As filed with the Securities and Exchange Commission on November 8, 2012

Registration No. 333-183798

Registration No. 814-00967

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-2

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☒	PRE-EFFECTIVE AMENDMENT NO. 2
☐	POST-EFFECTIVE AMENDMENT NO.
☐	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

WhiteHorse Finance, LLC

(Exact name of Registrant as Specified in Charter)

1450 Brickell Avenue, 31st Floor

Miami, Florida 33131

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (305) 379-2322

Richard Siegel H.I.G. WhiteHorse Advisers, LLC 1450 Brickell Avenue, 31st Floor

Miami, Florida 33131

(305) 379-2322

(Name and Address of Agent for Service)

Copies of information to:

Thomas J. Friedmann David J. Harris Dechert LLP 1775 I Street, N.W. Washington, DC 20006 Telephone: (202) 261-3300 Facsimile: (202) 261-3333	Paul K. Risko John A. MacKinnon Sidley Austin LLP 787 Seventh Avenue New York, NY 10019 Telephone: (212) 839-5300 Facsimile: (212) 839-5959

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement. If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than Securities offered in connection with a dividend reinvestment plan, check the following box.    ☐

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)(3)
Common Stock, par value $0.001 per share	$86,250,000	$9,884.25

(1)	Includes the underwriters’ option to purchase additional shares.
(2)	Estimated pursuant to Rule 457(o) solely for the purpose of determining the registration fee.
(3)	Previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion

Preliminary Prospectus dated November [    ], 2012

PROSPECTUS

                         Shares

WhiteHorse Finance, LLC

Common Stock

We are a newly organized, externally managed, non-diversified, closed-end management investment company that intends to file an election to be treated as a business development company under the Investment Company Act of 1940. Our investment objective is to generate risk-adjusted returns primarily by originating secured loans to small-capitalization, or small-cap, companies across a broad range of industries, providing our stockholders with current income and capital appreciation.

H.I.G. WhiteHorse Advisers, LLC will serve as our investment adviser. H.I.G. WhiteHorse Administration, LLC will serve as our administrator. These entities are affiliates of H.I.G. Capital, LLC, an alternative asset manager founded in 1993 and focused on the small-cap market. H.I.G. Capital, LLC had over $10 billion of capital under management as of September 30, 2012.

This is an initial public offering of our shares of common stock. All of the shares of common stock offered by this prospectus are being sold by us.

Our shares of common stock have no history of public trading. We currently expect that the initial public offering price per share of our common stock will be $[    ]. We intend to apply to have our common stock approved for quotation on The NASDAQ Global Market under the symbol “WHF.”

We are an “emerging growth company” within the meaning of the recently enacted Jumpstart Our Business Startups Act.

Immediately prior to this offering, we expect to sell         shares of common stock to our directors, officers, investment adviser, the managers of our investment adviser and their immediate family members or entities owned by, or family trusts for the benefit of, such persons, at a price of $        per share in a private placement. We will receive the full proceeds of this private placement, and no underwriting discounts or commissions will be paid in respect of these shares.

This prospectus contains important information you should know before investing in our common stock. Please read it before you invest and keep it for future reference. Upon completion of this offering, we will file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or the SEC. This information will be available free of charge by contacting us at 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131, Attention: Investor Relations, or by calling us collect at (305) 379-2322. The SEC also maintains a website at http://www.sec.gov that contains this information.

Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. If our shares trade at a discount to our net asset value, it may increase the risk of loss for purchasers in this offering. Assuming an initial public offering price of $        per share, purchasers in this offering will experience immediate dilution of approximately $        per share. See “Dilution” for more information.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Investing in our common stock involves a high degree of risk, including credit risk and the risk of the use of leverage. Before buying any shares of our common stock, you should read the discussion of the material risks of investing in our common stock, including the risk of leverage, in “Risk Factors” beginning on page 22 of this prospectus.

	Per Share	Total

Public offering price	$	$
Underwriting discount and commission(1)	$	$
Proceeds, before expenses, to us(2)	$	$

(1)	Our investment advisor has agreed to pay $[ ] million of the underwriting discount and commission in connection with this offering.
(2)	We estimate that we will incur approximately $ in expenses in connection with this offering.

The underwriters may also exercise their option to purchase up to an additional         shares from us, at the public offering price, less the underwriting discount, for 30 days after the date of this prospectus. If the underwriters exercise this option in full, the total underwriting discount will be $            , and total proceeds, before expenses, will be $            .

The shares will be ready for delivery on or about November    , 2012.

Joint Book-Running Managers

Deutsche Bank Securities	J.P. Morgan	Citigroup	Barclays

The date of this prospectus is November     , 2012.

* * * * *

You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus is accurate only as of the date on the front of this prospectus. Our business, financial condition and prospects may have changed since that date. To the extent required by applicable law, we will update this prospectus during the offering period to reflect material changes to the disclosure this prospectus.

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this prospectus. Except where the context suggests otherwise, the terms:

•

“we,” “us,” “our” and “WhiteHorse Finance” refer (unless the context otherwise requires) to WhiteHorse Finance, LLC, a Delaware limited liability company, and its consolidated subsidiary, WhiteHorse Warehouse (as defined below) for the periods prior to the consummation of the BDC Conversion, and refer to WhiteHorse Finance, Inc., a Delaware corporation, and its consolidated subsidiary, WhiteHorse Warehouse, for the periods after the consummation of the BDC Conversion;

•

“H.I.G. Capital” refers (unless the context otherwise requires), collectively, to H.I.G. Capital, L.L.C., a Delaware limited liability company, and its affiliates. H.I.G. Capital employs all of WhiteHorse Finance’s investment professionals, as well as those of WhiteHorse Advisers, WhiteHorse Administration and their respective affiliates;

•	“Members” refer, collectively, to H.I.G. Bayside Debt & LBO Fund II, L.P. and H.I.G. Bayside Loan Opportunity Fund II, L.P.;

•	“WhiteHorse Warehouse” refers to WhiteHorse Finance Warehouse, LLC, a special purpose Delaware limited liability company and a wholly owned subsidiary of WhiteHorse Finance;

•	“WhiteHorse Advisers” and the “investment adviser” refers to H.I.G. WhiteHorse Advisers, LLC, a Delaware limited liability company and an affiliate of H.I.G. Capital;

•	“WhiteHorse Administration” and the “administrator” refers to H.I.G. WhiteHorse Administration, LLC, a Delaware limited liability company and an affiliate of H.I.G. Capital; and

•	the “investment committee” refers to our investment adviser’s investment committee.

Immediately prior to the pricing of our initial public offering and our election to be treated as a business development company, we will convert from a limited liability company into a corporation. In this conversion, WhiteHorse Finance, Inc. will succeed to the business of WhiteHorse Finance, LLC, and the members of WhiteHorse Finance, LLC will become stockholders of WhiteHorse Finance, Inc. In this prospectus, we refer to these transactions as the “BDC Conversion,” and, where applicable, “shares” refer to our units prior to the BDC Conversion and to shares of common stock in our corporation afterward. Unless otherwise indicated, the disclosure in this prospectus gives effect to the BDC Conversion.

WhiteHorse Finance

We are a newly organized, externally managed, non-diversified, closed-end management investment company that intends to file an election to be treated as a business development company under the Investment Company Act of 1940, as amended, or the 1940 Act. In addition, for tax purposes, we intend to elect to be treated as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code.

We were formed on December 28, 2011 and commenced operations on January 1, 2012. We were originally capitalized with $176.3 million of contributed assets from H.I.G. Bayside Debt & LBO Fund II, L.P. and H.I.G. Bayside Loan Opportunity Fund II, L.P., each of which is an affiliate of H.I.G. Capital. These assets were contributed as of January 1, 2012 in exchange for 11,752,383 units in WhiteHorse Finance.

We are a direct lender targeting debt investments in privately held, small-cap companies located in the United States. We define the small-cap market as those companies with enterprise values between $50 million and $350 million. Our investment objective is to generate attractive risk-adjusted returns primarily by originating and investing in senior secured loans, including first lien and second lien facilities, to performing small-cap companies across a broad range of industries that typically carry a floating interest rate based on the London Interbank Offered Rate, or LIBOR, and have a term of three to six years. While we intend to focus principally on originating senior secured loans to small-cap companies, we may also opportunistically make investments at other levels of a company’s capital structure, including mezzanine loans or equity interests. We also may receive warrants to purchase common stock in connection with our debt investments. We expect to generate current income through the receipt of interest payments, as well as origination and other fees, capital appreciation and dividends.

We have invested, and expect in the future to invest, in securities that are rated below investment grade by rating agencies or that may be rated below investment grade if they were so rated. Below investment grade securities, which are often referred to as “junk” bonds, are viewed as speculative investments because of concerns with respect to the issuer’s capacity to pay interest and repay principal.

As of September 30, 2012, our existing investment portfolio consisted of senior secured loans and senior notes across twelve positions with an aggregate fair value of $288.9 million and a par value of $292.0 million. As of that date, the majority of our portfolio was comprised of senior secured loans to small-cap borrowers. As of September 30, 2012, our portfolio had an average investment size of $24.3 million, with investment sizes ranging from $1.5 million to $62.0 million, a weighted average unlevered cash current yield of 13.9%, and a yield to maturity of 16.9%, with yields to maturity ranging from 9.7% to 30.4%. Yield to maturity is calculated based on the cost of purchased investments or the fair value of contributed investments, in each case on the date of purchase or contribution, as applicable; and uses the relevant published LIBOR curve as of such date; and assumes (1) all scheduled interest payments are made as scheduled and (2) each investment is held to maturity with no prepayments or losses and is repaid at par upon maturity. Also as of September 30, 2012, the weighted average remaining term of our debt investments was approximately 2.8 years, with remaining terms ranging from 0.8 years to 5.0 years. However, we can offer no assurance that the cash current yield or yield to maturity on our investments will remain at levels equivalent to our existing investment portfolio.

Recent Changes to the Portfolio.    After September 30, 2012 and prior to the date of this prospectus, we made a new loan to an existing portfolio company as part of a refinancing of our previous investment in the same portfolio company, had our investment in another portfolio company refinanced, sold a portion of our investment in one portfolio company, funded an additional draw from one of our portfolio companies and made an additional investment in one of our portfolio companies. We refer to this series of transactions in this prospectus as the Changes to the Portfolio. After giving effect to the Changes to the Portfolio, our investment portfolio as of September 30, 2012 on a pro forma basis, had an aggregate fair value of $228.7 million and a par value of $231.7 million, with an average investment size of $21.1 million, a weighted average unlevered cash current yield of 14.5%, and a yield to maturity of 18.1%.

See “Prospectus Summary—Formation Transactions” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Formation Transactions—Our Formation.”

H.I.G. Capital

H.I.G. Capital is one of the leading global alternative asset managers focused on the small-cap market. H.I.G. Capital was founded in 1993 and, over the past 19 years, has grown by continually enhancing its strategic investment capabilities into additional asset classes within the small-cap market. As of September 30, 2012, H.I.G. Capital managed over $10 billion of capital through a number of buyout, credit-oriented and growth capital funds, each of which is focused on the small-cap market. As of such date, H.I.G. Capital operated through domestic offices in Miami, New York, Boston, San Francisco, Dallas, Atlanta and Chicago and international offices in London, Hamburg, Paris, Madrid and Rio de Janeiro, with approximately 260 investment professionals with the operating, strategy and investing experience necessary to execute the firm’s value-added investment strategy. H.I.G. Capital’s investment professionals share a common investment philosophy built around a highly analytical, private equity-like framework of rigorous business assessment, extensive due diligence and a disciplined risk valuation methodology that guides investment decisions. H.I.G. Capital has built an extensive and proprietary network of informal and unconventional deal sources in the small-cap business community consisting of accountants, attorneys, and other advisors who have access to small-cap companies. We believe that H.I.G. Capital, as an experienced small-cap investor, has a demonstrated ability to identify, source, analyze, invest and monitor investments in the small-cap market

Our Investment Adviser

Our investment activities are managed by our investment adviser, H.I.G. WhiteHorse Advisers, LLC. Our investment adviser is an affiliate of H.I.G. Capital and is responsible for sourcing potential investments, conducting research and diligence on prospective investments and equity sponsors, analyzing investment opportunities, structuring our investments and monitoring our investments in portfolio companies on an ongoing basis. WhiteHorse Advisers has also agreed to provide us with access to personnel and an investment committee so that we may fulfill our obligations as the collateral manager to WhiteHorse Warehouse under the Credit Facility, as discussed below. H.I.G. WhiteHorse Advisers, LLC was organized in Delaware and is a registered investment adviser under the Investment Advisers Act of 1940, as amended, or the Advisers Act. Under the investment advisory agreement with WhiteHorse Advisers, or Investment Advisory Agreement, we will pay our investment adviser a base management fee and an incentive fee for its services. See “The Adviser and the Administrator—Investment Advisory Agreement” for a discussion of the base management fee and incentive fee that we have agreed to pay our investment adviser.

WhiteHorse Advisers has entered into a staffing agreement, or the Staffing Agreement, with an affiliate of H.I.G. Capital under which the affiliate has agreed to make experienced investment professionals available to WhiteHorse Advisers and to provide access to its senior investment personnel to enable WhiteHorse Advisers to perform all of its obligations under the Investment Advisory Agreement. We believe that the Staffing Agreement will provide our investment adviser with access to deal flow generated by H.I.G. Capital in the ordinary course of business and commits certain members of H.I.G. Capital’s investment committee to serve as members of WhiteHorse Advisers’ investment committee, or the investment committee. In addition, under the Staffing Agreement, H.I.G. Capital is obligated to allocate investment opportunities among its managed affiliates fairly and equitably over time in accordance with its allocation policy. See “Certain Relationships—Investment Advisory Agreement.” Through the Staffing Agreement, our investment adviser intends to take advantage of the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of H.I.G. Capital’s senior investment professionals.

An affiliate of our adviser, WhiteHorse Administration, will provide administrative services necessary for us to operate. See “The Adviser and the Administrator—Administration Agreement” for a discussion of the fees and expenses for which we are required to reimburse WhiteHorse Administration.

Market Opportunity

We believe that market inefficiencies and an imbalance between the supply of, and demand for, capital in the small-cap credit market creates an attractive investment opportunity through the origination of primary loans for the following reasons:

Specialized Lending Requirements.    In our experience, lending to small-cap companies requires more rigorous due diligence and underwriting processes than lending to larger companies. Small-cap companies typically have fewer management resources to dedicate to the borrowing process, and often receive no assistance from financial advisors in this regard. Because of these and other specialized lending requirements, only a limited segment of the lending community has historically served small-cap borrowers.

Reduced Lending by Commercial Banks.    Recent regulatory changes and continued ownership of legacy assets have significantly curtailed banks’ lending capacities. In response, we believe that many commercial banks have deemphasized their service and product offerings to small-cap companies in favor of lending to larger customers. We believe that the relative decline in competition from commercial banks will drive a higher volume of deal flow to us.

Reduced Credit Supply from Non-Bank Lenders.    We believe lending to small-cap companies by hedge funds and other non-bank lenders is constrained, as many such lenders have gone out of business, exited this market or are winding down. Along with reduced lending by commercial banks, we believe that reduced credit supply from non-bank lenders provides a promising environment for originating loans to small-cap companies.

Significant Demand for Credit.    We believe that demand for debt financing from small-cap companies will remain strong because these companies will continue to require credit to refinance existing debt, to support growth initiatives and to finance acquisitions. We believe the combination of strong demand by small-cap companies and the reduced supply of credit described above should increase lending opportunities for us.

Inefficient Market.    We believe there are a number of inefficiencies in the small-cap credit market that will allow us to achieve superior risk-adjusted returns relative to other types of loans. Unlike larger companies, small-cap borrowers may not have a financial advisor and, as a result, may not receive as many financing offers, leading to more favorable financing terms for us, and may be less sophisticated in negotiating the terms of their financing. Moreover, the simpler capital structures frequently found in small-cap companies enhance protections and reduce or eliminate intercreditor issues. In addition, small-cap lenders face less competition than lenders to larger companies. As a result, small-cap lenders frequently have greater flexibility in structuring favorable transactions.

Competitive Strengths

We believe we are well-positioned to take advantage of opportunities in the small-cap market due the following competitive strengths:

Leading Small-Cap Market Position.    H.I.G. Capital is one of the leading global alternative asset managers focused on the small-cap market. With more than $10 billion of capital and 19 years of investment experience focused primarily on small-cap companies as of September 30, 2012, H.I.G. Capital believes it has a specialized knowledge of the small-cap marketplace and expertise in evaluating the issues and opportunities facing small-cap companies throughout economic cycles.

Large and Experienced Team with Substantial Resources.    Our investment adviser has access through the Staffing Agreement to the resources and expertise of H.I.G. Capital’s approximately 390 employees in twelve offices across the United States, Europe and South America as of September 30, 2012. As of such date, H.I.G. Capital had approximately 260 experienced investment professionals, including 78 professionals dedicated to debt investing. We believe that the quality of these resources provides a significant advantage and will contribute to the strength of our business.

Extensive Deal Sourcing Infrastructure.    Given the inefficiencies of the small-cap market, finding smaller companies that represent attractive debt investment opportunities requires a different sourcing network than that for larger companies. Over the past 19 years, H.I.G. Capital has built an extensive and proprietary network of deal sources in the small-cap market consisting of accountants, attorneys and other advisors who have access to these companies. Each of H.I.G. Capital’s approximately 260 investment professionals is involved in deal sourcing and our in-house business development group of approximately 15 deal sourcing professionals further enhances our sourcing network. We believe H.I.G. Capital’s extensive deal sourcing infrastructure provides us with access to investment opportunities that may not be available to many of our competitors.

Deep Credit Expertise.    As of September 30, 2012, H.I.G. Capital’s credit platform managed approximately $5 billion of capital across multiple investment funds supported by 78 dedicated credit investment professionals. These investment professionals bring a depth of experience across a broad range of transaction types, including primary loan originations and distressed debt investments. We believe this experience will provide us with expertise in credit documentation, loan structuring and restructuring negotiations to help protect our investments and maximize our recovery value to the extent a portfolio company does not perform as expected.

Disciplined Investment and Underwriting Process.    Through its 19 years of investment experience, H.I.G. Capital has developed a disciplined investment process entailing intensive “bottom-up” fundamental analysis which we intend to utilize in order to generate attractive risk-

adjusted returns while preserving downside protection. Each investment is reviewed by the investment committee, which is comprised of senior investment professionals of H.I.G. Capital with an average of more than 20 years of investment experience as of September 30, 2012.

Investment Strategy

Our investment strategy is to generate current income and capital appreciation primarily by originating secured loans. We expect our typical investment size to range from $10 million to $50 million. We will primarily target borrowers in the United States with enterprise values of $50 million to $350 million across a broad range of industries. We expect that the proceeds of our loans will be used for a variety of purposes, including refinancings of existing debt, acquisition financing, or working capital to support growth or realignment. We intend to focus principally on originating senior secured loans to performing privately-held small-cap companies across a broad range of industries that typically carry a floating interest rate based on LIBOR and have a term of three to six years. While we intend to focus principally on originating senior secured loans to small-cap companies, including first lien and second lien facilities, we may also opportunistically make investments at other levels of a company’s capital structure, including mezzanine loans or equity interests. We also may receive warrants to purchase common stock in connection with our debt investments. We expect to generate current income through the receipt of interest payments, origination and other fees, and dividends. Our typical loans will carry a floating interest rate based on LIBOR plus a spread, will have a term of three to six years, will be secured by all tangible and intangible assets of the borrower, and will include covenants, monitoring and information rights in favor of the lender.

Organizational Structure

The following shows an organizational chart reflecting our relationship with our investment adviser and administrator as of the date of this prospectus:

Recent Developments

Our Formation.    We were formed on December 28, 2011 and commenced operations on January 1, 2012 as H.I.G. WhiteHorse Holdings, LLC, a Delaware limited liability company. We changed our name to WhiteHorse Finance, LLC on April 18, 2012. The Members, two private funds affiliated with H.I.G. Capital, contributed assets to us with a fair value of $176.3 million in exchange for units in WhiteHorse Finance, LLC. These assets were contributed as of January 1, 2012 in exchange for 11,752,383 units in WhiteHorse Finance. For this initial formation transaction, we retained an independent, third-party valuation firm to determine the fair value of such contributed assets as of the date of contribution, except in the case of one asset contributed on January 1, 2012. In this case, the fair value was determined based on acquisition cost in a recent arm’s length transaction with an unaffiliated third party.

Credit Facility.    On September 27, 2012, our wholly owned subsidiary WhiteHorse Warehouse, as the borrower, entered into a $150 million secured revolving credit facility with an asset-backed commercial paper conduit, as lender, for which Natixis, New York Branch, provides liquidity support. On September 27, 2012, WhiteHorse Warehouse borrowed $51.3 million under this facility. The Credit Facility is secured by all of the assets of WhiteHorse Warehouse, which includes nine loans with a fair value of $198.1 million as of September 30, 2012. We expect to cause WhiteHorse Warehouse to continue to acquire and finance primarily senior secured loans in a manner consistent with our investment strategy. WhiteHorse Warehouse will not originate loans. Rather, we expect to originate and acquire loans and transfer to WhiteHorse Warehouse some of the loans that meet the objective requirements described elsewhere in this prospectus. As of September 30, 2012, we had $51.3 million in outstanding borrowings under the Credit Facility.

In this prospectus, we refer to this credit facility as the Credit Facility and to the commercial paper conduit together with any additional lenders that may join the Credit Facility in the future, collectively, as the Lender. In connection with the Credit Facility:

•

we and WhiteHorse Warehouse entered into a loan sale and contribution agreement, or the Loan Sale Agreement, under which we transferred some of our loans that met certain objective criteria established by the Lender, and pursuant to which we expect to contribute, or transfer through partial equity contributions and partial cash sales, additional loans in the future that meet these criteria, to WhiteHorse Warehouse;

•

we and WhiteHorse Warehouse entered into a collateral management agreement, or the Collateral Management Agreement, pursuant to which we have agreed to act as collateral manager for WhiteHorse Warehouse; and

•

we entered into a risk retention letter, or the Risk Retention Letter, under which we have agreed to own (A) an unhedged net equity interest of WhiteHorse Warehouse equal to at least 5% of its aggregate assets and (B) all of the equity interests in WhiteHorse Warehouse (or such amount as is required by European Union regulation). These obligations will continue for the life of the Credit Facility. For additional information on the Credit Facility, see “Description of the Credit Facility.”

Unsecured Term Loan.    On November [    ], 2012, we entered into a $90.0 million unsecured term loan agreement with Citibank, N.A., as the sole initial lender, and H.I.G. Bayside Loan Opportunity Fund II, L.P., or Loan Fund II, as guarantor. We refer to this unsecured term loan and the term loan agreement governing its terms in this prospectus, collectively, as the

Unsecured Term Loan. The Unsecured Term Loan is subject to customary covenants and events of default, such as failure to pay the principal of, or interest on, the Unsecured Term Loan, certain events of bankruptcy, insolvency or reorganization occur or a payment default under certain of our other debt obligations. The Unsecured Term Loan includes customary restrictions that limit our ability to pay dividends under certain circumstances, to merge with another entity unless we are the surviving entity following the merger and to amend our organizational documents. One of our Members, Loan Fund II, has guaranteed our obligation to make payments under the Unsecured Term Loan. Loan Fund II, as the guarantor of the Unsecured Term Loan, has the right to require the lender to assign the loan to it under certain circumstances. We are permitted to prepay amounts outstanding under the Unsecured Term Loan in whole or in part without penalty.

Distribution to the Members.    On November [    ], 2012, we made a single, one-time distribution of $[    ] million to the Members. This distribution was funded with the proceeds from the Credit Facility and the Unsecured Term Loan as well as cash we generated from the ordinary course of business. We refer to this one-time distribution in this prospectus as the Distribution to the Members. The Distribution to the Members represents, in effect, a return of capital, a reduction in the amount of the Members’ initial equity contribution and the replacement of such equity contribution with debt capital from unaffiliated third parties.

BDC Conversion.    Immediately prior to the completion of this offering, we intend to convert into a Delaware corporation, WhiteHorse Finance, Inc., and all of the outstanding units in WhiteHorse Finance, LLC will be converted into          shares of common stock in WhiteHorse Finance, Inc. As part of the BDC Conversion, the Members will receive an aggregate of          shares of our common stock in exchange for the 23,983,586 units they own in us, representing an estimated equivalent price of $         per share based on the fair value of the assets contributed by the Members in connection with our formation, as determined by our board of directors, or board. Upon completion of this offering and the Concurrent Private Placement, the Members will own, collectively, approximately [    ]% of our common stock, assuming no exercise of the underwriters’ option to purchase additional shares.

Operating and Regulatory Structure

Our investment activities will be managed by WhiteHorse Advisers and supervised by our board, a majority of whom are independent of H.I.G. Capital, WhiteHorse Advisers and their respective affiliates.

As a business development company, we will be required to comply with certain regulatory requirements. For example, some existing funds controlled by our affiliates and affiliated funds formed in the future and managed by our investment adviser may, notwithstanding different stated investment objectives, have overlapping investment objectives with our own and, accordingly, may invest in asset classes similar to those targeted by us. If our investment adviser undertakes to manage a new fund in the future, we do not intend to invest in any portfolio company in which that fund has a pre-existing investment, although we may co-invest with such affiliate on a concurrent basis, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures. See “Regulation.”

Also, as a business development company, we are generally prohibited from acquiring assets other than qualifying assets unless, after giving effect to any acquisition, at least 70% of our total assets are qualifying assets. Qualifying assets generally include securities of eligible portfolio companies, cash, cash equivalents, U.S. government securities and high-quality debt instruments maturing in one year or less from the time of investments. Under the rules of the 1940 Act, “eligible portfolio companies” include:

•	private U.S. operating companies;

•

public U.S. operating companies whose securities are not listed on a national securities exchange (e.g., the New York Stock Exchange) or registered under the Securities Exchange Act of 1934, as amended, or the Exchange Act; and

•	public U.S. operating companies having a market capitalization of less than $250 million.

Public U.S. operating companies whose securities are quoted on the over-the-counter bulletin board and through Pink Sheets LLC are not listed on a national securities exchange and therefore are eligible portfolio companies. See “Regulation—Qualifying Assets.”

We intend to elect to be treated for U.S. federal income tax purposes as a RIC under the Code. In order to be treated as a RIC, we must satisfy certain source of income, asset diversification and distribution requirements. See “Tax Matters.”

Use of Leverage

As a business development company, we are permitted under the 1940 Act to borrow funds to finance a portion of our investments. As of September 30, 2012, we had $51.3 million of debt outstanding under the Credit Facility. In addition to the Credit Facility and the Unsecured Term Loan described above, we expect to use leverage to finance a portion of our investments in the future, consistent with the rules and regulations under the 1940 Act. As a business development company, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock that we may issue in the future, of at least 200%. If this ratio declines below 200%, we cannot incur additional debt and could be required to sell a portion of our investments to repay debt when it is disadvantageous to do so.

We expect to incur leverage through either a traditional credit facility or a private securitization vehicle, rather than through an issuance of preferred stock. We may grant a security interest in up to 100% of our assets under the terms of any debt instruments into which we enter. In addition, under the terms of any credit facility or other debt instruments into which we enter, we may be required to use the net proceeds of any investments that we sell to repay a portion of the amount borrowed under such facility or instrument before applying such net proceeds to other uses.

The use of leverage is generally considered a speculative investment technique and increases the risks associated with investing in our securities. In the future, we may borrow from, and issue senior securities to, banks, insurance companies and other lenders. If the value of our assets decreases, leverage would cause net asset value to decline more sharply than it otherwise would have had we not leveraged, thereby magnifying losses or eliminating our equity stake in a leveraged investment. See “Risk Factors—Risks Relating to our Business and Structure—We intend to finance our investments with borrowed money, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.”

Conflicts of Interest

We are prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our independent directors and, in some cases, of the SEC. Any person that owns, directly or indirectly, five percent or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act, and we are generally prohibited from buying or selling any security from or to, or entering into certain “joint” transactions (which could include investments in the same portfolio company) with such affiliates, absent the prior approval of our independent directors. Our investment adviser and its affiliates, including persons that control, or are under common control with, us or our investment adviser, are also considered to be our affiliates under the 1940 Act, and we are generally prohibited from buying or selling any security from or to, or entering into “joint” transactions with, such affiliates without prior approval of our independent directors and, in some cases, exemptive relief from the SEC.

We may, however, invest alongside our investment adviser’s, and its affiliates’ other clients in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations. For example, we may invest alongside such accounts consistent with guidance promulgated by the staff of the SEC permitting us and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that our investment adviser, acting on our behalf and on behalf of other clients, negotiates no term other than price. We may also invest alongside our investment adviser’s other clients as otherwise permissible under regulatory guidance, applicable regulations and the allocation policy of H.I.G. Capital and our investment adviser. Under this allocation policy, a calculation based on the type of investment would be applied to determine the amount of each opportunity to be allocated to us. This allocation policy would be periodically reviewed by our investment adviser and approved by our independent directors. We expect that these determinations will be made similarly for other accounts sponsored or managed by our investment adviser and its affiliates. If sufficient securities or loan amounts are available to satisfy our and each such account’s proposed demand, we expect that the opportunity will be allocated in accordance with our investment adviser’s pre-transaction determination. Where there is an insufficient amount of an investment opportunity to satisfy us and other accounts sponsored or managed by our investment adviser or its affiliates, the allocation policy further provides that allocations among us and such other accounts will generally be made pro rata based on the amount that each such party would have invested if sufficient securities or loan amounts were available. However, we can offer no assurance that investment opportunities will be allocated to us fairly or equitably in the short-term or over time.

In situations where co-investment with other accounts managed by our investment adviser or its affiliates is not permitted or appropriate, H.I.G. Capital and our investment adviser will need to decide which client will proceed with the investment. Our investment adviser’s allocation policy provides, in such circumstances, for investments to be allocated on a random or rotational basis to assure that all clients have fair and equitable access to such investment opportunities. Moreover, except in certain circumstances, we will be unable to invest in any issuer in which a fund managed by our investment adviser or its affiliates has previously invested. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. These restrictions may limit the scope of investment opportunities that would otherwise be available to us.

Certain funds and other vehicles advised by an affiliate of our investment adviser own more than 50% of the voting securities of two of our portfolio companies, control the board of such companies or are the controlling members of such companies, which we refer to in this prospectus as affiliate control investments. Such investments at different points in the capital structure of a single portfolio company can give rise to actual or potential conflicts of interest, and we will not be able to make any similar investments after we elect to be treated as a business development company immediately prior to this offering. As a result of these affiliate control investments, some investment opportunities with respect to these two portfolio companies will not be available to us. For example, under the 1940 Act and the regulations thereunder, we may not be permitted, or will be limited in our ability, to participate in follow-on offerings of securities by such portfolio companies or to sell or otherwise exit our investments in such portfolio companies. The funds and other vehicles advised by the affiliate of our investment adviser will be similarly limited in their ability to participate in such investment opportunities for as long as we retain our interest in such investment securities. Apart from these limitations with respect to such portfolio companies, we do not believe that the existence of such affiliate control investments will have an adverse impact on our investment activity. We have no present intention to sell such investments and expect, subject to any change in circumstances with respect to such investments, to hold them to maturity. We are also not aware of any plans by either such portfolio company to undertake any follow on offering of securities in which we would be prohibited from investing.

Our board of directors has reviewed the potential impact on our investment activity of these affiliate control investments and has concluded that the potential impact should be minimal. In reaching this conclusion, the board considered several factors, including (1) that such limitations will not affect us after such time as our investments in these two portfolio companies are either repaid at maturity or refinanced and (2) that these investments are generally consistent with our investment strategy and may be held through maturity, barring any unforeseen developments, without adversely impacting our investment strategy. We do not intend, and are prohibited by the terms of the 1940 Act and the related rules thereunder, from investing in securities issued by any company in which an affiliate of ours or of our investment adviser holds a control investment except pursuant to the terms of an order of exemptive relief granted by the SEC or otherwise in accordance with interpretive guidance, if any, provided by the staff of the SEC permitting such investments.

See “Risk Factors—Risks Relating to our Business and Structure—There are significant potential conflicts of interest that could affect our investment returns” and “Certain Relationships.”

Risk Factors

Investing in us involves a high degree of risk and you could lose all or part of your investment. We refer to certain of these risks below.

•	We are a new company with a limited operating history.

•	The lack of experience of our investment adviser in operating under the constraints imposed on us as a business development company and RIC may hinder the achievement of our investment objectives.

•

We intend to finance a portion of our investments with borrowed money, including under the Credit Facility; such financing arrangements tend to magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us, and, given that we entered into the Credit Facility recently, we have limited experience operating under its constraints.

•

There are significant potential conflicts of interest related to the investment committee, our investment adviser and its affiliates, including their obligations to other clients, that could affect our investment returns.

•	We have not yet identified the investments we will acquire using the proceeds of this offering.

•

The market price and liquidity of the market for shares of our common stock may be significantly affected by the inability of our investment adviser to employ additional experienced investment professionals or the departure of any of our investment adviser’s key personnel, including Sami Mnaymneh and Anthony Tamer; and an event of default may occur under the Credit Facility under certain circumstances, which we define in this prospectus as Change in Control. See “Risk Factors—Risks Relating to our Business and Structure—Provisions of the General Corporation Law of the State of Delaware, our certificate of incorporation and bylaws could deter takeover attempts and have an adverse effect on the price of our common stock.”

•	We are subject to risks associated with small-cap companies.

•	We may expose ourselves to risks if we engage in hedging transactions.

•	Investing in our shares may involve an above average degree of risk and is intended for long-term investors.

See “Risk Factors” beginning on page 22 for more information on these and other risks you should carefully consider before deciding to invest in shares of our common stock.

Company Information

Our principal executive offices are located at 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131, telephone number (305) 379-2322. Our corporate website is located at www.whitehorsefinance.com. Information on our website is not incorporated into or a part of this prospectus.

THE OFFERING

Common Stock Offered by Us	shares, excluding shares of common stock issuable pursuant to the option to purchase additional shares granted to the underwriters. We have granted to the underwriters an option to purchase up to additional shares of our common stock.

Concurrent Private Placement	Immediately prior to the closing of this offering, we expect to sell shares of common stock to our directors and officers, our investment adviser, the managers of our investment adviser and the immediate family members or entities owned by, or family trusts for the benefit of, such persons at the initial offering price of $ per share in a private placement. We will receive the full proceeds of this private placement, and no underwriting discounts or commissions will be paid in respect of these shares. We refer to the private placement in this prospectus as the Concurrent Private Placement. Under a registration rights agreement signed at the time of such private placement, the holders of these shares will receive registration rights entitling them to make up to two demands on us to register their shares under the Securities Act. From the date of this prospectus through the date that is 180 days after the date of this prospectus, we, our investment adviser, our administrator, our officers and directors, existing shareholders (including the Members) and investors in the Concurrent Private Placement have agreed with the representatives of the underwriters, subject to certain exceptions, not to sell any shares of our common stock or hedge such securities or engage in activities similar to such sales or hedges. See “Shares Eligible for Future Sale—Lock-Up Agreements.” Holders of a majority of these shares may elect to exercise their registration rights at any time after the date on which these shares of common stock are released from the lock-up arrangement agreed to as part of this offering. See “Shares Eligible for Future Sale—Registration Rights.”

Common Stock to be Outstanding After this Offering	shares (including shares sold in the Concurrent Private Placement), excluding shares of common stock issuable pursuant to the option to purchase additional shares granted to the underwriters.

Use of Proceeds

We calculate that the net proceeds we will receive from the sale of shares of our common stock in this offering and the Concurrent Private Placement will be approximately $         million (or approximately $            million if the underwriters fully exercise their option to purchase

additional shares in full) after deducting the underwriting discounts and commissions and estimated offering expenses of $            payable by us. We plan to invest the net proceeds of this offering and the Concurrent Private Placement in accordance with our investment objective and the strategies described in this prospectus and for general corporate purposes, including payment of operating expenses.

We anticipate that substantially all of the net proceeds of this offering and the Concurrent Private Placement will be invested within six to 12 months of the closing of this offering, in accordance with our investment objective and strategies, depending on the availability of appropriate investment opportunities and market conditions. The time period during which we anticipate investing such proceeds can be affected by a number of factors. For example, because we do not intend to invest in securities that are traded on a national securities exchange or for which there is public information available, we anticipate that our investment adviser will need to conduct extensive due diligence and to negotiate individualized terms prior to entering into each investment. Pending such investments, we intend to invest the remaining net proceeds of this offering and the Concurrent Private Placement primarily in cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment. These securities may have lower yields than our other investments and, accordingly, may result in lower distributions during such period. See “Use of Proceeds.”

Proposed NASDAQ Global Market symbol	“WHF”

Trading at a Discount	Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. The possibility that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline.

Distributions

We intend to distribute quarterly distributions to our stockholders out of assets legally available for distribution. Our quarterly distributions, if any, will be determined by our board. Our board intends to declare a distribution of approximately $            per share, payable at or near the end of the fourth quarter of 2012. This distribution is contingent upon the completion of this offering during the fourth quarter of 2012. The amount of any such distribution will be prorated for the number of days remaining in the quarter after the completion of this offering. No assurance can be given that we will be able to declare such a distribution in future periods, and our ability to make distributions will be subject to a number of factors, including our results of operations. See “Distributions.” To the extent that we pay our required distributions and such distributions exceed our current and accumulated earnings and profits, such excess distributions will be treated first as a return of capital to the extent of a stockholder’s tax basis in his or her shares and then as capital gain. Reducing a stockholder’s tax basis will have the effect of increasing his or her gain (or reducing loss) on a subsequent sale of shares.

Investment Advisory Agreement	Under the Investment Advisory Agreement, we will pay WhiteHorse Advisers a base management fee and an incentive fee for its services.

Management Fee

The base management fee will be calculated at an annual rate of 2.0% of our consolidated gross assets, including cash and cash equivalents and assets purchased with borrowed funds. Our investment advisor has agreed to exclude cash and cash equivalents from the calculation of the base management fee for the calendar quarters ending December 31, 2012, March 31, 2013, June 30, 2013 and September 30, 2013.

The SEC requires that the “Management fees” percentage in the Fees and Expenses table on page 19 be calculated as a percentage of net assets attributable to common stockholders, rather than total assets, including assets that have been funded with borrowed monies, because common stockholders indirectly bear all of this cost. We estimate our base management fees to be [    ]% of net assets, assuming net assets of $            million and leverage of $         million, which reflects our net assets and pro forma leverage as of September 30, 2012 after giving effect to this offering and the Concurrent Private Placement.

Income-Based Fee

The incentive fee will consist of two components that are independent of each other, with the result that one component may be payable even if the other is not. The first component, which is income-based and payable quarterly in arrears, will equal 20% of the amount, if any, that our “Pre-Incentive Fee Net Investment Income” exceeds a 1.75% quarterly (7.00% annualized) Hurdle Rate

(as defined under “Fees and Expenses”) subject to a “catch-up” feature and the Incentive Fee Cap described below. The portion of such incentive fee that is attributable to deferred interest (such as payment-in-kind, or PIK, interest or original issue discount) will be paid to our investment adviser, together with interest accrued from the date of deferral to the date of payment, only if and to the extent we actually receive such interest in cash, and any accrual thereof will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual.

Capital Gains-Based Fee

The second component, which is capital gains-based, will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date) and will equal 20% of our cumulative aggregate realized capital gains from the most recent valuation completed prior to the date of the Investment Advisory Agreement through the end of that calendar year, computed net of our aggregate cumulative realized capital losses and aggregate cumulative unrealized capital depreciation through the end of such calendar year, less the aggregate amount of any previously paid capital gains incentive fees and subject to the Incentive Fee Cap. The second component of the incentive fee is not subject to any minimum return to stockholders.

Incentive Fee Cap

We have structured the calculation of these incentive fees to include a fee limitation such that no incentive fee will be paid to our investment adviser for any quarter if, after such payment, the cumulative incentive fees paid to our investment adviser for the period that includes the then current fiscal quarter and the 11 preceding fiscal quarters, which we refer to in this prospectus as the Incentive Fee Look-back Period, would exceed 20.0% of our Cumulative Pre-Incentive Fee Net Income (as defined below) during the Incentive Fee Look-back Period.

We accomplish this limitation by subjecting each incentive fee payable to a cap, which we refer to in this prospectus as the Incentive Fee Cap. The Incentive Fee Cap in any quarter is equal to (a) 20.0% of Cumulative Pre-Incentive Fee Net Income during the Incentive Fee Look-back Period less (b) cumulative incentive fees of any kind paid to our investment adviser by us for the Incentive Fee Look-back

Period. To the extent the Incentive Fee Cap is zero or a negative value in any quarter, we will pay no incentive fee to our investment adviser in that quarter. We will only pay incentive fees to the extent allowed by the Incentive Fee Cap. To the extent that the payment of incentive fees is limited by the Incentive Fee Cap, the payment of such fees may be deferred and paid in subsequent quarters up to three years after their date of deferment subject to applicable limitations included in the Investment Advisory Agreement.

Pre-Incentive Fee Net Investment Income means, in each case on a consolidated basis, interest income, distribution income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

In this prospectus, Cumulative Pre-Incentive Fee Net Income during the Incentive Fee Look-back Period refers to the sum of (a) Pre-Incentive Fee Net Investment Income for each period during the Incentive Fee Look-back Period and (b) the sum of cumulative realized capital gains, cumulative realized capital losses, cumulative unrealized capital depreciation and cumulative unrealized capital appreciation during the applicable Incentive Fee Look-back Period.

See “The Adviser and the Administrator—Investment Advisory Agreement—Management Fee.”

Taxation	We intend to elect to be treated for U.S. federal income tax purposes as a RIC. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as distributions. To obtain RIC status and the associated tax benefits, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of assets legally available for distribution. See “Distributions” and “Tax Matters.”

Leverage	As a business development company, we are permitted under the 1940 Act to borrow funds to finance a portion of our investments. See “Risk Factors—Risks Relating to our Business and Structure—We intend to finance our investments with borrowed money, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us” “—Risks Relating to Our Business and Structure—We are subject to risks associated with the Credit Facility,” “—Risks Relating to Our Business and Structure—We are subject to risks associated with the Unsecured Term Loan” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

Dividend Reinvestment Plan	We have adopted an “opt out” dividend reinvestment plan for our stockholders. As a result, if we declare a dividend or other distribution, then stockholders’ cash distributions will be reinvested automatically in additional shares of our common stock, unless our stockholders specifically “opt out” of the dividend reinvestment plan, so as to receive cash dividends or other distributions. If a stockholder specifically “opts-out” of the dividend reinvestment plan, that stockholder will receive cash dividends or other distributions. Stockholders who receive distributions in the form of shares of common stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan.”

Administration Agreement	We have entered into an administration agreement, or the Administration Agreement, with WhiteHorse Administration under which we will reimburse WhiteHorse Administration for our allocable portion of overhead and other expenses incurred by WhiteHorse Administration in performing its obligations, including furnishing us with office facilities, equipment and clerical, bookkeeping and record keeping services, as well as providing us with other administrative services. To the extent that our administrator outsources any of its functions, we will pay the fees associated with such functions on a direct basis without any profit to WhiteHorse Administration. See “The Adviser and the Administrator—Administration Agreement.”

License Arrangements	We have entered into a license agreement with an affiliate of H.I.G. Capital, or the License Agreement, pursuant to which we have been granted a non-exclusive license to use the name “WhiteHorse.” See “The Adviser and the Administrator—License Agreement.”

Anti-Takeover Provisions	Our certificate of incorporation and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change of control in circumstances that could give the holder of our common stock the opportunity to realize a premium over the market price for our common stock. See “Description of Shares.” In addition, our board is divided into three classes of directors serving staggered three-year terms. This structure is intended to increase the likelihood of continuity of management, which may be necessary for us to realize the full value of our investments. A staggered board also may serve to deter hostile takeovers or proxy contests, as may certain other measures adopted by us. See “Description of Shares—Provisions of the DGCL and Our Certificate of Incorporation and Bylaws.”

Custodian and Transfer Agent	The Bank of New York Mellon will serve as our custodian, and American Stock Transfer & Trust Company, LLC will serve as our transfer and dividend paying agent and registrar. See “Custodian, Transfer Agent and Distribution Paying Agent and Registrar.”

Available Information	We have filed with the SEC a registration statement on Form N-2 under the Securities Act of 1933, as amended, or the Securities Act, which contains additional information about us and the shares of our common stock being offered by this prospectus. After completion of this offering, we will be required to file periodic reports, proxy statements and other information with the SEC. This information will be available at the SEC’s public reference room in Washington, D.C. and on the SEC’s website at http://www.sec.gov.

We maintain a website at www.whitehorsefinance.com and intend to make all of our annual, quarterly and current reports, proxy statements and other information available, free of charge, on or through our website. You may also obtain such information by contacting us, in writing at: WhiteHorse Finance, 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131, Attention: Investor Relations, or by telephone at (305) 379-2322.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or “WhiteHorse Finance,” or that “we” will pay fees or expenses, our stockholders will indirectly bear such fees or expenses as investors in WhiteHorse Finance.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)%		(1)
Sales load paid by advisor (as a percentage of offering price)%		(2)
Offering expenses (as a percentage of offering price)%		(3)
Dividend reinvestment plan fees		(4)

Total stockholder transaction expenses (as a percentage of offering price)	—%

Annual expenses (as a percentage of net assets attributable to common stock):
Base management fees	%	(5)
Incentive fees payable under Investment Advisory Agreement (20% of Pre-Incentive Fee Net Investment Income and 20% of realized capital gains)%		(6)
Interest payments on borrowed funds	%	(7)
Other expenses	%	(8)

Total annual expenses	%

(1)	The underwriting discount and commission with respect to shares sold in this offering, which is a one-time fee paid to the underwriters, is the only sales load paid in connection with this offering.
(2)	Our investment advisor has agreed to pay $[ ] million of the underwriting discount and commission in connection with this offering.
(3)	Amount reflects estimated offering expenses of approximately $ .
(4)	The expenses of the dividend reinvestment plan, which consist primarily of the expenses of American Stock Transfer & Trust Company, LLC, are included in “other expenses.” See “Dividend Reinvestment Plan.”
(5)	The SEC requires that the “Management fees” percentage be calculated as a percentage of net assets attributable to common stockholders, rather than total assets, including assets that have been funded with borrowed monies, because common stockholders bear all of this cost. The estimate of our base management fees assumes net assets of $ million and leverage of $ million, which reflects our net assets and pro forma leverage as of September 30, 2012 after giving effect to this offering, the expected incurrence of indebtedness under the Credit Facility and the Unsecured Term Loan and the Concurrent Private Placement.
Our base management fee under the Investment Advisory Agreement is calculated at an annual rate equal to 2.0% and is based on our consolidated gross assets, including cash and cash equivalents and assets purchased with borrowed funds, and is payable quarterly in arrears. Our investment advisor has agreed to exclude cash and cash equivalents from the calculation of the base management fee for the calendar quarters ending December 31, 2012, March 31, 2013, June 30, 2013 and September 30, 2013. See “The Adviser and the Administrator—Investment Advisory Agreement—Management Fee” and footnote 5 below. If the base management fee portion of the “Management fees” percentage were calculated instead as a percentage of our consolidated gross assets, our base management fee portion of the “Management fees” percentage would be approximately 2.0% of total assets.
(6)	The incentive fee consists of two components that are independent of each other, with the result that one component may be payable even if the other is not. We have structured the calculation of these incentive fees, the “Income and Capital Gain Incentive Fee Calculations,” to include a fee limitation such that no incentive fee will be paid to our investment adviser for any quarter if, after such payment, the cumulative incentive fees paid to our investment adviser for the period that includes the then current fiscal quarter and the 11 preceding fiscal quarters, which we refer to in this prospectus as the Incentive Look-back Period, would exceed 20.0% of our Cumulative Pre-Incentive Fee Net Income during the Incentive Fee Look-back Period.

We accomplish this limitation by subjecting each incentive fee payable to a cap, which we refer to in this prospectus to as the Incentive Fee Cap. The Incentive Fee Cap in any quarter is equal to (a) 20.0% of Cumulative Pre-Incentive Fee Net Income during the Incentive Fee Look-back Period less (b) cumulative incentive fees of any kind paid to our investment adviser by us for the Incentive Fee Look-back Period. To the extent the Incentive Fee Cap is zero or a negative value in any quarter, we will pay no incentive fee to our investment adviser in that quarter. We will only pay incentive fees to the extent allowed by the Incentive Fee Cap. To the extent that the payment of incentive fees is limited by the Incentive Fee Cap, the payment of such fees may be deferred and paid up to three years after their date of deferment subject to limitations included in the Investment Advisory Agreement.

In this prospectus, Cumulative Pre-Incentive Fee Net Income refers to the sum of (a) Pre-Incentive Fee Net Investment Income for each period during the Incentive Fee Look-back Period and (b) the sum of cumulative realized capital gains, cumulative realized capital losses, cumulative unrealized capital depreciation and cumulative unrealized capital appreciation during the Incentive Fee Look-back Period.
The first component, which is income-based and payable quarterly in arrears, will equal 20% of the amount, if any, that our “Pre-Incentive Fee Net Investment Income” exceeds a 1.75% quarterly (7.00% annualized) hurdle rate (the “Hurdle Rate”), subject to a “catch-up” provision measured at the end of each calendar quarter and the Incentive Fee Cap. The operation of the first component of the incentive fee for each quarter is as follows:
•	no incentive fee is payable to our investment adviser in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the Hurdle Rate of 1.75% (7.00% annualized);
•

100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle Rate but is less than 2.1875% in any calendar quarter (8.75% annualized) is payable to our investment adviser. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the Hurdle Rate but is less than 2.1875%) as the “catch-up.” The effect of the “catch-up” provision is that, if such Pre-Incentive Fee Net Investment Income exceeds 2.1875% in any calendar quarter, our investment adviser will receive 20% of such Pre-Incentive Fee Net Investment Income as if the Hurdle Rate did not apply; and

•

20% of the amount of such Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) is payable to our investment adviser (once the Hurdle Rate is reached and the catch-up is achieved).

The portion of such incentive fee that is attributable to deferred interest (such as PIK interest or original issue discount) will be paid to our investment adviser, together with interest accrued from the date of deferral to the date of payment, only if and to the extent we actually receive such interest in cash, and any accrual thereof will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. Any reversal of such amounts would reduce net income for the quarter by the net amount of the reversal (after taking into account the reversal of incentive fees payable) and would result in a reduction and possibly elimination of the incentive fees for such quarter.
There is no accumulation of amounts on the Hurdle Rate from quarter to quarter and, accordingly, there is no claw-back of amounts previously paid if subsequent quarters are below the quarterly Hurdle Rate, and there is no delay of payment if prior quarters are below the quarterly Hurdle Rate. Since the Hurdle Rate is fixed, as interest rates rise, it will be easier for our investment adviser to surpass the Hurdle Rate and receive an incentive fee based on Pre-Incentive Fee Net Investment Income.
The second component, which is capital gains-based, will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing on December 31, 2012, and will equal 20% of our cumulative aggregate realized capital gains from the most recent valuation completed prior to the date of the Investment Advisory Agreement through the end of that calendar year, computed net of our aggregate cumulative realized capital losses and aggregate cumulative unrealized capital depreciation through the end of such year, less the aggregate amount of any previously paid capital gains incentive fees and subject to the Incentive Fee Cap.
As described above, we will not pay any incentive fee at any time when, after such payment, the cumulative incentive fees paid to date would exceed 20% of the Cumulative Pre-Incentive Fee Net Income during the Incentive Fee Look-back Period.
The amount reflected in the table is based on amounts that would have been incurred during the three months ended September 30, 2012, annualized a full year assuming the Investment Advisory Agreement had been in effect during such three-month period.
For a more detailed discussion of the calculation of this fee, see “The Adviser and the Administrator—Investment Advisory Agreement—Management Fee.”
(7)	Interest payments on borrowed funds represents our estimated annual interest expense under the Credit Facility and the Unsecured Term Loan.
Our stockholders bear directly or indirectly the cost of borrowings. The borrowing costs included in the table above give pro forma effect to $ million in aggregate outstanding indebtedness under the Credit Facility and the Unsecured Term Loan at the completion of this offering with a weighted average interest rate of %. Assuming the Credit Facility and the Unsecured Term Loan were in effect as of September 30, 2012, the weighted average effective interest rate as of September 30, 2012, including the effects of amortization of original issue discount and deferred debt issuance costs, would have been %. Deferred issuance costs include structuring and other facility fees, as well as legal fees, rating agency fees and all other direct and incremental costs associated with the Credit Facility, which costs are being fully amortized over the life of the loans. For purposes of the example below, deferred debt issuance costs are assumed to reoccur annually.
(8)	Includes estimated organizational expenses of $ (which are non-recurring) and our overhead expenses, including payments under the Administration Agreement, based on our projected allocable portion of overhead and other expenses incurred by WhiteHorse Administration in performing its obligations under the Administration Agreement. Total annual expenses include certain estimates based on a proposed offering size of $[ ]. See “The Adviser and the Administrator—Administration Agreement.”

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed consolidated indebtedness of $         million, which is our expected leverage at the closing of this offering, and that our annual operating expenses remain at the levels set forth in the table above.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return(1)	$	$	$	$

(1)	The above illustration assumes that we will not realize any capital gains computed net of all realized capital losses and unrealized capital depreciation. The expenses you would pay indirectly, based on a $1,000 investment and assuming a 5% annual return resulting entirely from net realized capital gains (and therefore subject to the capital gain incentive fee), and otherwise making the same assumptions in the example above, would be: 1 year, $[ ]; 3 years, $[ ]; 5 years, $[ ]; and 10 years, $[ ]. Because our investment strategy involves investments that generate current income, we believe that a 5% annual return resulting entirely from net realized capital gains is unlikely.

While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the Investment Advisory Agreement, which, assuming a 5% annual return, would either not be payable or would have an insignificant impact on the expense amounts shown above, is not included in the example. This illustration assumes that we will not realize any capital gains (computed net of all realized capital losses and unrealized capital depreciation) in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses and returns to our investors would be higher. In addition, the example assumes inclusion of the sales load of $         in the first year, and offering expenses of approximately $[        ] and reinvestment of all dividends and other distributions at net asset value. Participants in our dividend reinvestment plan will receive a number of shares of our common stock determined by dividing the total dollar amount of the distribution payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the distribution. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

This example should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

RISK FACTORS

Before you invest in our shares, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus, before you decide whether to make an investment in our common stock. The risks set out below are not the only risks we face. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

Risks Relating to our Business and Structure

We are a new company with a limited operating history.

We were organized in December 2011. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objectives and that the value of your investment could decline substantially. We anticipate that it will take us six to 12 months following the date of this prospectus to invest substantially all of the net proceeds of this offering and the Concurrent Private Placement in accordance with our investment objectives and strategies, in part because privately negotiated investments in illiquid securities or private small-cap companies require substantial due diligence and structuring. During this period, we intend to invest the remaining net proceeds of this offering and the Concurrent Private Placement in short-term investments, such as cash and cash equivalents. We expect we will earn yields substantially lower than the interest income that we anticipate receiving from investments in the future. As a result, any distributions we make during this period may be substantially lower than the distributions that we expect to pay when our portfolio is fully invested.

The lack of experience of our investment adviser in operating under the constraints imposed on us as a business development company and RIC may hinder the achievement of our investment objectives.

The 1940 Act and the Code impose numerous constraints on the operations of business development companies and RICs that do not apply to other investment vehicles managed by H.I.G. Capital and its affiliates. Business development companies are required, for example, to invest at least 70% of their total assets primarily in securities of U.S. private or thinly traded public companies, cash, cash equivalents, U.S. government securities and other high-quality debt instruments that mature in one year or less from the date of investment. Subject to certain exceptions for follow-on investments and distressed companies, an investment in an issuer that has outstanding securities listed on a national securities exchange may be treated as qualifying assets only if such issuer has a common equity market capitalization that is less than $250 million at the time of such investment. Moreover, qualification for taxation as a RIC requires satisfaction of source-of-income, asset diversification and distribution requirements. While our investment adviser has experience investing in securities of U.S. private or thinly traded public companies, neither we nor our investment adviser has any experience operating under these constraints, which may hinder our ability to take advantage of attractive investment opportunities and to achieve our investment objectives. As a result, we cannot assure you that our investment adviser will be able to operate our business under these constraints. Any failure to do so could subject us to enforcement action by the SEC, cause us to fail to satisfy the requirements associated with RIC status, cause us to fail the 70% eligible portfolio company test described above or otherwise have a material adverse effect on our business, financial condition or results of operations.

We may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could violate the 1940 Act provisions applicable to business development companies and possibly lose our status as a business development company, which would have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inopportune times in order to comply with the 1940 Act. If we need to dispose of such investments quickly, it may be difficult to dispose of such investments on favorable terms, or at all. For example, we may have difficulty in finding a buyer, and, even if we do find a buyer, we may have to sell the investments for less than we could have received if we were able to sell them at a later time.

We depend upon key personnel of H.I.G. Capital, our investment adviser and its affiliates.

We are an externally managed business development company, and therefore we do not have any internal management capacity or employees. We will depend on the diligence, skill and network of business contacts of our investment adviser to achieve our investment objectives. We expect that our investment adviser will evaluate, negotiate, structure, close and monitor our investments in accordance with the terms of the Investment Advisory Agreement.

Our investment adviser is an affiliate of H.I.G. Capital and will, in turn, depend upon access to the investment professionals and other resources of H.I.G. Capital and its affiliates to fulfill its obligations to us under the Investment Advisory Agreement. WhiteHorse Advisers will also depend on H.I.G. Capital to obtain access to deal flow generated by the professionals of H.I.G. Capital. Under the Staffing Agreement, an affiliate of H.I.G. Capital has agreed to provide our investment adviser with the resources necessary to fulfill these obligations. The Staffing Agreement provides that the affiliate will make available to WhiteHorse Advisers experienced investment professionals and access to the senior investment personnel of H.I.G. Capital for purposes of evaluating, negotiating, structuring, closing and monitoring our investments. We are not a party to this Staffing Agreement and cannot assure you that the affiliate of H.I.G. Capital will fulfill its obligations under the agreement. If the affiliate fails to perform, we cannot assure you that our investment adviser will enforce the Staffing Agreement, that such agreement will not be terminated by either party or that we will continue to have access to the investment professionals of H.I.G. Capital and its affiliates or their market knowledge and deal flow.

We depend upon the senior professionals of H.I.G. Capital to maintain relationships with sources of investment opportunities, and we intend to rely to a significant extent upon these relationships. We cannot assure you that these individuals will continue to provide investment advice to us through our investment advisor. If these individuals, including the members of the investment committee, are no longer employed by our investment adviser or an affiliate of our investment adviser, or fail to maintain existing relationships or develop new relationships with other sources of investment opportunities, we may not be able to grow our investment portfolio. In addition, individuals with whom the senior professionals of H.I.G. Capital have relationships are not obligated to provide us with investment opportunities. Therefore, we can offer no assurance that such relationships will generate investment opportunities for us.

Our business model depends to a significant extent upon H.I.G. Capital’s proprietary deal-flow network of informal and unconventional potential deal sources in the small-cap business community. Any inability of H.I.G. Capital to maintain or develop this network, or the failure of this network to generate investment opportunities, could adversely affect our business.

We depend upon H.I.G. Capital to maintain its extensive, proprietary small-cap deal sourcing network, and we expect to rely to a significant extent upon this network to provide us with investment opportunities. This network of informal and unconventional deal sources in the small-cap business community includes accountants, attorneys, brokers, insurance agents, consultants and financial advisors who have access to small-cap companies. If H.I.G. Capital fails to maintain such sourcing network, or to develop new relationships with other sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom H.I.G. Capital has relationships are not obligated to provide us with investment opportunities, and we can offer no assurance that these relationships will generate investment opportunities for us in the future.

If our investment adviser is unable to manage our investments effectively, we may be unable to achieve our investment objectives.

Our ability to achieve our investment objectives will depend on our ability to manage our business and to grow our business. This will depend, in turn, on our investment adviser’s ability to identify, invest in and monitor companies that meet our investment criteria. This, in turn, will depend on the ability of H.I.G. Capital to identify, invest in and monitor companies that meet our investment criteria. The achievement of our investment objectives on a cost-effective basis will depend upon our investment adviser’s execution of our investment process, its ability to provide competent, attentive and efficient services to us and our access to financing on acceptable terms. Our investment adviser will have substantial responsibilities under the Investment Advisory Agreement. The personnel of H.I.G. Capital who are made available to our investment adviser under the Staffing Agreement are engaged in other business activities and may be called upon to provide managerial assistance to our portfolio companies, either of which activities could distract them, divert their time and attention such that they could no longer dedicate a significant portion of their time to our businesses or otherwise slow our rate of investment. Any failure to manage our business and our future growth effectively could have a material adverse effect on our business, financial condition, results of operations and cash flows.

We may not replicate the historical results achieved by other entities managed or sponsored by members of the investment committee or by H.I.G. Capital or its affiliates.

Our primary focus in making investments generally differs from that of existing investment funds, accounts or other investment vehicles that are or have been managed by members of the investment committee or sponsored by H.I.G. Capital or its affiliates. Past performance is not a guarantee of future results, and there can be no assurance that we will achieve comparable results. In addition, investors in our common stock are not acquiring an interest in any such investment funds, accounts or other investment vehicles that are or have been managed by members of the investment committee or sponsored by H.I.G. Capital or its affiliates. While we may consider co-investing in portfolio investments with other investment funds, accounts or investment vehicles managed by members of the investment committee or sponsored by H.I.G. Capital or its affiliates, our ability to make such investments will be limited by the 1940 Act, including, potentially, requiring the prior approval of our independent directors and, in some cases, SEC exemptive relief. We can offer no assurance that we will obtain such approvals or exemptive relief or develop opportunities that comply with such limitations. We also cannot assure you that we will replicate the historical results achieved by members of the investment committee, and we caution you that our investment returns could be substantially lower than the returns achieved by them in prior periods. Additionally, all or a portion of the prior results may have been achieved in particular market conditions which may never be repeated.

The competitive market for investment opportunities in which we operate may limit our investment opportunities.

A number of entities compete with us to make the types of investments that we plan to make in small-cap companies. We compete with public and private funds, including other business development companies, commercial and investment banks, commercial financing companies, specialty finance companies, hedge funds and, to the extent they provide an alternative form of financing, private equity funds. Some of our potential competitors are larger and have greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act will impose on us as a business development company. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objectives.

Participants in our industry compete on several factors, including price, flexibility in transaction structuring, customer service, reputation, market knowledge and speed in decision-making. We will not seek to compete primarily based on the interest rates we offer, and we believe that some of our competitors may make loans with interest rates that are lower than the rates we offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. However, if we match our competitors’ pricing, terms and structure, we may reduce our net investment income and increase our risk of losses.

The global capital markets are in a period of disruption and instability. These market conditions materially and adversely affected debt and equity capital markets in the United States and abroad, which could have a negative impact on our business and operations.

Beginning in 2007, and continuing through 2011, the global capital markets experienced a period of disruption resulting in increasing spreads between the yields realized on riskier debt securities and those realized on securities perceived to be risk free, such as U.S. Treasuries, as well as a lack of liquidity in the debt capital markets, significant write-offs in the financial services sector and the re-pricing of credit risk in the syndicated loan market. These events were accompanied by the deterioration of the housing market, illiquid market conditions, declining business and consumer confidence and the failure of certain major financial institutions. These events contributed to a worsening of general economic conditions that materially and adversely affected the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. These conditions may return or worsen in the future.

Since 2010, several European Union countries, including Greece, Spain, Italy, Portugal and Ireland, have faced severe budget issues, some of which are disrupting the economies of those countries and other European Union countries. There have been significant concerns about national-level support for the euro and the coordination of fiscal and wage policy among European Economic and Monetary Union-member countries, and these concerns may persist or worsen. In addition, one or more nations in the euro zone, such as Greece, may cease to use the euro as their currency. The ramifications of any such actions are unclear, and any such action may have a substantial adverse impact on the level of economic activity in Europe and in the

United States. Any return of the U.S. and global economic downturn or a recession period in the United States could adversely impact our investments. In addition, social and political tensions around the world, and particularly in the Middle East, may continue to contribute to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties or deterioration in the United States and worldwide. We do not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on our investments. We monitor developments and seek to manage our investments in a manner consistent with achieving our investment objectives, but there can be no assurance that we will be successful in doing so, and we may not timely anticipate or manage existing, new or additional risks, contingencies or developments, including regulatory developments in the current or future market environment.

While these conditions persist, we and other companies in the financial services sector may be required to, or may choose to, seek access to alternative markets for debt and equity capital. Equity capital may be difficult to raise because, subject to certain limited exceptions, as a business development company, we are not generally able to issue and sell our common stock at a price below net asset value per share without first obtaining approval for such issuance from our stockholders and independent directors. In addition, the debt capital that will be available to us, if at all, may be at a higher cost and on terms and conditions that may be less favorable than we expect, which, if incurred, could negatively affect our financial performance and results in the future. In addition, the portfolio companies in which we invest may not be able to service or refinance their debt, which could materially and adversely affect our financial condition, as we could experience reduced income or even losses. The inability to raise capital and the risk of portfolio company defaults may have a negative effect on our business, financial condition and results of operations. Another prolonged period of market illiquidity may also cause us to reduce the volume of loans we originate and/or fund below historical levels and adversely affect the value of our portfolio investments, which could have a material and adverse effect on our business, financial condition and results of operations.

Moreover, recent market conditions have made, and may in the future make, it difficult to extend the maturity of or refinance our existing indebtedness and any failure to do so could have a material adverse effect on our business, financial conditions and results of operations. The illiquidity of our investments may make it difficult for us to sell such investments if required. As a result, we may realize significantly less than the value at which we have recorded our investments.

Capital markets volatility also affects our investment valuations. While most of our investments are not publicly traded, applicable accounting standards require us to assume as part of our valuation process that our investments are sold in a principal market to market participants (even if we plan on holding an investment through its maturity). As a result, volatility in the capital markets can adversely affect our valuations.

We intend to elect to be treated as a RIC. If we are unable to qualify as a RIC, we will be subject to corporate-level income tax.

We intend to elect to be treated as a RIC under the Code. To qualify as a RIC under the Code and obtain RIC tax benefits, we must meet certain income source, asset diversification and annual distribution requirements. The annual distribution requirement for a RIC is satisfied if we distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our stockholders on an annual basis. To the extent we use preferred stock or debt financing in the future, we may be subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under preferred stock or loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to qualify for RIC tax benefits. If we fail to make sufficient distributions, as a result of contractual restrictions in the Credit Facility, the Unsecured Term Loan or otherwise, we may become subject to corporate-level income tax. To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because we anticipate that most of our investments will be in the debt of relatively illiquid small-cap private companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If we fail to qualify for RIC tax benefits for any reason and remain or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on us and our stockholders.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For U.S. federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the making of a loan or possibly in other circumstances, or PIK interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discount, which could be significant relative to our overall investment assets, and increases in loan balances as a result of PIK interest will be included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash. In addition, after the reinvestment period under the Credit Facility, asset sales proceeds, if any (including any realized gains) must be used to pay down any outstanding debt and certain other amounts prior to distributing cash from WhiteHorse Warehouse to us. Also, if certain coverage tests are not met under the Credit Facility or if an event of default and acceleration occurs under the Credit Facility, then income and capital gains which would otherwise be distributable by us to our stockholders could be diverted to pay down debt or other amounts due under the Credit Facility.

As a result, we may have difficulty meeting the RIC tax requirement to distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax benefits and thus be subject to corporate level income tax. See “Tax Matters—Taxation as a RIC.”

To the extent that we pay our required distributions and such distributions are in excess of our current and accumulated earnings and profits, such excess distributions will be treated first as a return of capital to the extent of a stockholder’s tax basis in his or her shares and then as capital gain. Reducing a stockholder’s tax basis will have the effect of increasing his or her gain (or reducing loss) on a subsequent sale of shares.

PIK interest payments we receive will increase our assets under management and, as a result, will increase the amount of base management fees payable by us to our investment adviser.

Certain of our debt investments may contain provisions providing for the payment of PIK interest. Because PIK interest results in an increase in the size of the loan balance of the underlying loan, the receipt by us of PIK interest will have the effect of increasing our assets under management. As a result, because the base management fee that we pay to our investment adviser is based on the value of our consolidated gross assets, the receipt by us of PIK interest will result in an increase in the amount of the base management fee payable by us. In addition, any such increase in a loan balance due to the receipt of PIK interest will cause such loan to accrue interest on the higher loan balance, which will result in an increase in our pre-incentive fee net investment income and, as a result, an increase in incentive fees that are payable by us to our investment adviser.

Regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional debt or equity capital.

In the future, we expect that we will require a substantial amount of capital in addition to the proceeds of this offering and the Concurrent Private Placement. We have issued, and may in the future issue, debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we will be permitted as a business development company to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test and would be restricted from further borrowings until such time as we regain compliance. In addition, covenants in our debt agreements existing at such time may require us to repay a portion of our indebtedness, which could require us to sell a portion of our assets to make such repayment.

If we issue senior securities, we will be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred stock, such securities would rank “senior” to common stock in our capital structure, and preferred stockholders would have separate voting rights, dividend and liquidation rights and possibly other rights, preferences or privileges more favorable than those granted to holders of our common stock. Furthermore, the issuance of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for our common stockholders or otherwise be in your best interest.

Our board may decide to issue common stock to finance our operations rather than issuing debt or other senior securities. As a business development company, we are not generally able to issue and sell our common stock at a price below current net asset value per share. We may, however, issue or sell our common stock at a price below the current net asset value of the common stock, or sell warrants, options or rights to acquire such common stock at a price below the current net asset value of the common stock if our board determines that such sale is in the best interests of us and our stockholders, and our stockholders approve such sale within 12 months prior to such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board, closely approximates the market value of such securities (less any distributing commission or discount). We also may conduct rights offerings at prices per share less than the net asset value per share, subject to the requirements of the 1940 Act. If we raise additional funds by issuing additional common stock or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders at that time would decrease, and our stockholders may experience dilution.

In addition to issuing securities to raise capital as described above, we may in the future seek to securitize our loans to generate cash for funding new investments. To securitize loans, we may create one or more wholly owned subsidiaries and sell and contribute a pool of loans to such subsidiaries. This could include the sale or other issuance of debt by such subsidiaries on a non-recourse basis to purchasers who we would expect to be willing to accept a lower interest rate to invest in investment grade-rated debt secured by such loan pools, and we would retain all or a portion of the equity in any such subsidiary. An inability to securitize part of our loan portfolio could limit our ability to grow our business, fully execute our business strategy and increase our earnings. Moreover, the successful securitization of part of our loan portfolio might expose us to losses as the loans we are not able to securitize will tend to be those that are riskier and more apt to generate losses.

Any failure on our part to maintain our status as a business development company would reduce our operating flexibility.

If we do not remain a business development company, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility.

We are subject to risks associated with the Unsecured Term Loan.

On November [    ], 2012, we entered into the Unsecured Term Loan and borrowed $90.0 million under that loan. As a result of the Unsecured Term Loan, we are subject to a variety of risks, including those set forth below.

We may experience an event of default and acceleration under the Unsecured Term Loan, which would have a material adverse effect on us.

There are several circumstances under which an event of default may occur under the Unsecured Term Loan, such as failure to pay the principal of, or interest on, the Unsecured Term Loan, certain events of bankruptcy, insolvency or reorganization occur or a payment default under certain of our other debt obligations.

Upon the occurrence of an event of default, the lender under the Unsecured Term Loan may exercise customary remedies, including declaring all amounts due and payable under the Unsecured Term Loan. Any of these developments would have a material adverse effect on our business, financial condition and results of operations.

We intend to finance our investments with borrowed money, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.

The use of leverage magnifies the potential for gain or loss on amounts invested. We have incurred leverage initially through the Credit Facility and, from time to time, intend to incur additional leverage to the extent permitted under the 1940 Act. The use of leverage is generally considered a speculative investment technique and increases the risks associated with investing in our securities. In the future, we may also borrow from, and issue senior securities, to banks, insurance companies and other lenders. Holders of these senior securities have and will have fixed dollar claims on our assets that are superior to the claims of our common stockholders, and we would expect such holders to seek recovery against our assets in the event of a default. WhiteHorse Warehouse has pledged, and may in the future continue to pledge, all or substantially all of its assets and has granted, and may in the future grant, a security interest in all or a portion of its assets under the Credit Facility. In addition, under the terms of the Credit

Facility, we must use the net proceeds of any investments that we sell to repay amounts then due with respect to our debt and certain other amounts owing under the Credit Facility before applying such net proceeds to other uses, such as distributing them to our stockholders.

If the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged, thereby magnifying losses or eliminating our equity stake in a leveraged investment. Similarly, any decrease in our revenue or income will cause our net income to decline more sharply than it would have had we not borrowed. Such a decline would also negatively affect our ability to make dividend payments on our common stock or preferred stock. Our ability to service our debt will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. In addition, our common stockholders will bear the burden of any increase in our expenses as a result of our use of leverage, including interest expenses and any increase in the management fee payable to our investment adviser.

As a business development company, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock that we may issue in the future, of at least 200%. If this ratio declines below 200%, we cannot incur additional debt and could be required to sell a portion of our investments to repay some debt when it is disadvantageous to do so. This could have a material adverse effect on our operations, and we may not be able to make distributions. The amount of leverage that we employ will depend on our investment adviser’s and our board’ assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to maintain our borrowings under the Credit Facility and the Unsecured Term Loan or obtain other credit at all or on terms acceptable to us.

In addition, the Credit Facility and the Unsecured Term Loan impose, and the terms of any other indebtedness that we incur in the future could impose, financial and operating covenants that restrict our business activities, including limitations that may hinder our ability to finance additional loans and investments or make the distributions required to maintain our status as a RIC under the Code.

The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below.

	Assumed Return on Our Portfolio (Net of Expenses)
	-10%		-5%		0%		5%		10%
Corresponding return to common stockholder(1)		%		%		%		%		%

(1)	Assumes $ million in total assets, $ million in debt outstanding and $ million in net assets as of and an average cost of funds of %, which was our weighted average borrowing cost for the period ended.

Based on our outstanding indebtedness of $         million as of September 30, 2012 (after giving pro forma effect to our borrowings under the Unsecured Term Loan) and the effective annual interest rate of         % as of that date, our investment portfolio must experience an annual return of at least         % to cover annual interest payments.

We are subject to risks associated with the Credit Facility.

On September 27, 2012, WhiteHorse Warehouse, our wholly-owned subsidiary, entered into the Credit Facility. As a result of the Credit Facility, we are subject to a variety of risks, including those set forth below.

Our interests in WhiteHorse Warehouse are subordinated.

We own 100% of the equity interests in WhiteHorse Warehouse and have agreed under the Risk Retention Letter to continue to own all of such equity interests for the life of the Credit Facility. We consolidate the financial statements of WhiteHorse Warehouse in our consolidated financial statements and treat the indebtedness of WhiteHorse Warehouse as our leverage for purposes of compliance with the 1940 Act. Our equity interests in WhiteHorse Warehouse are subordinated in priority of payment to its obligations to its debt holders and its service providers. All of these persons have claims superior to our claims as equity interest holder in any liquidation of WhiteHorse Warehouse.

We may not receive cash from WhiteHorse Warehouse.

We expect to receive cash from WhiteHorse Warehouse as distributions on our equity interests in WhiteHorse Warehouse. In addition, WhiteHorse Warehouse may make payments to us in our capacity as its collateral manager. We will receive distributions on our equity interests in WhiteHorse Warehouse only to the extent cash is available and permitted to be distributed under the Credit Facility. WhiteHorse Warehouse may not receive sufficient cash to make equity distributions, in which case we would not be entitled to receive equity distributions from WhiteHorse Warehouse and, as a result, we would be unable to make distributions to our stockholders in amounts sufficient to maintain our status as a RIC, or at all. Limitations under the Credit Facility will impair our ability to sell investments owned by WhiteHorse Warehouse, and we may not be able to sell such investments. These limitations include prior satisfaction of certain coverage tests and collateral quality tests, the minimum price at which we may sell such investments and the amount of investments we may sell within a certain timeframe.

Under the Credit Facility, there are two coverage tests that WhiteHorse Warehouse must meet on specified compliance dates in order to permit WhiteHorse Warehouse to make new borrowings under the Credit Facility and to make equity distributions to us in the ordinary course — an interest coverage test and an overcollateralization test. To meet the interest coverage test, WhiteHorse Warehouse must receive interest payments on the loans it holds in an aggregate amount equal to greater than 200% of the interest payable to the Lender plus certain capped fees, expenses and indemnities. The overcollateralization test compares, at any given time, the borrowing base under the Credit Facility to (1) the aggregate outstanding principal amount of all Lender advances, (2) the excess of certain unfunded commitments on loans over the amount reserved with respect to such loans and (3) the amount due for any unsettled purchases of loans at such time. To meet the overcollateralization test, this ratio must exceed a minimum specified amount set forth in the Credit Facility and related documentation. If either of these coverage tests is not met on a compliance date, then WhiteHorse Warehouse must apply cash available under the priority of payments in the Credit Facility to pay down principal under the Credit Facility and the Collateral Manager may then make deposits into an unfunded commitment reserve account until such coverage tests are satisfied. If we fail to receive cash from WhiteHorse Warehouse, we may be unable to make distributions to our stockholders in amounts sufficient to maintain our status as a RIC, or at all. Limitations under the Credit Facility will impair our ability to sell investments owned by WhiteHorse Warehouse, and we may not be able to sell such investments.

WhiteHorse Warehouse may experience an event of default and acceleration under the Credit Facility, which would have a material adverse effect on us.

There are several circumstances under which an event of default may occur under the Credit Facility, some of which relate to the performance of the assets of WhiteHorse Warehouse or the performance by WhiteHorse Warehouse of its obligations under the Credit Facility. The Credit Facility also includes certain customary events of default, such as (1) a breach of representations, warranties or covenants by us as collateral manager or by WhiteHorse Warehouse under the Credit Facility or failure on our part, or on the part of WhiteHorse Warehouse, to perform such obligations, (2) if we become insolvent, (3) if neither we, an affiliate approved by the required lenders under the Credit Facility or any successor collateral manager appointed in accordance with the Collateral Management Agreement is collateral manager, (4) if certain change of control events occur with respect to us or WhiteHorse Warehouse, as further described in this prospectus, or (5) if we, one of our executive officers or certain of our affiliates commits a specified bad act. The occurrence of an event of default could, among other consequences, (a) prevent us from making distributions to our stockholders sufficient to maintain our status as a RIC, or at all, (b) terminate the reinvestment period under the Credit Facility, if it is then in effect, and (c) permit the facility agent to assume the management of WhiteHorse Warehouse’s portfolio and to direct the liquidation of its assets. Any of these developments could or would have a material adverse effect on our business, financial condition and results of operations. Upon the occurrence of an event of default, the Lender may exercise customary remedies, including declaring all amounts due and payable under the Credit Facility, blocking distributions in respect of the equity of WhiteHorse Warehouse or selling assets, including selling assets at a lower price than what might otherwise be achieved in an orderly liquidation.

The ability of WhiteHorse Warehouse to purchase and sell investments is limited.

The Credit Facility restricts the collateral manager’s ability to purchase and sell investments for WhiteHorse Warehouse. As a result, the collateral manager may be unable to purchase or sell investments or take other actions that might be in our best interests, which could impair our performance and result in losses. During the reinvestment period, WhiteHorse Warehouse will have the ability to borrow funds for the acquisition of investments that meet the eligibility criteria set forth in the Credit Facility. Such funds may be repaid and re-borrowed during the reinvestment period, subject to compliance with the terms of the Credit Facility.

We may lose the ability to manage WhiteHorse Warehouse even if we continue to own its equity.

If an event of default occurs under the Credit Facility or if we resign or are terminated for cause as collateral manager under the Collateral Management Agreement, we may no longer manage the WhiteHorse Warehouse portfolio investments even though we are required to continue to own the equity interests in WhiteHorse Warehouse. If an agent for the Lender or the successor collateral manager does not manage WhiteHorse Warehouse’s portfolio in the same manner that we would have, our performance may not meet expectations and result in losses.

If the Lender under the Credit Facility is still a commercial paper conduit, it may not be obligated to advance amounts to us under the Credit Facility.

For so long as the Lender under the Credit Facility is a commercial paper conduit, the Lender is not obligated to advance amounts under the Credit Facility to us unless the following circumstances occur: (1) if the Lender has funds that may be used to fund advances under the

Credit Facility and those funds are not required to repay commercial paper notes or other short term funding backing the commercial paper notes issued by a limited purpose entity providing funding or financing to the Lender when due and (2) after giving effect to any advance made under the Credit Facility, the Lender (or limited purpose entity that finances the Lender) could issue commercial paper to refinance all of the Lender’s outstanding commercial paper (assuming it has all matured at such time) or all of the commercial paper of the Lender (or the limited purpose entity that finances such Lender) is paid in full.

We will be exposed to risks associated with changes in interest rates, and since we intend to use debt to finance our investments, changes in interest rates may affect our cost of capital and net investment income.

Interest rate fluctuations may have a substantial negative impact on our investments, the value of our common stock and our rate of return on invested capital. Since we plan to use debt to finance investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates when we have debt outstanding, our cost of funds will increase, which could reduce our net investment income. Conversely, in periods of falling interest rates, the probability that our loans and other investments in portfolio companies will be pre-paid increases. In such event, we can offer no assurance that we will be able to make new loans on the same terms, or at all. If we cannot make new loans on terms that are the same or better than the investments that are repaid, then our results of operations and financial condition will be adversely affected. We expect that our investments will be financed primarily with equity and long-term debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. Additionally, our ability to engage in hedging transactions may also be adversely affected by recent rules adopted by the U.S. Commodity Futures Trading Commission, or the CFTC, unless we register with the CFTC as a commodity pool operator.

You should also be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee Hurdle Rate and may result in a substantial increase in the amount of incentive fees payable to our investment adviser with respect to Pre-Incentive Fee Net Investment Income. Also, an increase in interest rates available to investors could make investment in our common stock less attractive if we are not able to increase our dividend rate, which could reduce the market value of our common stock.

There are significant potential conflicts of interest related to the investment committee, our investment adviser and its affiliates, including their obligations to other clients, that could affect our investment returns.

As a result of our arrangements with H.I.G. Capital, our investment adviser and the investment committee, there may be times when H.I.G. Capital, our investment adviser or such persons have interests that differ from those of our stockholders, giving rise to a conflict of interest.

The members of the investment committee serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do, or of investment funds managed by our investment adviser or its affiliates. Similarly, our investment adviser or its affiliates may have other clients with similar, different or competing investment objectives. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of us or our stockholders. For example, the members of the investment committee have, and will continue to have, management responsibilities for other investment funds, accounts or other investment vehicles managed or sponsored by our investment adviser and its affiliates. Our investment objectives may overlap with the investment objectives of such affiliated investment funds, accounts or other investment vehicles. As a result, those individuals may face conflicts in the allocation of investment opportunities among us and other investment funds or accounts advised by or affiliated with our investment adviser. Our investment adviser will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. However, we can offer no assurance that such opportunities will be allocated to us fairly or equitably in the short-term or over time. Where we are able to co-invest consistent with the requirements of the 1940 Act, if sufficient securities or loan amounts are available to satisfy our and each such account’s proposed demand, the opportunity will be allocated in accordance with our investment adviser’s pre-transaction determination. If there is an insufficient amount of an investment opportunity to satisfy our demand and that of other accounts sponsored or managed by our investment adviser or its affiliates, the allocation policy further provides that allocations among us and such other accounts will generally be made pro rata based on the amount that each such party would have invested if sufficient loan amounts were available. However, there can be no assurance that we will be able to participate in all suitable investment opportunities. Where we are unable to co-invest consistent with the requirements of the 1940 Act, our investment adviser’s allocation policy provides for investments to be allocated on a random or rotational basis to assure that all of its clients have fair and equitable access to such investment opportunities.

Because we expect to distribute substantially all of our ordinary income and net realized capital gains to our stockholders, we will need additional capital to finance our growth and such capital may not be available on favorable terms, or at all.

We will need additional capital to fund growth in our investment portfolio once we have fully invested the proceeds of this offering. In addition to the Credit Facility and the Unsecured Term Loan, we may issue debt or equity securities or borrow from financial institutions in order to obtain additional capital. Unfavorable economic conditions could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. A reduction in the availability of new capital could limit our ability to grow. We will be required to distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our stockholders to maintain our RIC status. As a result, these earnings will not be available to fund new investments. If we fail to obtain additional capital to fund new investments, this could limit our ability to grow, which may have an adverse effect on the value of our securities.

In addition, as a business development company, we are generally required to maintain a ratio of at least 200% of total assets to total borrowings, which may restrict our ability to borrow in certain circumstances.

The investment committee, our investment adviser or its affiliates may, from time to time, possess material non-public information, limiting our investment discretion.

Principals of our investment adviser and its affiliates and members of the investment committee may serve as directors of, or in a similar capacity with, companies in which we invest, the securities of which are purchased or sold on our behalf. Although we intend that the majority of our investments will be made in non-public securities, if we obtain material non-public information with respect to public companies, or we become subject to trading restrictions under the internal trading policies of those companies or as a result of applicable law or regulations, we could be prohibited for a period of time from purchasing or selling the securities of such companies, and this prohibition may have an adverse effect on us.

Our incentive fee structure may create incentives for our investment adviser that are not fully aligned with the interests of our stockholders and may induce our investment adviser to make speculative investments.

In the course of our investing activities, we will pay management and incentive fees to our investment adviser. The incentive fee payable by us to our investment adviser may create an incentive for our investment adviser to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The management fee is based on our consolidated gross assets. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than one might achieve through direct investments. Because the management fee is based on our consolidated gross assets, our investment adviser will benefit when we incur debt or use leverage. The use of leverage will increase the likelihood of default, which would disfavor the holders of our common stock, including investors in this offering.

Additionally, under the incentive fee structure, our investment adviser may benefit when capital gains are recognized and, because our investment adviser determines when a holding is sold, our investment adviser controls the timing of the recognition of such capital gains. Our board is charged with protecting our interests by monitoring how our investment adviser addresses these and other conflicts of interest associated with its management services and compensation. While they are not expected to review or approve each investment or realization, our independent directors will periodically review our investment adviser’s services and fees as well as its portfolio management decisions and portfolio performance. In connection with these reviews, our independent directors will consider whether such fees and our expenses (including those related to leverage) remain appropriate. As a result of this arrangement, our investment adviser or its affiliates may from time to time have interests that differ from those of our stockholders, giving rise to a conflict.

Unlike that portion of the incentive fee based on income, there is no Hurdle Rate applicable to the incentive fee based on net capital gains. As a result, our investment adviser may seek to invest more capital in investments that are likely to result in capital gains as compared to income producing securities. This practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

The valuation process for certain of our portfolio holdings creates a conflict of interest.

Many of our portfolio investments are expected to be made in the form of securities that are not publicly traded. As a result, our board will determine the fair value of these securities in good faith as described elsewhere in this prospectus. In connection with that determination, investment professionals from our investment adviser will provide our board with portfolio company valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. In addition, certain members of our board, including Messrs. John Bolduc and Jay Carvell, have an indirect pecuniary interest in our investment adviser. The participation of our investment adviser’s investment professionals in our valuation process, and the indirect pecuniary interest in our investment adviser by certain members of our board, could result in a conflict of interest as the management fee paid to our investment adviser is based, in part, on our consolidated gross assets.

Conflicts related to other arrangements with our investment adviser or its affiliates.

We have entered into a license agreement with an affiliate of H.I.G. Capital under which we have been granted a non-exclusive, royalty-free license to use the name “WhiteHorse.” See “The Adviser and the Administrator—License Agreement.” In addition, we will pay to WhiteHorse Administration our allocable portion of overhead and other expenses incurred by WhiteHorse Administration in performing its obligations under the Administration Agreement, such as rent and our allocable portion of the cost of our chief financial officer, chief operating officer, chief compliance officer and their respective staffs. This will create conflicts of interest that our board must monitor.

The Investment Advisory Agreement with WhiteHorse Advisers and the Administration Agreement with WhiteHorse Administration were not negotiated on an arm’s-length basis and may not be as favorable to us as if they had been negotiated with an unaffiliated third party.

The Investment Advisory Agreement and the Administration Agreement were negotiated between related parties. Consequently, their terms, including fees payable to our investment adviser, may not be as favorable to us as if they had been negotiated with an unaffiliated third party. In addition, we may choose not to enforce, or to enforce less vigorously, our rights and remedies under these agreements because of our desire to maintain our ongoing relationship with our investment adviser, our administrator and their respective affiliates. Any such decision, however, would breach our fiduciary obligations to our stockholders.

Our ability to enter into transactions with our affiliates will be restricted, which may limit the scope of investments available to us.

We are prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our independent directors and, in some cases, of the SEC. Any person that owns, directly or indirectly, five percent or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act, and we are generally prohibited from buying or selling any security from or to, or entering into certain “joint” transactions (which could include investments in the same portfolio company) with such affiliates, absent the prior approval of our independent directors. Our investment adviser and its affiliates, including persons that control, are controlled by or are under common control with, us or our investment adviser, are also considered to be our affiliates under the 1940 Act, and we are generally prohibited from buying or selling any security from or to, or entering into “joint” transactions with such affiliates without prior approval of our independent directors and, in some cases, exemptive relief from the SEC.

We may, however, invest alongside our investment adviser’s and its affiliates’ other clients in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations. For example, we may invest alongside such accounts consistent with guidance promulgated by the staff of the SEC permitting us and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that our investment adviser, acting on our behalf and on behalf of other clients, negotiates no term other than price. We may also invest alongside our investment adviser’s other clients as otherwise permissible under regulatory guidance, applicable regulations and the allocation policy of H.I.G. Capital and our investment adviser. Under this allocation policy, a fixed calculation, based on the type of investment, will be applied to determine the amount of each opportunity to be allocated to us. This allocation policy will be periodically reviewed by our investment adviser and approved by our independent directors. We expect that these determinations will be made similarly for other accounts sponsored or managed by our investment adviser and its affiliates. If sufficient securities or loan amounts are available to satisfy our and each such account’s proposed demand, we expect that the opportunity will be allocated in accordance with our investment adviser’s pre-transaction determination. Where there is an insufficient amount of an investment opportunity to satisfy us and other accounts sponsored or managed by our investment adviser or its affiliates, the allocation policy further provides that allocations among us and such other accounts will generally be made pro rata based on the amount that each such party would have invested if sufficient securities or loan amounts were available. However, we can offer no assurance that investment opportunities will be allocated to us fairly or equitably in the short-term or over time.

In situations where co-investment with other accounts managed by our investment adviser or its affiliates is not permitted or appropriate, H.I.G. Capital and our investment adviser will need to decide which client will proceed with the investment. Our investment adviser’s allocation policy provides, in such circumstances, for investments to be allocated on a random or rotational basis to assure that all clients have fair and equitable access to such investment opportunities. Moreover, except in certain circumstances, we will be unable to invest in any issuer in which a fund managed by our investment adviser or its affiliates has previously invested. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. These restrictions may limit the scope of investment opportunities that would otherwise be available to us.

Our ability to participate in follow-on investments or to sell or otherwise exit investments in which investment funds, accounts or investment vehicles managed by H.I.G. Capital also has an investment may be restricted.

We may be considered affiliates with respect to certain of our portfolio companies because certain investment funds, accounts or investment vehicles managed by H.I.G. Capital also hold interests in these portfolio companies and, as such, these interests may be considered a joint enterprise under the 1940 Act. To the extent that our interests in these portfolio companies may need to be restructured in the future or to the extent that we choose to participate in follow-on investments or to exit certain of these transactions, our ability to do so will be limited. We intend to seek exemptive relief in relation to certain joint transactions; however, there is no assurance that we will obtain relief that would permit us to negotiate future restructurings or other transactions that may be considered a joint enterprise.

Many of our portfolio investments will be recorded at fair value as determined in good faith by our board. As a result, there will be uncertainty as to the value of our portfolio investments.

Many of our portfolio investments will take the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable, and we value these securities at fair value as determined in good faith by our board, including to reflect significant events affecting the value of our securities. As discussed in more detail under “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies,” most, if not all, of our investments (other than cash and cash equivalents) are classified as Level 3 under Accounting Standards Codification, or ASC, Topic 820, Fair Value Measurement. This means that our portfolio valuations are based on unobservable inputs and our own assumptions about how market participants would price the asset or liability in question. Inputs into the determination of fair value of our portfolio investments requires significant management judgment or estimation.

Even if observable market data are available, such information may be the result of consensus pricing information or broker quotes, which include a disclaimer that the broker would not be held to such a price in an actual transaction. Consensus pricing is a methodology for the determination of fair value based on quotations from market makers. These quotations include a disclaimer that the market maker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimers materially reduces the reliability of such information. We have retained the services of one or more independent service providers to periodically review the valuation of these securities. The types of factors that the board may take into account in determining the fair value of our investments generally include, as appropriate, comparison to publicly traded securities including such factors as yield, maturity and measures of credit quality, the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. In addition, the determination of fair value and thus the amount of unrealized losses we may incur in any year, is, to a degree, subjective, in that it is based on unobservable inputs and certain assumptions. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

We adjust quarterly the valuation of our portfolio to reflect our board’s determination of the fair value of each investment in our portfolio. Any changes in fair value are recorded in our statement of operations as a net change in unrealized appreciation or depreciation.

The lack of liquidity in our investments may adversely affect our business.

We will generally make investments in private companies. Substantially all of these investments will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we have material non-public information regarding such portfolio company or if an investment is held by one of our subsidiaries and is subject to contractual limitations on sale, such as the limitations on transfer of assets under certain circumstances under the Credit Facility. See “Risk Factors—Risks Relating to our Business—We are subject to risks associated with the Credit Facility.”

Price declines and illiquidity in the corporate debt markets may adversely affect the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.

As a business development company, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by our board under our valuation policy and process. As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments:

•	a comparison of the portfolio company’s securities to publicly traded securities;

•	the enterprise value of a portfolio company;

•	the nature and realizable value of any collateral;

•	the portfolio company’s ability to make payments and its earnings;

•	the markets in which the portfolio company does business; and

•	changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future and other relevant factors.

When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our valuation. We record decreases in the market values or fair values of our investments as unrealized depreciation. Declines in prices and liquidity in the corporate debt markets may result in significant net unrealized depreciation in our portfolio. The effect of all of these factors on our portfolio may reduce our net asset value by increasing net unrealized depreciation in our portfolio. Depending on market conditions, we could incur substantial realized losses and may suffer additional unrealized losses in future periods, which could have a material adverse effect on our business, financial condition, results of operations and cash flows.

We have not yet identified the investments we will acquire using the proceeds of this offering.

While we currently hold a portfolio of investments, we have not yet identified additional potential investments for our portfolio that we will acquire with the proceeds of this offering and the Concurrent Private Placement. Privately negotiated investments in illiquid securities or loans to private small-cap companies require substantial due diligence and structuring, and we cannot assure you that we will achieve our anticipated investment pace. As a result, you will be unable to evaluate any future investments prior to purchasing our shares of common stock. Additionally, our investment adviser, directly or indirectly through us acting in our capacity as collateral manager to WhiteHorse Warehouse, will select our investments subsequent to the closing of this offering, and our stockholders will have no input with respect to such investment decisions. These factors increase the uncertainty, and thus the risk, of investing in our common stock.

During this period, we will invest uninvested proceeds in cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less from the date of investment. We expect these temporary investments to earn yields substantially lower than the income that we expect to receive in respect of investments in first lien, second lien, unitranche and mezzanine loans and equity securities. As a result, any distributions we make during this period may be substantially smaller than the distributions that we expect to pay when our portfolio is fully invested.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest rate payable on the senior securities we acquire, the default rate on such securities, the level of our expenses, variations in, and the timing of the recognition of, realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any prior period should not be relied upon as being indicative of performance in future periods.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We and our portfolio companies will be subject to regulation at the local, state and federal level. We are also subject to federal, state and local laws and regulations and are subject to judicial and administrative decisions that affect our operations, including maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure proceedings and other trade practices. If these laws, regulations or decisions change, or if we expand our business into additional jurisdictions, we may have to incur significant expenses in order to comply or we might have to restrict our operations. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we or our portfolio companies are permitted to make, any of which could harm us and our stockholders, potentially with retroactive effect. In particular, on July 21, 2010, the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, became law. The scope of the Dodd-Frank Act impacts many aspects of the financial services industry, and it requires the development and adoption of many implementing regulations that will continue for several years following its enactment. The effects of the Dodd-Frank Act on the financial services industry will depend, in large part, upon the extent to which regulators exercise the authority granted to them and the approaches taken in implementing regulations. While the impact of the Dodd-Frank Act on us and our portfolio companies may not be known for an extended period of time, the Dodd-Frank Act, including future rules implementing its provisions and the interpretation of those rules, along with other legislative and regulatory proposals directed at the financial services industry or affecting taxation that are proposed or pending in the U.S. Congress, may negatively impact the operations, cash flows or financial condition of us or our portfolio companies, impose additional costs on us or our portfolio companies, intensify the regulatory supervision of us or our portfolio companies or otherwise adversely affect our business or the business of our portfolio companies. In addition, if we do not comply with applicable laws and regulations, we could lose any licenses that we then hold for the conduct of our business and may be subject to civil fines and criminal penalties.

Additionally, changes to the laws and regulations governing our operations related to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth in this prospectus and may shift our investment focus from the areas of expertise of our investment adviser to other types of investments in which our investment adviser may have little or no expertise or experience. Any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

Our board may change our investment objectives, operating policies and strategies without prior notice or stockholder approval.

Our board has the authority to modify or waive certain of our operating policies and strategies without prior notice and without stockholder approval (except as required by the 1940 Act). However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and value of our stock. Nevertheless, the effects of any such changes may adversely affect our business and impact our ability to make distributions.

Risks Related to our Investments

Our investments may be risky, and you could lose all or part of your investment.

We were formed in December 2011 to invest primarily in (1) first lien senior secured loans, (2) second lien senior secured loans, (3) “one-stop” senior secured or “unitranche” loans, (4) subordinated or mezzanine loans and (5) to a lesser extent, selected equity co-investments, in each case in small-cap companies in North America. The portfolio companies in which we invest usually have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt securities in which we invest. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying senior creditors, the portfolio company may not have sufficient assets to repay its obligation to us in full, or at all. In the case of debt ranking equally with debt securities in which we invest, we would have to share any distributions on an equal and ratable basis with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Secured Loans.    When we extend first lien senior secured, second lien senior secured and unitranche loans, we will generally take a security interest in the available assets of these portfolio companies, including the equity interests of their subsidiaries. We expect this security interest to help mitigate the risk that we will not be repaid. However, there is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. Also, in the case of first lien loans, our lien may be subordinated to claims of other creditors and, in the case of second lien loans, our lien will be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we be forced to enforce our remedies.

The rights we may have with respect to the collateral securing loans we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of such senior debt. Under a typical intercreditor agreement, at any time that obligations that benefit from first-

priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first-priority liens:

•	the ability to commence enforcement proceedings against the collateral;

•	the ability to control the conduct of such proceedings;

•	the approval of amendments to collateral documents;

•	releases of liens on the collateral; and

•	waivers of past defaults under collateral documents.

We may not have the ability to control or direct such actions, even if our rights are adversely affected.

Mezzanine Loans; Unsecured Loans.    Our mezzanine investments will generally be subordinated to senior loans and will generally be unsecured. This may result in greater risk and volatility or a loss of principal. These investments may involve additional risks that could adversely affect our investment returns. To the extent interest payments associated with such debt are deferred, such debt may be subject to greater fluctuations in valuations, and such debt could subject us and our stockholders to non-cash income as described above under “Risk Factors—We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.” Since, generally, we will not receive any substantial repayments of principal prior to the maturity of our mezzanine debt investments, such investments are riskier than amortizing loans.

There can be no assurance that the proceeds, if any, from sales of collateral securing other loans of a portfolio company would be sufficient to satisfy our unsecured obligations after payment in full of all secured loan obligations. If such proceeds were not sufficient to repay the outstanding secured loan obligations, then our unsecured claims would rank equally with the unpaid portion of such secured creditors’ claims against the portfolio company’s remaining assets, if any.

Equity Investments.    We may make selected equity investments. In addition, when we invest in first lien, second lien, unitranche or mezzanine loans, we may acquire warrants to purchase equity securities. Our goal is ultimately to dispose of these equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

We have invested, and expect in the future to invest, in securities that are rated below investment grade by rating agencies or that may be rated below investment grade if they were so rated. Below investment grade securities, which are often referred to as ‘junk bonds,’ are viewed as speculative investments because of concerns with respect to the issuer’s capacity to pay interest and repay principal.

We are subject to risks associated with small-cap companies.

Investing in small-cap companies involves a number of significant risks, including:

•

these companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

•

they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;

•

they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

•

generally little public information exists about these companies, and we are required to rely on our investment adviser to obtain adequate information to evaluate the potential returns from investing in these companies;

•

they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and our investment adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies; and

•	they may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

We are a non-diversified investment company within the meaning of the 1940 Act, and, therefore, we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. To the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond the asset diversification requirements associated with our qualification as a RIC under the Code and certain contractual diversification requirements imposed on us under the Credit Facility or other agreements, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies.

Our portfolio may be concentrated in a limited number of portfolio companies and industries, which will subject us to a risk of significant loss if any of these companies defaults on its obligations under any of its debt instruments or if there is a downturn in a particular industry.

Our portfolio may be concentrated in a limited number of portfolio companies and industries. Beyond the asset diversification requirements associated with our qualification as a RIC under the Code and certain contractual diversification requirements imposed on us under the Credit Facility or other agreements, we do not have fixed guidelines for diversification. As a result, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Additionally, while we are not targeting any specific industries, our investments may be concentrated in relatively few industries. As a result, a downturn in any particular industry in which we are invested could also significantly impact the aggregate returns we realize.

We may hold the debt securities of leveraged companies that may, due to the significant volatility of such companies, enter into bankruptcy proceedings.

Leveraged companies may experience bankruptcy or similar financial distress. The bankruptcy process has a number of significant inherent risks. Many events in a bankruptcy proceeding are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy filing by an issuer may adversely and permanently affect the issuer. If the proceeding is converted to a liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of our investment. The duration of a bankruptcy proceeding is also difficult to predict, and a creditor’s return on investment can be adversely affected by delays until a plan of reorganization or liquidation ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, our influence with respect to the class of securities or other obligations we own may be lost by increases in the number and amount of claims in the same class or by different classification and treatment. In the early stages of the bankruptcy process, it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial, eroding the value of any recovery by holders of other securities of the bankrupt entity.

Depending on the facts and circumstances of our investments and the extent of our involvement in the management of a portfolio company, upon the bankruptcy of a portfolio company, a bankruptcy court may recharacterize our debt investments as equity interests and subordinate all or a portion of our claim to that of other creditors. This could occur even though we may have structured our investment as senior debt.

Economic recessions or downturns could impair the ability of our portfolio companies to repay loans and increase our costs, which, in turn, could increase our non-performing assets, decrease the value of our portfolio, reduce our volume of new loans and otherwise harm our operating results.

The U.S. economy and that of most other countries have recently been in a recessionary period. Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our loans during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from making new investments, increase credit losses and harm our operating results, which could have an adverse effect on our results of operations.

We may be subject to risks associated with syndicated loans.

From time to time, we may acquire interests in syndicated loans. Under the documentation for such loans, a financial institution or other entity typically is designated as the administrative agent and/or collateral agent. This agent is granted a lien on any collateral on behalf of the other lenders and distributes payments on the indebtedness as they are received. The agent is the party responsible for administering and enforcing the loan and generally may take actions only in accordance with the instructions of a majority or two-thirds in commitments and/or principal amount of the associated indebtedness. In most cases, we do not expect to hold a sufficient amount of the indebtedness to be able to compel any actions by the agent. For example, in many cases, our investments may represent less than the amount of associated indebtedness sufficient to compel such actions or represent subordinated debt that is precluded from acting and, consequently, we would only be able to direct such actions if instructions from us were made in conjunction with other holders of associated indebtedness that together with us compose the requisite percentage of the related indebtedness then entitled to take action. Conversely, if holders of the required amount of the associated indebtedness (not including amounts held by us) desire to take certain actions, such actions may be taken even if we did not support such actions. Furthermore, if an investment is subordinated to one or more senior loans made to the applicable obligor, our ability to exercise such rights may be subordinated to the exercise of such rights by the senior lenders. Accordingly, we may be precluded from directing such actions unless we act together with other holders of the indebtedness. If we are unable to direct such actions, we cannot assure you that the actions taken will be in our best interests.

If an investment is a syndicated revolving loan or delayed drawdown loan, other lenders may fail to satisfy their full contractual funding commitments for such loan, which could create a breach of contract, result in a lawsuit by the obligor against the lenders and adversely affect the fair market value of our investment.

There is a risk that a loan agent may become bankrupt or insolvent. Such an event would delay, and possibly impair, any enforcement actions undertaken by holders of the associated indebtedness, including attempts to realize upon the collateral securing the associated indebtedness and/or direct the agent to take actions against the related obligor or the collateral securing the associated indebtedness and actions to realize on proceeds of payments made by obligors that are in the possession or control of any other financial institution. In addition, we may be unable to remove the agent in circumstances in which removal would be in our best interests. Moreover, agented loans typically allow for the agent to resign with certain advance notice.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio, and our ability to make follow-on investments in certain portfolio companies may be restricted.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in order to:

•	increase or maintain in whole or in part our equity ownership percentage;

•	exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or

•	attempt to preserve or enhance the value of our investment.

We will have the discretion to make any follow-on investments, subject to the availability of capital resources, the limitations of the 1940 Act, the requirements associated with our status as a RIC and contractual requirements imposed on us under the Credit Facility or otherwise. We may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we do not want to increase our exposure to the portfolio company, because we prefer other opportunities or because we are inhibited by compliance with business development company requirements, our contractual requirements or the desire to maintain our tax status.

Because we will generally not hold controlling equity interests in our portfolio companies, we will not be in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

Although we may do so in the future, we do not currently anticipate taking controlling equity positions in our portfolio companies. In addition, we may not be in a position to control any portfolio company by investing in its debt securities. As a result, we will be subject to the risk that a portfolio company may make business decisions with which we disagree, and the stockholders and management of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity for the debt and equity investments that we will typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company, and we may therefore suffer a decrease in the value of our investments.

Defaults by our portfolio companies will harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets. This could trigger cross-defaults under other agreements and jeopardize such portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company. A payment default on a loan to a portfolio company or a default leading to the acceleration of debt of a portfolio company could cause the loan to such portfolio company held by us to become, or to be deemed to be, a defaulted obligation under the Credit Facility. This, in turn, could result in a coverage test under the Credit Facility not being met and the diversion of assets held by WhiteHorse Warehouse to pay down debt under the Credit Facility rather than to make distributions. Such a portfolio company default could also lead to an event of default and acceleration under the Credit Facility and liquidation by the related lender of the assets securing the Credit Facility. Any such diversion of cash flow or any event of default could result in our being unable to make distributions to our stockholders in amounts sufficient to maintain our status as a RIC, or at all, and could have a material adverse effect on our business, financial condition and results of operations.

Our investment adviser’s liability will be limited under the Investment Advisory Agreement, and we have agreed to indemnify our investment adviser against certain liabilities, which may lead our investment adviser to act in a riskier manner on our behalf than it would when acting for its own account.

Under the Investment Advisory Agreement, our investment adviser will not assume any responsibility to us other than to render the services called for under that agreement, and it will not be responsible for any action of our board in following or declining to follow our investment adviser’s advice or recommendations. Our investment adviser maintains a contractual, as opposed to a fiduciary, relationship with us. Under the terms of the Investment Advisory Agreement, our investment adviser, its officers, members, personnel and any person controlling or controlled by our investment adviser will not be liable to us, any subsidiary of ours, our directors, our stockholders or any subsidiary’s stockholders or partners for acts or omissions performed in accordance with and pursuant to the Investment Advisory Agreement, except those resulting from acts constituting gross negligence, willful misconduct, bad faith or reckless disregard of our investment adviser’s duties under the Investment Advisory Agreement. In addition, we have agreed to indemnify our investment adviser and each of its officers, directors, members, managers and employees from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the Investment Advisory Agreement, except where attributable to gross negligence, willful misconduct, bad faith or reckless disregard of such person’s duties under the Investment Advisory Agreement. These protections may lead our investment adviser to act in a riskier manner when acting on our behalf than it would when acting for its own account.

Our investment adviser may be paid incentive compensation even if we incur a net loss, and we cannot recover any portion of the incentive fee previously paid.

Our investment adviser is entitled to incentive compensation for each fiscal quarter in an amount equal to a percentage of our Pre-Incentive Fee Net Investment Income, subject to the Hurdle Rate and a catch-up provision. Our Pre-Incentive Fee Net Investment Income excludes realized and unrealized capital losses that we may incur in the fiscal quarter, even if such capital losses result in a net loss for that quarter. Thus, we may be required to pay our investment adviser incentive compensation for a fiscal quarter even if we incur a net loss. In addition, if we pay the capital gains portion of the incentive fee and thereafter experience additional realized capital losses or unrealized capital depreciation, we will not be able to recover any portion of the incentive fee previously paid.

Our portfolio companies may prepay loans, which prepayment may reduce our yields if capital returned cannot be invested in transactions with equal or greater expected yields.

The loans in our investment portfolio may be prepayable at any time. It is not clear at this time when each loan may be prepaid. Whether a loan is prepaid will depend both on the continued positive performance of the portfolio company and the existence of favorable financing market conditions that allow such company the ability to replace existing financing with less expensive capital. As market conditions change we do not know when, and if, prepayment may be possible for each portfolio company. In the case of some of these loans, having the loan prepaid may reduce the achievable yield for us if the capital returned cannot be invested in transactions with equal or greater expected yields, which could have a material adverse effect on our business, financial condition and results of operations.

The disposition of our investments may result in contingent liabilities.

We currently expect that a significant portion of our investments will involve private securities. In connection with the disposition of an investment in a private company, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to certain potential liabilities. These arrangements may result in contingent liabilities that ultimately yield funding obligations that must be satisfied through our return of certain distributions previously made to us.

We may expose ourselves to risks if we engage in hedging transactions.

If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may borrow under a credit facility in currencies selected to minimize our foreign currency exposure or use instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions caused by these risks does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline for other reasons. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price. Our ability to engage in hedging transactions may also be adversely affected by recent rules adopted by the CFTC unless we register as a commodity pool operator.

While we may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

Provisions of the General Corporation Law of the State of Delaware, our certificate of incorporation and bylaws and the Credit Facility could deter takeover attempts and have an adverse effect on the price of our common stock.

The General Corporation Law of the State of Delaware, or the DGCL, contains provisions that may discourage, delay or make more difficult a change in control of us or the removal of our directors. Our certificate of incorporation and bylaws contain provisions that limit liability and provide for indemnification of our directors and officers. These provisions and others also may have the effect of deterring hostile takeovers or delaying changes in control or management. We are subject to Section 203 of the DGCL, the application of which is subject to any applicable requirements of the 1940 Act. This section generally prohibits us from engaging in mergers and other business combinations with stockholders that beneficially own 15% or more of our voting stock, or with their affiliates, unless our directors or stockholders approve the business combination in the prescribed manner. Our board may adopt a resolution exempting from Section 203 of the DGCL any business combination between us and any other person, subject to prior approval of such business combination by our board, including approval by a majority of our directors who are not “interested persons.” If the resolution exempting business combinations is repealed or our board does not approve a business combination, Section 203 of the DGCL may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer.

We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our certificate of incorporation classifying our board in three classes serving staggered three-year terms and provisions of our certificate of incorporation authorizing our board to classify or reclassify shares of our preferred stock in one or more classes or series, to cause the issuance of additional shares of our stock and to amend our certificate of incorporation, without stockholder approval, to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our certificate of incorporation and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders. In addition, if we issue preferred stock, such securities would rank “senior” to common stock in our capital structure, resulting in preferred stockholders having separate voting rights, dividend and liquidation rights, and possibly other rights, preferences or privileges more favorable than those granted to holders of our common stock.

If we or one of our affiliates approved by the Lender is no longer the collateral manager under the Credit Facility or if certain change of control events occur, then an event of default will occur under the Credit Facility which could have a material adverse effect on our business, financial condition and results of operations. A change of control under the Credit Facility occurs if (1) WhiteHorse Warehouse ceases to be our wholly owned subsidiary, (2) Anthony Tamer and Sami Mnaymneh, together, cease to own beneficially the power to vote a majority of the equity interests having direct or indirect ordinary voting power in our investment adviser and certain of its affiliates or (3) H.I.G. Capital Management, Inc., either directly or through its wholly owned subsidiaries or certain affiliates, ceases to provide all or substantially all of the personnel, investment committee and other services necessary for us to perform our duties as collateral manager under the Credit Facility documents. The occurrence of an event of default could result in us being unable to make distributions to our stockholders sufficient to maintain our status as a RIC or at all, terminates the reinvestment period if then in effect, permits the facility agent on behalf of the Lender to take over management of WhiteHorse Warehouse’s portfolio and to direct the liquidation of its assets, all of which could have a material adverse effect on our business, financial condition and results of operations.

WhiteHorse Advisers can resign as our investment adviser on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business, results of operations and cash flows.

WhiteHorse Advisers has the right, under the Investment Advisory Agreement, to resign at any time upon not less than 60 days’ written notice, whether we have found a replacement or not. If our investment adviser resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our investment adviser and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objectives may result in additional costs and time delays that may adversely affect our business, financial condition, results of operations and cash flows.

WhiteHorse Administration can resign from its role as our Administrator under the Administration Agreement, and we may not be able to find a suitable replacement, resulting in a disruption in our operations that could adversely affect our financial condition, business, results of operations and cash flows.

WhiteHorse Administration has the right to resign under the Administration Agreement, whether we have found a replacement or not. If WhiteHorse Administration resigns, we may not be able to find a new administrator or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and administrative activities is likely to suffer if we are unable to identify and reach an agreement with a service provider or individuals with the expertise possessed by WhiteHorse Administration. Even if we are able to retain a comparable service provider or individuals to perform such services, whether internal or external, their integration into our business and lack of familiarity with our operations may result in additional costs and time delays that may adversely affect our business, financial condition, results of operations and cash flows.

Investments in securities of foreign companies, if any, may involve significant risks in addition to the risks inherent in U.S. investments.

We may make investments in securities of foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

In addition, any investments that we make that are denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. We may employ hedging techniques to minimize these risks, but we can offer no assurance that we will, in fact, hedge currency risk, or, that if we do, such strategies will be effective.

We will incur significant costs as a result of being a publicly traded company.

As a publicly traded company, we will incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act, and other rules implemented by the SEC.

We are an “emerging growth company,” and we do not know if such status will make our common stock less attractive to investors.

We currently are, and following the completion of this offering expect to remain, an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act, or the JOBS Act, signed into law on April 5, 2012 until the earliest of:

•	the last day of our fiscal year ending December 31, 2017;

•	the year in which our total annual gross revenues first exceed $1 billion;

•	the date on which we have, during the prior three-year period, issued more than $1.0 billion in non-convertible debt; and

•

the last day of a fiscal year in which we (1) have an aggregate worldwide market value of our common stock held by non-affiliates of $700 million or more, computed at the end of each fiscal year as of the last business day of our most recently completed second fiscal quarter, and (2) have been an Exchange Act reporting company for at least one year (and filed at least one annual report under the Exchange Act).

Although we are still evaluating the JOBS Act, we currently intend to take advantage of some or all of the reduced regulatory and disclosure requirements permitted by the JOBS Act and, as a result, some investors may consider our common stock less attractive, which could reduce the market value of our common stock. For example, while we are an emerging growth company, we will take advantage of exemption from the provisions of Section 404(b) of the Sarbanes-Oxley Act requiring that our independent registered public accounting firm provide an attestation report on the effectiveness of our internal control over financial reporting and the extended transition period available to emerging growth companies to comply with “new or revised accounting standards” until those standards are applicable to private companies. As a result, our financial statements may not be comparable to the financial statements of issuers who are required to comply with the effective dates for new or revised accounting standards that are applicable to public companies. This may increase the risk that material weaknesses or other deficiencies in our internal control over financial reporting go undetected.

Efforts to comply with Section 404 of the Sarbanes-Oxley Act will involve significant expenditures, and non-compliance with Section 404 of the Sarbanes-Oxley Act may adversely affect us and the market price of our common stock.

Under current SEC rules, after completion of this offering, we will be required to report on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act, and related rules and regulations of the SEC, and under the JOBS Act. Thereafter, we will be required to review on an annual basis our internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal control over financial reporting.

As a result, we expect to incur additional expenses in the near term that may negatively impact our financial performance and our ability to make distributions. This process also will result in a diversion of management’s time and attention. We cannot be certain as to the timing of completion of our evaluation, testing and remediation actions or the impact of the same on our operations, and we may not be able to ensure that the process is effective or that our internal control over financial reporting is or will be effective in a timely manner. In the event that we are unable to maintain or achieve compliance with Section 404 of the Sarbanes-Oxley Act and related rules, we and the market price of our common stock may be adversely affected.

We are highly dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to pay dividends to our stockholders.

Our business is highly dependent on the communications and information systems of H.I.G. Capital, to which we have access through our administrator, WhiteHorse Administration. In addition, certain of these systems are provided to H.I.G. Capital by third-party service providers. Any failure or interruption of such systems, including as a result of the termination of an agreement with any such third-party service provider, could cause delays or other problems in our activities. This, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our common stock and our ability to pay dividends to our stockholders.

Risks Relating to this Offering

We cannot assure you that we will be able to deploy the proceeds of our initial public offering and the Concurrent Private Placement within the timeframe we have contemplated.

We anticipate that approximately $         million of the net proceeds of our initial public offering (after expenses of the offering of approximately $         million) and the Concurrent Private Placement will be invested in portfolio companies in accordance with our investment objectives and the strategies described in this prospectus within six to 12 months of the closing of this offering. We cannot assure you, however, that we will be able to locate a sufficient number of suitable investment opportunities to allow us to deploy those proceeds successfully in that timeframe. To the extent we are unable to invest those proceeds within our contemplated timeframe after the completion of our initial public offering, our investment income and, in turn, our results of operations, will likely be materially adversely affected. Delays in investing the proceeds of this offering may cause us to underperform other investment vehicles pursuing similar strategies.

There is a risk that you may not receive distributions or that our distributions may not grow over time.

We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Also, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions. If more stockholders opt to receive cash dividends and other distributions rather than participate in our dividend reinvestment plan, we may be forced to liquidate some of our investments and raise cash in order to make distribution payments. In addition, after the reinvestment period under the Credit Facility, asset sales proceeds, if any (including any realized gains), must be used to pay down any outstanding debt and certain other amounts prior to distributing cash from WhiteHorse Warehouse to us. Also, if certain coverage tests are not met under the Credit Facility or if an event of default and acceleration occurs under the Credit Facility, then income and capital gains which would otherwise be distributable by us to our stockholders will be diverted to pay down debt or other amounts due under the Credit Facility. All distributions will be paid at the discretion of our board and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable business development company regulations and such other factors as our board may deem relevant from time to time. We cannot assure you that we will pay distributions to our stockholders in the future.

Investing in our shares may involve an above average degree of risk and is intended for long-term investors.

The investments we make in accordance with our investment objectives and strategies may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in our shares may not be suitable for someone with lower risk tolerance. In addition, our common stock is intended for long-term investors and should not be treated as a trading vehicle. Our shares may trade at a price that is less than the offering price. This risk may be greater for investors who sell their shares in a relatively short period of time after completion of this offering.

The market price of our common stock may fluctuate significantly.

The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•

significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;

•	any loss of RIC or business development company status;

•	changes in earnings or variations in operating results;

•	changes in the value of our portfolio of investments;

•	changes in accounting guidelines governing valuation of our investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•

the inability of our investment adviser to employ additional experienced investment professionals or the departure of any of our investment adviser’s key personnel, including Messrs. Mnaymneh and Tamer;

•	operating performance of companies comparable to us;

•	general economic trends and other external factors; and

•	loss of a major funding source or an event of default under a material financing contract.

We may allocate the net proceeds from this offering in ways with which you may not agree.

We will have significant flexibility in investing the net proceeds of this offering. Accordingly, we may use the net proceeds from this offering in ways with which you may not agree or for purposes other than those contemplated at the time of the offering.

Prior to this offering, there has been no public market for our common stock, and we cannot assure you that the market price of our shares will not decline following the offering.

We cannot assure you that a trading market will develop for our common stock after this offering or, if one develops, that such trading market can be sustained. Shares of companies offered in an initial public offering often trade at a discount to the initial offering price due to underwriting discounts and related offering expenses. Also, shares of closed-end investment companies, including business development companies, frequently trade at a discount from net asset value. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade at, above or below net asset value.

Investors in this offering will suffer immediate dilution upon the closing of this offering.

After giving effect to the underwriting discount for this offering of $         per share and offering and organizational expenses of $         per share, upon the completion of this offering, taking into account the          shares to be issued in the Concurrent Private Placement, our net asset value per share is estimated to be approximately $         per share, compared to a price of $         per share in this offering. Accordingly, investors purchasing shares in this offering will pay a price per share of common stock that exceeds the estimated net asset value per share of common stock after this offering by $         and will bear the costs of the underwriting discount and, indirectly, other offering and organizational expenses.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

Upon completion of this offering and the Concurrent Private Placement, we will have          shares of common stock outstanding (or          shares of common stock if the underwriters’ option to purchase additional shares is fully exercised). Following this offering and the expiration of applicable lock-up periods, sales of substantial amounts of our common stock, or the availability of such shares for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so. Additionally, we will pay most of the costs associated with the registration of the shares of common stock sold by us in the Concurrent Private Placement pursuant to a registration rights agreement.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

•	our future operating results;

•

changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets, which could result in changes to the value of our assets;

•	our business prospects and the prospects of our prospective portfolio companies;

•	the impact of investments that we expect to make;

•	the impact of increased competition;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the ability of our prospective portfolio companies to achieve their objectives;

•	the relative and absolute performance of our investment adviser;

•	our expected financings and investments;

•	our ability to pay dividends or make distributions;

•	the adequacy of our cash resources and working capital;

•	the timing of cash flows, if any, from the operations of our prospective portfolio companies; and

•	the impact of future acquisitions and divestitures.

We use words such as “anticipates,” “believes,” “expects,” “intends” and similar expressions to identify forward-looking statements. Our actual results could differ materially from those projected in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

You should understand that under Sections 27A(b)(2)(B) and (D) of the Securities Act and Sections 21E(b)(2)(B) and (D) of the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made in connection with this offering or any periodic reports we file under the Exchange Act.

USE OF PROCEEDS

We estimate that the net proceeds we will receive from the sale of shares of our common stock in this offering will be approximately $         million (or approximately $         million if the underwriters fully exercise their option to purchase additional shares). This assumes, in each case, an initial public offering price of $         per share, after deducting the underwriting discounts and commissions and estimated offering expenses of approximately $         payable by us. The amount of net proceeds may be more or less than the amount described in this prospectus depending on the public offering price of the common stock and the actual number of shares of common stock we sell in the offering, both of which will be determined at pricing. We may change the size of this offering based on demand and market conditions.

Separately, immediately prior to the closing of this offering, we expect to sell          shares of common stock to our directors and officers, our investment adviser and the managers of our investment adviser at the initial offering price of $         per share of $         in the Concurrent Private Placement. We will receive the full proceeds of this private placement, and no underwriting discounts or commissions will be paid in respect of these shares.

We plan to invest the net proceeds of this offering and the Concurrent Private Placement in accordance with our investment objectives and strategies described in this prospectus and for general corporate purposes, including payment of operating expenses. We anticipate that substantially all of the net proceeds of this offering and the Concurrent Private Placement will be invested within six to 12 months of the closing of this offering, in accordance with our investment objectives and strategies, depending on the availability of appropriate investment opportunities and market conditions. The time period during which we anticipate investing such proceeds can be affected by a number of factors. For example, because we do not intend to invest in securities that are traded on a securities exchange or for which there is public information available, we anticipate that our investment adviser will need to conduct extensive due diligence and to negotiate individualized terms prior to entering into each investment. We cannot assure you we will achieve our targeted investment pace.

Pending these investments, we intend to invest the remaining net proceeds of this offering and the Concurrent Private Placement primarily in cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment. During the period when the proceeds of this offering are not fully invested, we expect that our investment earnings, and hence the return to shareholders, will be lower than after we are fully invested. See “Regulation—Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objectives.

DISTRIBUTIONS

We intend to make quarterly distributions to our stockholders. The timing and amount of our quarterly distributions, if any, will be determined by our board. Any distributions to our stockholders will be declared out of assets legally available for distribution.

Our board intends to declare a distribution of approximately $         per share, payable at or near the end of the fourth calendar quarter of 2012. This distribution is contingent upon the completion of this offering during the fourth calendar quarter of 2012. The amount of any such distribution will be proportionately reduced to reflect the number of days remaining in the quarter after the completion of this offering. We anticipate that this distribution will be paid from income primarily generated by interest and dividend income earned on our investment portfolio. The specific tax characteristics of our distributions each year will be reported to stockholders after the end of the calendar year.

We intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. To obtain RIC tax benefits, we must distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years on which we paid no U.S. federal income tax.

To the extent that we pay our required distributions and such distributions are in excess of our current and accumulated earnings and profits, such excess distributions will be treated first as a return of capital to the extent of a stockholder’s tax basis in his or her shares and then as capital gain. Reducing a stockholder’s tax basis will have the effect of increasing his or her gain (or reducing loss) on a subsequent sale of shares.

In addition, although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, we may in the future decide to retain such capital gains for investment. In such event, the consequences of our retention of net capital gains are as described under “Tax Matters.”

We can offer no assurance that we will achieve future results that will permit the payment of any cash distributions. The amount, if any, of distributions will depend on a number of factors, including our actual and projected results of operations, liquidity, cash flows and financial conditions, the revenue we actually receive from our investments, our operating expenses and our debt service requirements. In addition, under the terms of the Credit Facility, the Unsecured Term Loan and any other senior securities we may issue, we may or will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

We intend to monitor and, to the extent practicable, maintain a leverage ratio that is consistent with the leverage ratio maintained by other listed business development companies.

We intend to maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend or other distribution, then stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash distributions. See “Dividend Reinvestment Plan.”

CAPITALIZATION

The following table sets forth, as of September 30, 2012:

•	the actual consolidated capitalization of WhiteHorse Finance;

•

the pro forma consolidated capitalization of WhiteHorse Finance, Inc. after giving effect to: (a) the Changes to the Portfolio, (b) our borrowing under the Unsecured Term Loan and (c) the Distribution to the Members of $[        ], as contemplated in this prospectus and (d) the completion of the BDC Conversion, including the conversion of all outstanding units in WhiteHorse Finance, LLC into shares of common stock of WhiteHorse Finance, Inc., in each case as if such transactions had occurred as of September 30, 2012; and

•

the pro forma consolidated capitalization of WhiteHorse Finance as adjusted to reflect the sale of shares of our common stock in this offering at an assumed public offering price of $         per share (the estimated initial public offering price set forth on the cover page of this prospectus) after deducting the underwriting discounts and commissions and estimated organization and offering expenses of approximately $         million payable by us and the sale of          shares in the Concurrent Private Placement at the same assumed offering price per share.

	As of September 30, 2012
	Actual	Pro Forma(1)	Pro Forma as Adjusted(2)
	(Unaudited)	(Unaudited)	(Unaudited)
	(dollars in thousands except per unit and per share data)
Assets:
Cash and cash equivalents	$53,458	$	$
Restricted cash and cash equivalents	2,386
Investments at fair value	288,909
Other assets	11,892

Total assets	$356,645	$	$

Liabilities:
Credit facility	$51,250
Unsecured term loan	—
Other liabilities	4,731

Total liabilities	$55,981

Members’ Capital Units, 100,000,000 authorized, 23,983,586 issued and outstanding:
Net assets	$300,664

Stockholders’ equity:
Common stock, par value $0.001 per share; 100,000,000 shares authorized; 0 shares issued and outstanding, actual; • shares issued and outstanding, pro forma; and • shares issued and outstanding, pro forma as adjusted	—	$	$
Capital in excess of par	—
Total stockholders’ equity	—

Pro forma net asset value per share	—

(1)	Gives pro forma effect to (A) the Changes to the Portfolio, which include (i) our investment of $17.5 million into a new loan origination, (ii) an additional investment of $2.8 million into an existing portfolio company, (iii) the refinancing of our investment in one of our portfolio companies having a fair value of $40.7 million as of September 30, 2012, (iv) the additional draw of $1.1 million on a previously undrawn delayed draw facility by one of our portfolio companies, (v) the partial sale of our investment in one portfolio company at par with a corresponding fair value of $6.5 million as of September 30, 2012, and (vi) the full paydown of our investment in one portfolio company with a fair value of $34.4 million as of September 30, 2012, (B) our borrowing under the Unsecured Term Loan, (C) the Distribution to the Members, and (D) the completion of the BDC Conversion.
(2)

Adjusts the pro forma information to give effect to this offering and the Concurrent Private Placement and the application of the proceeds from such security issuances, as described under “Use of Proceeds.”

DILUTION

The dilution to investors in this offering is represented by the difference between the offering price per share and the pro forma net asset value per share after this offering. Net asset value per share is determined by dividing our net asset value, which is our total tangible assets less total liabilities, by the number of outstanding shares of common stock.

As of September 30, 2012, we had          shares outstanding, and our net asset value was $         million, or approximately $         per share of common stock (after giving effect to each of the pro forma adjustments set forth under “Capitalization”). After giving effect to the sale of the shares to be sold in this offering and the deduction of discounts and estimated expenses of this offering and the Concurrent Private Placement, our pro forma net asset value would have been approximately $         million, or $         per share, representing an immediate decrease in net asset value of $         per share, or         %, to shares sold in this offering.

The following table illustrates the dilution to the shares on a per share basis:

Assumed initial public offering price per share	$
Net asset value upon completion of the Formation Transactions	$
Increase in net asset value attributable to this offering and the Concurrent Private Placement	$
Pro forma net asset value after this offering and the Concurrent Private Placement	$
Dilution to new stockholders (without exercise of the underwriters’ option to purchase additional shares)	$

The following table sets forth information with respect to the shares prior to and following this offering and the Concurrent Private Placement (without exercise of the underwriters’ option to purchase additional shares):

	Shares Purchased		Total Consideration		Average Price Per Share
	Number %		Amount %
Shares outstanding upon completion of the Formation Transactions		%		%
Shares to be sold in this offering		%		%
Shares to be sold in the Concurrent Private Placement		%		%

Total	100%		100.0%

The pro forma net asset value upon completion of this offering and the Concurrent Private Placement is calculated as follows:

Numerator:
Net asset value upon completion of the Formation Transactions	$
Assumed proceeds from this offering and the Concurrent Private Placement (after deduction of underwriting discounts and commissions and offering expenses payable by us)	$
Net Asset value upon completion of this offering and the Concurrent Private Placement	$

Denominator:
Shares outstanding upon completion of the Formation Transactions
Shares included in this offering and the Concurrent Private Placement

SELECTED FINANCIAL AND OTHER INFORMATION

The selected financial and other information below should be read in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our consolidated financial statements and the related notes thereto. Financial information at September 30, 2012 and for the nine months then ended has been derived from our unaudited financial statements. Financial information at January 1, 2012 was derived from our financial statement that was audited by Crowe Horwath LLP, an independent registered public accounting firm.

	Nine Months Ended September 30, 2012 (unaudited)	Period from December 28, 2011 (commencement of operations) through January 1, 2012 (unaudited)
	(dollars in thousands)	(dollars in thousands)
Income statement data:
Net investment income	$28,474	N/A
Total expenses	387	N/A
Other data:
Net investment yield(1)	15.31%	N/A
Number of portfolio companies at period end	12	8

	At September 30, 2012 (dollars in thousands except per unit data) (unaudited)	At January 1, 2012 (dollars in thousands except per unit data) (audited)
Balance sheet data:
Investments, fair value	$288,909	$176,286
Cash and cash equivalents	53,458	—
Restricted cash and cash equivalents	2,386	—
Total assets	356,645	$176,286
Credit facility	51,250	—
Total liabilities	$55,981	—
Members’ capital, units issued and outstanding	23,983,586	11,752,383
Per unit data:
Members’ capital per unit(2)	$12.54	$15.00

(1)	Net investment yield is calculated based on annualized net investment income, which includes interest income and excludes realized and unrealized gains on investments, divided by weighted average Members’ capital.
(2)

Based on 23,983,586 units of WhiteHorse Finance outstanding as of September 30, 2012 and 11,752,383 units of WhiteHorse Finance outstanding as of January 1, 2012. Each of the outstanding units of WhiteHorse Finance will be converted into [            ] shares of common stock of WhiteHorse Finance in connection with the BDC Conversion, which is expected to be completed immediately prior to the closing of this offering. Upon the completion of the BDC Conversion, we expect Members’ capital to be $[    ] per share of common stock.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. The discussion and analysis contained in this section refers to the financial condition, results of operations and cash flows of WhiteHorse Finance, LLC. Prior to the completion of this offering, WhiteHorse Finance, LLC will convert into WhiteHorse Finance, Inc. and file an election to be treated as a business development company under the 1940 Act. Please see “Risk Factors” and “Special Note Regarding Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with this discussion and analysis. Our actual results could differ materially from those anticipated by such forward-looking information due to factors discussed under “Risk Factors” and “Special Note Regarding Forward-Looking Statements” appearing elsewhere in this prospectus.

Overview

We are a newly organized, externally managed, non-diversified, closed-end management investment company that intends to file an election to be treated as a business development company under the 1940 Act. In addition, for tax purposes, we intend to elect to be treated as a RIC under Subchapter M of the Code.

We are a direct lender targeting debt investments in privately held, small-cap companies located in North America. We define the small-cap market as those companies with enterprise values between $50 million and $350 million. Our investment objective is to generate attractive risk-adjusted returns primarily by originating and investing in senior secured loans, including first lien and second lien facilities, to performing small-cap companies across a broad range of industries that typically carry a floating interest rate based on LIBOR plus a spread and will have a term of three to six years. While we intend to focus principally on originating senior secured loans to small-cap companies, we may also opportunistically make investments at other levels of a company’s capital structure, including mezzanine loans or equity interests, and in companies outside of the small-cap market, to the extent we believe the investment presents an opportunity to achieve an attractive risk-adjusted return. We also may receive warrants to purchase common stock in connection with our debt investments. We expect to generate current income through the receipt of interest payments, as well as origination and other fees, capital appreciation and dividends.

Our investment activities are managed by WhiteHorse Advisers and supervised by our board, a majority of whom are independent of us, WhiteHorse Advisers and its affiliates. Under our Investment Advisory Agreement, we have agreed to pay WhiteHorse Advisers an annual base management fee based on our average consolidated gross assets as well as an incentive fee based on our investment performance. We have also entered into an Administration Agreement with WhiteHorse Administration. Under our Administration Agreement, we have agreed to reimburse WhiteHorse Administration for our allocable portion (subject to the review and approval of our independent directors) of overhead and other expenses incurred by WhiteHorse Administration in performing its obligations under the Administration Agreement.

As of September 30, 2012, our existing investment portfolio consisted of senior secured loans and senior notes across twelve positions with an aggregate fair value of $288.9 million and a par value of $292.0 million. As of that date, the majority of our portfolio was comprised of senior secured loans to small-cap borrowers. As of September 30, 2012, our portfolio had an average investment size of $24.3 million, with investment sizes ranging from $1.5 million to

$62.0 million, a weighted average unlevered cash current yield of 13.9%, and a yield to maturity of 16.9%, with yields to maturity ranging from 9.7% to 30.4%. Yield to maturity is calculated based on the cost of purchased investments or the fair value of contributed investments, in each case on the date of purchase or contribution, as applicable; and uses the relevant published LIBOR curve as of such date; and assumes (i) all scheduled interest payments are made as scheduled and (ii) each investment is held to maturity with no prepayments or losses and is repaid at par upon maturity. Also as of September 30, 2012, the weighted average remaining term of our debt investments was approximately 2.8 years, with remaining terms ranging from 0.8 years to 5.0 years.

Revenues

We plan to generate revenue in the form of interest payable on the debt securities that we hold and capital gains and distributions, if any, on the warrants or other equity interests that we may acquire in portfolio companies. We expect our debt investments, whether in the form of senior secured loans or mezzanine loans, to have a term of three to six years and typically to bear interest at a fixed or floating rate based on LIBOR. Interest on debt securities will be payable generally monthly or quarterly, with the amortization of principal generally being deferred for several years from the date of the initial investment. In some cases, we will also defer payments of interest for the first few years after our investment. The principal amount of the debt securities and any accrued but unpaid interest will generally become due at the maturity date. In addition, we may generate revenue in the form of commitment, origination, structuring or diligence fees, fees for providing managerial assistance and possibly consulting fees. We capitalize loan origination fees, original issue discount and market discount, and we then amortize such amounts as interest income. Upon the prepayment of a loan or debt security, we record any unamortized loan origination fees as interest income. We record prepayment premiums on loans and debt securities as interest income when we receive such amounts.

Expenses

Our primary operating expenses subsequent to the completion of this offering will include the payment of (1) investment advisory fees to WhiteHorse Advisers; (2) the allocable portion of overhead under the Administration Agreement; (3) the interest expense on our outstanding debt; and (4) other operating costs as detailed below. Our investment advisory fees will compensate our investment adviser for its work in identifying, evaluating, negotiating, consummating and monitoring our investments. See “The Adviser and the Administrator.”

We will bear all other costs and expenses of our operations and transactions, including:

•	our organization;

•	calculating our net asset value and net asset value per share (including the costs and expenses of independent valuation firms);

•

fees and expenses, including travel expenses, incurred by WhiteHorse Advisers or payable to third parties in performing due diligence on prospective portfolio companies, monitoring our investments and, if necessary, enforcing our rights;

•	interest payable on debt incurred to finance our investments;

•	the costs of this and all future offerings of common shares and other securities, and other incurrences of debt;

•	the base management fee and any management fee;

•	distributions on our shares;

•	administration fees payable to WhiteHorse Administration under the Administration Agreement;

•	the allocated costs incurred by WhiteHorse Administration as our administrator in providing managerial assistance to those portfolio companies that request it;

•	transfer agent and custody fees and expenses;

•	amounts payable to third parties relating to, or associated with, evaluating, making and disposing of investments;

•	brokerage fees and commissions;

•	registration fees;

•	listing fees;

•	taxes;

•	independent director fees and expenses;

•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable U.S. federal and state securities laws;

•	the costs of any reports, proxy statements or other notices to our stockholders, including printing costs;

•	costs of holding stockholder meetings;

•	our fidelity bond;

•	directors and officers/errors and omissions liability insurance and any other insurance premiums;

•	litigation, indemnification and other non-recurring or extraordinary expenses;

•	direct costs and expenses of administration and operation, including audit and legal costs;

•	fees and expenses associated with marketing efforts, including deal sourcing and payments to financial sponsors;

•	dues, fees and charges of any trade association of which we are a member; and

•

all other expenses reasonably incurred by us or WhiteHorse Administration in connection with administering our business, such as the allocable portion of overhead under our Administration Agreement, including rent and our allocable portion of the costs and expenses of our chief compliance officer, chief financial officer, chief operating officer and their respective staffs.

Recent Developments

Our Formation.    We were formed in December 2011. The Members contributed assets to us with a fair value of $176.3 million as of January 1, 2012 in exchange for units in WhiteHorse Finance, LLC. For this initial formation transaction, we retained an independent, third-party valuation firm to provide the fair value of such contributed assets as of the date of such contribution, except in the case of one asset contributed on January 1, 2012. In this case, the fair value was determined based on an internal valuation methodology as the result of its acquisition in a recent arm’s length transaction with an unaffiliated third party.

Credit Facility.    On September 27, 2012, WhiteHorse Warehouse, as the borrower, entered into a $150 million secured revolving credit facility with the Lender. The Credit Facility has a stated maturity date of September 27, 2020. Our ability to draw under the Credit Facility is scheduled to terminate 24 months after the closing date of the Credit Facility. On September 27, 2012, WhiteHorse Warehouse drew $51.3 million under that facility. The Credit Facility is secured by all of the assets of WhiteHorse Warehouse, which includes nine loans with a fair value of $198.1 million, as of September 30, 2012. We expect to cause WhiteHorse Warehouse to continue to acquire and finance primarily senior secured loans in a manner consistent with our investment strategy. WhiteHorse Warehouse will not originate loans. Rather, we expect to originate and acquire loans and transfer to WhiteHorse Warehouse some of the loans that meet the objective requirements described elsewhere in this prospectus. WhiteHorse Warehouse is consolidated with us for accounting purposes and for purposes of our compliance with the asset coverage test under the 1940 Act. In connection with the Credit Facility, we and WhiteHorse Warehouse entered into the Loan Sale Agreement and the Collateral Management Agreement and we entered into the Risk Retention Letter. As of September 30, 2012, we had $51.3 million in outstanding borrowings under the Credit Facility.

Unsecured Term Loan.    On November [    ], 2012, we entered into the $90.0 million Unsecured Term Loan. The Unsecured Term Loan has a stated maturity date of July 3, 2014. Under the terms of the Unsecured Term Loan, with respect to which we pledged no collateral to the lenders, we are required to pay interest monthly at an annual rate of LIBOR plus 2.75% per year, except at our option and under certain other circumstances at one of several other interest rates. The Unsecured Term Loan is subject to customary covenants and events of default, such as failure to pay the principal of, or interest on, the Unsecured Term Loan, certain events of bankruptcy, insolvency or reorganization occur or a payment default under certain of our other debt obligations. The Unsecured Term Loan includes customary restrictions that limit our ability to pay dividends under certain circumstances, to merge with another entity unless we are the surviving entity following the merger and to amend our organizational documents. One of our Members, Loan Fund II, has guaranteed our obligation to make payments under the Unsecured Term Loan.

Distribution to the Members.    On November [    ], 2012, we made a single, one-time distribution of $[            ] million to the Members. This distribution was funded with the proceeds from the Credit Facility and the Unsecured Term Loan as well as cash generated from the ordinary course of business. The Distribution to the Members represents, in effect, a reduction in the amount of the Members’ initial equity contribution and the replacement of such equity contribution with debt capital from unaffiliated third parties.

BDC Conversion.    Immediately prior to the completion of this offering, WhiteHorse Finance, LLC intends to convert into a Delaware corporation, WhiteHorse Finance, Inc., and all of the outstanding units in WhiteHorse Finance, LLC will be converted into shares of common stock in WhiteHorse Finance, Inc. As part of the BDC Conversion, the Members will receive an aggregate of [            ] shares of our common stock in exchange for the 23,983,586 units they own in us, representing an estimated equivalent price of $[        ] per share based on the fair value of the assets contributed by the Members in connection with our formation, as determined by our board.

Recent Changes to the Portfolio.    On October 9, 2012, we sold $6.5 million of principal in TCO Funding Corp’s senior secured term loan that had a fair value of $6.5 million as of September 30, 2012. As a result of this transaction, we received $6.5 million in proceeds. After giving effect to this sale, our principal balance in TCO Funding Corp’s senior secured term loan is $17.7 million.

On October 10, 2012, we committed to invest $2.8 million to acquire an additional $2.7 million of principal in St. John Knits International, Inc.’s senior secured term loan. After giving effect to this additional investment, our principal balance in St. John Knits International, Inc.’s senior secured term loan is $11.7 million.

On October 15, 2012, our investment in Jackson Hewitt Tax Service Inc.’s senior secured term loan, which had a principal balance of $41.7 million and a fair value of $40.7 million as of September 30, 2012, was refinanced at par. As a result of this transaction, we received $41.7 million in proceeds, of which we invested $17.5 million in a new Jackson Hewitt Tax Service Inc. senior secured term loan on October 15, 2012. As of October 15, 2012, this new loan’s contractual principal outstanding was $17.5 million. The terms of the new senior secured term loan include a cash interest rate of LIBOR + 11.00% with a floor of 2.00% and a maturity date of October 15, 2018.

On October 25, 2012, we funded our investment in AGS LLC’s initial delayed draw loan in the amount of $1.1 million. After giving effect to this additional investment, our principal balance in AGS LLC’s senior secured term loan is $18.4 million, with an outstanding commitment to fund a secondary AGS LLC delayed draw loan in the amount of $1.1 million.

On November 1, 2012, our investment in Hilex Poly Co., LLC’s senior secured term loan, which had a principal balance of $33.4 million and a fair value of $34.4 million, was refinanced at 102.0%. As a result of this transaction, we received $34.1 million in proceeds.

After giving effect to these Changes to the Portfolio, our investment portfolio as of September 30, 2012, on a pro forma basis, has an aggregate fair value of $228.7 million and a par value of $231.7 million, with an average investment size of $21.1 million, a weighted average unlevered cash current yield of 14.5% and a yield to maturity of 18.1%.

Hedging

To the extent that any of our loans are denominated in a currency other than U.S. dollars, we may enter into currency hedging contracts to reduce our exposure to fluctuations in currency exchange rates. We may also enter into interest rate hedging agreements. Such hedging activities, which will be subject to compliance with applicable legal requirements, may include the use of futures, options, swaps and forward contracts. Costs incurred in entering into such contracts or in settling them, if any, will be borne by us. Our ability to engage in hedging transactions may be adversely affected by recent rules adopted by the CFTC unless we register as a commodity pool operator.

Calculation of Net Asset Value

As of September 30, 2012, our total assets were $356.6 million. Our board has retained an independent valuation firm to review the valuation of each portfolio investment that does not have a readily available market quotation. We plan for this independent valuation firm and any such additional firm retained by our board to provide a valuation review on 25% of our investments for which market quotations are not readily available each quarter subsequent to September 30, 2012 to ensure that the fair value of each investment for which a market quote is not readily available is reviewed by an independent valuation firm at least once during each 12-month period. However, our board does not intend to cause de minimis investments of less than 2.0% of our total assets (up to an aggregate of 10% of our total assets) to be independently reviewed. Ultimately, however, our board is solely responsible for determining the fair value of our assets using a documented valuation policy and consistently applied valuation process. See “Determination of Net Asset Value.” As of September 30, 2012, our investment portfolio consisted only of Level 3 assets.

Investment Activity and Yield

As of September 30, 2012, our existing investment portfolio consisted of senior secured loans and senior notes across twelve positions with an aggregate fair value of $288.9 million and a par value of $292.0 million. As of that date, the majority of our portfolio was comprised of senior secured loans to small-cap borrowers. As of September 30, 2012, our portfolio had an average investment size of $24.3 million, with investment sizes ranging from $1.5 million to $62.0 million, a weighted average unlevered cash current yield of 13.9% and a yield to maturity of 16.9%, with yields to maturity ranging from 9.7% to 30.4%. Yield to maturity is calculated based on the cost of purchased investments or the fair value of contributed investments, in each case on the date of purchase or contribution, as applicable; and uses the relevant published LIBOR curve as of such date; and assumes (i) all scheduled interest payments are made as scheduled and (ii) each investment is held to maturity with no prepayments or losses and is repaid at par upon maturity. Also as of September 30, 2012, the weighted average remaining term of our debt investments was approximately 2.8 years, with the remaining terms ranging from 0.8 years to 5.0 years. As of September 30, 2012, all of our floating positions had interest rate floors that limit minimum interest rates on such loans.

	Yield to Maturity	Weighted Average Unlevered Current Cash Yield	Weighted Average Remaining Term
WhiteHorse Finance Portfolio as of September 30, 2012	16.9%	13.9%	2.8 years

Small Business Investment Company

An affiliate of WhiteHorse Finance may apply for a license to form a Small Business Investment Company, or SBIC. If the application is approved and the Small Business Administration, or SBA so permits, the SBIC license will be transferred to a wholly owned subsidiary of ours, or the “SBIC subsidiary.” The SBIC subsidiary will be able to rely on an exclusion from the definition of investment company under the 1940 Act, and, therefore, will not elect to be treated as a business development company, nor register as an investment company under the 1940 Act. If this application is approved, the SBIC subsidiary will have an investment objective substantially similar to ours and will make similar types of investments in accordance with SBIC regulations.

To the extent that we, through the SBIC subsidiary, have an SBIC license, the SBIC subsidiary will be allowed to issue SBA-guaranteed debentures, subject to certain regulatory requirements. In addition, if we are able to obtain financing under the SBIC program, our SBIC subsidiary will be subject to regulation and oversight by the SBA, including requirements with respect to maintaining certain minimum financial ratios and other covenants. In the event an affiliate of WhiteHorse Finance applies for a license to form a SBIC, we cannot be certain such approval will be granted or, if granted, the timing of approval for an SBIC license.

Financial Condition, Liquidity and Capital Resources

As a business development company, we expect to distribute substantially all of our net income to our stockholders. We will generate cash primarily from the net proceeds of this offering and any future offerings of securities and cash flows from operations, including interest earned from the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less. We expect to fund a portion of our investments through future borrowings under the Credit Facility. In the future, we may obtain borrowings under other credit facilities and issuances of senior securities. We may also borrow funds subsequent to this offering to the extent we determine that additional capital would allow us to take advantage of additional investment opportunities, if the market for debt financing presents attractively priced debt financing opportunities, or if our board determines that leveraging our portfolio would be in our best interest and the best interests of our stockholders.

In the future, we may also securitize a portion of our investments in mezzanine loans or senior secured loans or other assets. We expect that our primary uses of funds will be to make investments in portfolio companies, distribute cash to holders of our common stock and pay our operating expenses, including debt service to the extent we borrow or issue other senior securities to fund our investments. Immediately after this offering and the consummation of the related transactions, we expect to have cash resources of approximately $            million and $            indebtedness. This amount does not take into account proceeds, if any, from the exercise of the underwriters’ option to purchase additional shares. See “Use of Proceeds.”

We intend to monitor and, to the extent practicable, maintain a leverage ratio that is consistent with the leverage ratio maintained by other listed business development companies.

Credit Facility

On September 27, 2012, WhiteHorse Warehouse, our wholly-owned subsidiary, entered into a $150 million secured revolving Credit Facility with the Lender, which is a commercial paper conduit for which Natixis, New York Branch, provides liquidity support, to finance the business of WhiteHorse Warehouse in acquiring, managing and financing loans consistent with our investment strategy. On September 27, 2012, WhiteHorse Warehouse drew $51.3 million under that facility. As of September 30, 2012, we had $51.3 million in outstanding borrowings under the Credit Facility and $2.6 million was available to be drawn. The Credit Facility is secured by all of the assets of WhiteHorse Warehouse, which includes nine loans with a fair value of $198.1 million as of September 30, 2012. In connection with the Credit Facility:

•

we and WhiteHorse Warehouse entered into the Loan Sale Agreement, under which we transferred eight of our loans that met certain objective criteria, and pursuant to which we expect to contribute, or transfer through partial equity contributions and partial cash sales, additional loans in the future that meet these criteria, to WhiteHorse Warehouse;

•	we and WhiteHorse Warehouse entered into the Collateral Management Agreement, pursuant to which we have agreed to act as collateral manager for WhiteHorse Warehouse; and

•

we entered into the Risk Retention Letter, under which we have agreed to own (A) an unhedged net equity interest in WhiteHorse Warehouse equal to at least 5% of its aggregate assets and (B) all of the equity interests in WhiteHorse Warehouse and to take any further actions that may be necessary to comply with a directive promulgated by the European Union relating to certain securitization transactions. These obligations will continue for the life of the Credit Facility.

Our ability to draw under the Credit Facility is scheduled to terminate 24 months after the closing date of the Credit Facility. Our ability to draw under the Credit Facility may also terminate earlier upon the occurrence of certain events, including, among other events, (a) an acceleration of the Credit Facility after an event of default, (b) the occurrence of certain change of control events with respect to us or WhiteHorse Warehouse, (c) if we are no longer the collateral manager for WhiteHorse Warehouse or (d) if WhiteHorse Warehouse elects to terminate and pay amounts owing under the Credit Facility in full or (e) if we or WhiteHorse Warehouse, or any of our or its

executive officers, are indicted for a criminal offense materially related to the performance under the Credit Facility documentation or similar investment advisory services. WhiteHorse Advisers, as our investment adviser pursuant to the Investment Advisory Agreement, will provide to us personnel to enable us to perform the collateral management services that we have contracted to provide under the Collateral Management Agreement. Our investment advisor is not entitled to receive any fees for these services other than those provided to it under the Investment Advisory Agreement. All amounts outstanding under the Credit Facility are scheduled to mature on September 27, 2020. Other than as described below in this paragraph, each loan made under the Credit Facility bears interest at an applicable commercial paper rate plus 2.25% (if the Lender is a commercial conduit which has funded the loan through the issuance of commercial paper) or at LIBOR plus 2.75% (if the Lender is not a commercial paper conduit or has not otherwise funded the loan through the issuance of commercial paper). Given that the Lender is currently a commercial paper conduit established or administered by Natixis, New York Branch, we anticipate that the interest rate under the Credit Facility will be based upon the applicable commercial paper rate, which as of September 30, 2012 was 0.497%. At the expiration of the reinvestment period in 24 months, the interest rate will increase by 0.50%. Following an event of default, the interest rate applicable on obligations under the Credit Facility that are not paid when due will increase by 2.00% per annum. If the commercial paper rate or LIBOR cannot be determined or it is illegal for a Lender to charge such rate, then the interest rate applicable under the Credit Facility will be a base rate equal to the highest of the prime rate as announced in The Wall Street Journal, the federal funds rate plus 0.50% or a specified LIBOR, in each case as defined in the Credit Facility.

Under the investment company rules and regulations pursuant to the American Institute of Certified Public Accountants Audit and Accounting Guide for Investment Companies, codified in FASB ASC Topic 946, Financial Services-Investment Companies, or ASC 946, we are precluded from consolidating any entity other than another investment company. We generally consolidate any investment company when we own 100% of its partners’ or members’ capital or equity units. We own 100% of the equity interests in WhiteHorse Warehouse, which is deemed to be an investment company. As a result, we intend to consolidate the accounts of WhiteHorse Warehouse into our financial statements, and we treat the debt of WhiteHorse Warehouse as our debt for purposes of determining compliance with the asset coverage test under the 1940 Act.

Under the Loan Sale Agreement, we sold and/or contributed to WhiteHorse Warehouse all of our ownership interest in such loans for the purchase price and other consideration set forth in the Loan Sale Agreement. These transfers were structured by their terms to provide limited recourse to us by WhiteHorse Warehouse relating to certain representations and warranties with respect to certain characteristics, including title and quality, of the portfolio loans that were transferred to WhiteHorse Warehouse.

Under the terms of the Credit Facility, the pool of loans held by WhiteHorse Warehouse must meet certain quality and diversification requirements, including with respect to asset mix, concentration, the nature of the borrower, collateral coverage, term, agency rating, minimum coupon for fixed-rate loans, minimum spread for floating rate loans, sector diversity and other requirements. These are primarily objective requirements determined by the constraints of the market for collateralized loan obligations and rated loan-backed structured finance debt transactions in the United States. Because not all of our portfolio loans met these criteria, only certain of our loans were transferred to WhiteHorse Warehouse.

The obligations of WhiteHorse Warehouse under the Credit Facility are limited recourse obligations of WhiteHorse Warehouse payable solely from the collateral and, following realization of the collateral, and application of the proceeds thereof in accordance with the priority of payments all obligations of and any claims against WhiteHorse Warehouse in connection with the Credit Facility after such realization shall be extinguished and shall not revive again.

A special purpose financing vehicle such as WhiteHorse Warehouse typically has a collateral manager responsible for providing investment advisory and asset management services to it. We currently act as collateral manager for WhiteHorse Warehouse pursuant to the Collateral Management Agreement. However, as collateral manager under the Collateral Management Agreement, we could be held liable for, and have agreed to indemnify certain parties under the Credit Facility with respect to, actual damages and certain other amounts resulting from our bad faith, willful misconduct, gross negligence or fraud in our performance of our duties as collateral manager under the Credit Facility documents or, as a result of our reckless disregard in our performance of such duties. In addition, if we breach any of our representations, warranties or obligations under the Loan Sale and Contribution Agreement, we may be subject to suit with respect to such breach. Any breach by WhiteHorse Warehouse or by us as collateral manager under a Credit Facility document to which either of us is a party could have a material adverse effect on WhiteHorse Warehouse or on the ability of either WhiteHorse Warehouse or us to perform our respective obligations under the Credit Facility documents or be an event of default under the Credit Facility.

As collateral manager, we intend to select the loans that will be acquired by WhiteHorse Warehouse in accordance with the criteria set forth under the Credit Facility. In our capacity as collateral manager, we intend to monitor the financial condition of the borrowers under the loans held by WhiteHorse Warehouse in accordance with WhiteHorse Warehouse’s investment objective and the Credit Facility documents. As collateral manager, so long as no event of default exists and subject to certain restrictions, we expect to manage WhiteHorse Warehouse’s assets and make decisions regarding sales of its assets. However, limitations under the Credit Facility will impair our ability to sell investments owned by WhiteHorse Warehouse, and we may not be able to sell such investments. WhiteHorse Advisers has also agreed to provide us with access to personnel and an investment committee so that we may fulfill our obligations as the collateral manager to WhiteHorse Warehouse under the Credit Facility.

The Credit Facility is secured by all of the assets held by WhiteHorse Warehouse. Under the Credit Facility, we and WhiteHorse Warehouse, as applicable, are required to make certain customary representations and warranties, agree to certain indemnities, and comply with various covenants, servicing standards, limitations on acquisitions and dispositions of assets, reporting requirements and other customary requirements for similar credit facilities. The Credit Facility includes customary events of default for credit facilities of this nature, including breaches of certain representations, warranties or covenants by WhiteHorse Warehouse or by us, insolvency events affecting WhiteHorse Warehouse or us, the occurrence of a change in control, failure to maintain certain overcollateralization ratios required under the Credit Facility, if we or an approved affiliate or successor collateral manager cease to act as collateral manager, if we or one of our executive officers commits fraud or is indicted for a felony with respect to the Credit Facility or if we, one of our investment advisory affiliates or any of their respective executive officers commits fraud or is indicted for a felony in the performance of similar investment advisory services for others. If we or one of our affiliates approved by the Lender is no longer the collateral manager under the Credit Facility documents or if certain change in control events occur with respect to us or WhiteHorse Warehouse, as further described in this prospectus, then an event of default will occur under the Credit Facility, which could have a material adverse effect on our business, financial condition and results of operations. Under the terms of the Collateral Management Agreement, under certain circumstances, we may be terminated as collateral manager for cause by the Lender, which may result in an event of default under the Credit Facility. The occurrence of an event of default could, among other consequences, (a) prevent us from making distributions to our stockholders sufficient to maintain our status as a RIC, or at all, (b) terminate the reinvestment period under the Credit Facility, if it is then in effect, and (c) permit the facility agent to assume the management of WhiteHorse Warehouse’s portfolio and to direct the liquidation of its assets. Any of these developments could or would have a material adverse effect on our business, financial condition and results of operations. Upon the occurrence of an event of default, the Lender may exercise customary remedies, including declaring all amounts due and payable under the Credit Facility, blocking distributions in respect of the equity of WhiteHorse Warehouse or selling assets, including selling assets at a lower price than what might otherwise be achieved in an orderly liquidation.

Under the Credit Facility, there are two coverage tests that WhiteHorse Warehouse must meet on certain compliance dates specified in the Credit Facility documents in order to permit WhiteHorse Warehouse to make borrowings under the Credit Facility and to make equity distributions to us in the ordinary course: an interest coverage test and an overcollateralization test. To meet the interest coverage test, WhiteHorse Warehouse must receive interest payments on the loans it holds in an aggregate amount equal to at least 200% of the interest payable to the Lender plus certain capped fees, expenses and indemnities. The overcollateralization test compares, at any given time, the borrowing base under the Credit Facility to (1) the aggregate outstanding principal amount of all Lender advances, (2) the excess of certain unfunded commitments on loans over the amount reserved with respect to such loans and (3) the amount due for any unsettled purchases of loans at such time. To meet the overcollateralization test, this ratio must exceed a minimum specified amount set forth in the Credit Facility. If either of these coverage tests is not met on a determination date, then WhiteHorse Warehouse must apply all of the cash available under the priority of payments in the Credit Facility to pay down principal under the Credit Facility and, at the collateral manager’s option, to make deposits into an unfunded commitment reserve account until such coverage tests are satisfied. If we fail to receive cash from WhiteHorse Warehouse, we may be unable to make distributions to our stockholders in amounts sufficient to maintain our status as a RIC, or at all.

To the extent that WhiteHorse Warehouse suffers any losses as a result of losses on the loans and other assets it owns or as a result of any action taken by the Lender or its agents under the Credit Facility or otherwise, such losses will be borne first by us as equity owner of WhiteHorse Warehouse.

In addition, the Credit Facility requires that collections and proceeds received with respect to WhiteHorse Warehouse’s assets be invested in cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature no later than the business day before the next quarterly payment date pending either reinvestment during the reinvestment period, deposit into the unfunded commitment reserve account (and while in such reserve account will be invested in such high-quality short term investments) or otherwise distributed in accordance with the applicable priority of payments under the Credit Facility. These high-quality investments are expected to have lower yields than the loans owned by WhiteHorse Warehouse and, accordingly, may result in lower distributions to us as equity owner of WhiteHorse Warehouse.

We elected to have our subsidiary, WhiteHorse Warehouse, enter into the Credit Facility because its structure enabled us to incur lower borrowing costs than would be available using alternative financing structures, such as a traditional secured loan facility. These lower borrowing costs indirectly benefit our stockholders by reducing our consolidated interest expense. From the standpoint of the borrower, the Credit Facility structure is analogous to a secured credit facility, in that WhiteHorse Warehouse has pledged certain loan assets as collateral against its obligation to repay money borrowed under the Credit Facility. However, because the loans serving as collateral under the Credit Facility are isolated in a special purpose financing entity, WhiteHorse Warehouse, the lender under the Credit Facility faces a relatively lower risk that other creditors could benefit from claims against such collateral in the event of our bankruptcy. In addition, this financing structure insulates the lender under the Credit Facility against credit losses that we may experience in respect of portfolio assets that do not serve as collateral under the Credit Facility. As a result of this reduced risk, the lender was able to offer to WhiteHorse Warehouse lower borrowing costs than we could have otherwise obtained and which indirectly benefit our stockholders.

Unsecured Term Loan

On November [    ], 2012, we entered into the $90.0 million Unsecured Term Loan. The Unsecured Term Loan has a stated maturity date of July 3, 2014. Under the terms of the Unsecured Term Loan, with respect to which we pledged no collateral to the lenders, we are required to pay interest monthly at an annual rate of LIBOR plus 2.75% per year except at our option and under certain other circumstances, at one of several other interest rates. We have not yet made any payments of principal of or interest on the Unsecured Term Loan. The Unsecured Term Loan is subject to customary covenants and events of default, such as failure to pay the principal of, or interest on, the Unsecured Term Loan, certain events of bankruptcy, insolvency or reorganization occur or a payment default under certain other of our debt obligations. The Unsecured Term Loan includes customary restrictions that limit our ability to pay dividends under certain circumstances, to merge with another entity unless we are the surviving entity following the merger and to amend our organizational documents. One of our Members, Loan Fund II, has guaranteed our obligation to make payments under the Unsecured Term Loan. The Unsecured Term Loan can be prepaid by us in whole or in part without penalty at any time.

Distribution to the Members

On November [    ], 2012, we made a single, one-time distribution of $[    ] million to the Members. This distribution was funded with the proceeds from the Credit Facility and the Unsecured Term Loan as well as cash we generated from the ordinary course of business. The Distribution to the Members represents, in effect, a reduction in the amount of the Members’ initial equity contribution and the replacement of such equity contribution with debt capital from unaffiliated third parties.

Inflation

Inflation has not had a significant effect on our results of operations in any of the reporting periods presented in our financial statements. However, our portfolio companies may, from time to time, experience the impact of inflation on their operating results.

Off-Balance Sheet Arrangements

We may become a party to financial instruments with off-balance sheet risk in the normal course of our business to meet the financial needs of our portfolio companies. These instruments may include commitments to extend credit and involve, to varying degrees, elements of liquidity and credit risk in excess of the amount recognized in the balance sheet.

Distribution Policy

Our board will determine the timing and amount, if any, of our distributions. We intend to pay distributions on a quarterly basis. In order to avoid corporate-level tax on the income we distribute as a RIC, we must distribute to our stockholders at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, on an annual basis out of the assets legally available for such distributions. In addition, we also intend to distribute any realized net capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) at least annually out of the assets legally available for such distributions. See “Distributions.”

Contractual Obligations

We have entered into certain contracts under which we have material future commitments. We and an affiliate of H.I.G. Capital, or our interim investment adviser, entered into an interim investment advisory agreement, pursuant to which our interim investment adviser will provide investment management services to us prior to the consummation of this offering, upon which it will terminate with no continuing payment or other obligations on the part of either party. WhiteHorse Advisers is registered with the SEC as an investment adviser, and we expect to execute the Investment Advisory Agreement in accordance with the 1940 Act at the time we elect to be treated as a business development company, which we expect to occur shortly before the consummation of this offering. WhiteHorse Advisers will serve as our investment adviser. Also under the Investment Advisory Agreement, WhiteHorse Advisers has agreed to provide us with access to personnel and an investment committee so that we may fulfill our obligation to act as collateral manager of WhiteHorse Warehouse under the Collateral Management Agreement. Payments under the Investment Advisory Agreement in future periods will be equal to (1) a management fee equal to a percentage of the value of our consolidated gross assets and (2) an incentive fee based on our performance. See “The Adviser and the Administrator—Investment Advisory Agreement.”

Pursuant to the Administration Agreement, WhiteHorse Administration furnishes us with office facilities and administrative services necessary to conduct our day-to-day operations. WhiteHorse Administration also furnishes us with the resources necessary for us to act as Collateral Manager to WhiteHorse Warehouse under the Credit Facility. If requested to provide managerial assistance to our portfolio companies, WhiteHorse Administration will be paid an additional amount based on the services provided, which amount will not in any case exceed the amount we receive from the portfolio companies for such services. Payments under the Administration Agreement will be based upon our allocable portion of WhiteHorse Administration’s overhead in performing its obligations under the Administration Agreement, including rent, technology systems, insurance and our allocable portion of the costs of our chief compliance officer, chief financial officer, chief operating officer and their respective staffs. See “The Adviser and the Administrator—Administration Agreement.”

In connection with the Credit Facility:

•

we and WhiteHorse Warehouse have entered into the Loan Sale Agreement, under which we transferred some of the loans that we had originated or acquired and that met certain objective criteria, and pursuant to which we expect to contribute, or transfer through partial equity contributions and partial cash sales, additional loans in the future that meets these criteria, to WhiteHorse Warehouse;

•	we and WhiteHorse Warehouse have entered into the Collateral Management Agreement, pursuant to which we have agreed to act as collateral manager for WhiteHorse Warehouse; and

•

we entered into the Risk Retention Letter, under which we have agreed to own (A) an unhedged net equity interest in WhiteHorse Warehouse equal to at least 5% of its aggregate assets and (B) all of the equity interests in WhiteHorse Warehouse and to take any further actions that may be necessary to comply with a directive promulgated by the European Union relating to certain securitization transactions. These obligations will continue for the life of the Credit Facility. For additional information on the Credit Facility, see “Description of the Credit Facility.”

If we fail to perform our obligations under the Credit Facility or the related Loan Sale Agreement and Collateral Management Agreement, an event of default may occur under the Credit Facility, which could cause the Lenders to accelerate all of the outstanding debt and other obligations under the Credit Facility or to exercise other remedies under the Credit Facility. Any such developments could have a material adverse effect on our financial conditions and results of operations.

We have a commitment to lend up to a maximum of $2.3 million under the delayed draw term loan facilities to AGS LLC, of which $2.3 million was undrawn as of September 30, 2012.

If any of our contractual obligations discussed above is terminated, our costs under new agreements that we enter into may increase. In addition, we will likely incur significant time and expense in locating alternative parties to provide the services we expect to receive under our Investment Advisory Agreement and our Administration Agreement. Any new investment management agreement would also be subject to approval by our stockholders.

Senior Securities

Information about our senior securities is shown in the following table for the period ended                 , 2012. The information has been derived from our financial statements which have been audited by                 .

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage per Unit(1)	Involuntary Liquidating Preference per Unit(2)	Average Market Value per Unit(3)
[ ]	0	N/A	N/A	N/A

(1)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage per Unit.
(2)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.
(3)	Not applicable, as senior securities are not registered for public trading.

Quantitative and Qualitative Disclosures About Market Risk

We are subject to financial market risks, including changes in interest rates. During the period covered by our financial statements, several of the loans in our portfolio had floating interest rates, and we expect that many of our loans to portfolio companies in the future will also have floating interest rates. These loans are usually based on a floating rate based on LIBOR that resets quarterly to the applicable LIBOR rate. Interest rate fluctuations may have a substantial negative impact on our investments, the value of our common stock and our rate of return on invested capital. Since we plan to use debt to finance investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income.

Assuming that the balance sheet as of September 30, 2012 were to remain constant and that no actions are taken to alter our existing interest rate sensitivity, a hypothetical immediate 1% change in interest rates would not significantly impact the value of our portfolio.

As of September 30, 2012, all of the floating rate investments in our portfolio had an interest rate floor. Variable-rate investments subject to a floor generally reset periodically to the applicable floor and, in the case of investments in our portfolio, quarterly to a floor based on LIBOR, only if the floor exceeds the index. Under these loans, we do not benefit from increases in interest rates until such rates exceed the floor and thereafter benefit from market rates above any such floor.

Although management believes that this analysis is indicative of our existing sensitivity to interest rate changes, it does not adjust for changes in the credit markets, the size, credit quality or composition of the assets in our portfolio and other business developments, including borrowing, that could affect net increase in net assets resulting from operations, or net income. It also does not adjust for the effect of the time-lag between a change in the relevant interest rate index and the rate adjustment under the applicable loan. Accordingly, we can offer no assurances that actual results would not differ materially from the statement above.

We may in the future hedge against interest rate fluctuations by using standard hedging instruments such as futures, options and forward contracts. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to the investments in our portfolio with fixed interest rates.

Critical Accounting Policies

The preparation of our financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ. We have identified the following as critical accounting policies.

Valuation of Portfolio Investments

We value our investments in accordance with ASC 820. ASC 820 defines fair value, establishes a framework for measuring fair value and expands disclosures about assets and liabilities measured at fair value. ASC 820’s definition of fair value focuses on exit price in the principal, or most advantageous, market and prioritizes the use of market-based inputs over entity-specific inputs within a measurement of fair value.

Our portfolio consists primarily of debt investments. These investments are valued at their bid quotations obtained from unaffiliated market makers, other financial institutions that trade in similar investments or based on prices provided by independent third party pricing services. For investments where there are no available bid quotations, fair value is derived using proprietary models that consider the analyses of independent valuation agents as well as credit risk, liquidity, market credit spreads and other applicable factors for similar transactions.

Due to the nature of our strategy, our portfolio includes relatively illiquid investments that are privately held. Valuations of privately held investments are inherently uncertain, may fluctuate over short periods of time and may be based on estimates. The determination of fair value may differ materially from the values that would have been used if a ready market for these investments existed. Our net asset value could be materially affected if the determinations regarding the fair value of our investments were materially higher or lower than the values that we ultimately realize upon the disposal of such investments.

As noted under “Prospectus Summary—Formation Transactions” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Formation Transactions—Our Formation,” the initial contributions were made at a value based upon an independent third party valuation of each asset and subsequently approved and adopted by our investment advisor, with the exception of one asset. One asset contributed by our unitholders had been recently acquired by them in a recent arms’ length transaction with an unaffiliated third party and was contributed to us at the value based on such acquisition price. We believe that this valuation methodology appropriately addresses potential conflicts of interests raised by the fact that the contributions were made by persons affiliated with our investment adviser. At the end of each interim period, our investment advisor determines the fair value of each of our assets based upon the circumstances and level of data available, which valuation is then reviewed, approved and adopted by our investment committee.

Our board is ultimately and solely responsible for determining the fair value of the portfolio investments that are not publicly traded, whose market prices are not readily available on a quarterly basis in good faith or any other situation where portfolio investments require a fair value determination.

The valuation process is conducted at the end of each fiscal quarter, with a portion of our valuations of portfolio companies without market quotations subject to review by the independent valuation firms each quarter. When an external event with respect to one of our portfolio companies, such as a purchase transaction, public offering or subsequent equity sale occurs, we expect to use the pricing indicated by such external event to corroborate our valuation.

With respect to investments for which market quotations are not readily available, our board undertakes a multi-step valuation process each quarter, as described below:

•	Our quarterly valuation process begins with each portfolio company or investment being initially valued by investment professionals of our investment adviser responsible for credit monitoring.

•	Preliminary valuation conclusions are then documented and discussed with our investment committee and our investment adviser.

•	The audit committee of the board reviews these preliminary valuations.

•	At least once annually, the valuation for each portfolio investment is reviewed by an independent valuation firm.

•	The board discusses valuations and determines the fair value of each investment in our portfolio in good faith.

See “Determination of Net Asset Value.”

Investment Transactions and Related Investment Income and Expense

We record our investment transactions on a trade date basis, which is the date when we have determined that all material terms have been defined for the transactions. These transactions could possibly settle on a subsequent date depending on the transaction type. All related revenue and expenses attributable to these transactions are reflected on our consolidated statement of operations commencing on the trade date unless otherwise specified by the transaction documents. Realized gains and losses on investment transactions are recorded on the specific identification method.

We accrue interest income if we expect that ultimately we will be able to collect it. Generally, when an interest payment default occurs on a loan in our portfolio, or if our management otherwise believes that the issuer of the loan will not be able to service the loan and other obligations, we place the loan on non-accrual status and will cease recognizing interest income on that loan until all principal and interest is current through payment or until a restructuring occurs, such that the interest income is deemed to be collectible. However, we remain contractually entitled to this interest. We may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection. Accrued interest is written off when it becomes probable that such interest will not be collected and the amount of uncollectible interest can be reasonably estimated. Any original issue discounts, as well as any other purchase discounts or premiums on debt investments, are accreted or amortized to interest income or expense, respectively, over the maturity periods of the investments.

Interest expense is recorded on an accrual basis. Certain expenses related to legal and tax consultation, due diligence, rating fees, valuation expenses and independent collateral appraisals may arise when we make certain investments. These expenses are recognized in the consolidated statement of operations as they are incurred.

Loan Origination, Facility, Commitment and Amendment Fees

We may receive fees in addition to interest income from the loans during the life of the investment. We may receive origination fees upon the origination of an investment. These origination fees are initially deferred and deducted from the cost basis of the investment and subsequently accreted into income over the term of the loan. We may receive facility, commitment and amendment fees, which are paid to us on an ongoing basis. Facility fees, sometimes referred to as asset management fees, are accrued as a percentage periodic fee on the base amount (either the funded facility amount or the committed principal amount). Commitment fees are based upon the undrawn portion committed by us and are recorded on an accrual basis. Amendment fees are paid in connection with loan amendments and waivers and are accounted for upon completion of the amendments or waivers, generally when such fees are receivable. Any such fees are included in other income on the consolidated statement of operations.

Recent Accounting Pronouncements

On May 12, 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, or ASU 2011-04. ASU 2011-04 amends ASC 820, which will require entities to change the wording used to describe the requirements in U.S. GAAP for measuring fair value and for disclosing information about fair value measurements. ASU 2011-04 clarifies the application of existing fair value measurement and disclosure requirements related to the application of the highest and best use and valuation premise concepts for financial and nonfinancial instruments, measuring the fair value of an instrument classified in shareholder’s equity and disclosures about fair value measurements. ASU 2011-04 changes the measurement of the fair value of financial instruments that are managed within a portfolio and the application of premiums and discounts in a fair value measurement related to size as a characteristic of the reporting entity’s holding rather than a characteristic of the asset or liability. ASU 2011-04 also requires additional disclosures about fair value measurements categorized within Level 3 of the fair value hierarchy including the valuation processes used by the reporting entity, the sensitivity of the fair value to changes in unobservable inputs (applicable only to public companies), and the interrelationships between those unobservable inputs, if any. Lastly, ASU 2011-04 requires entities to disclose any amounts (not just significant) transferred between Level 1 and Level 2 of the fair value hierarchy (applicable to only public companies). All the amendments to ASC 820 made by ASU 2011-04 became effective for interim and annual periods beginning after December 15, 2011. The adoption of ASU 2011-04 did not have a material impact on our financial statement, except that it enhanced the disclosures around fair value of investments.

THE COMPANY

We are a newly organized, externally managed, non-diversified, closed-end management investment company that intends to file an election to be treated as a business development company under the 1940 Act. In addition, for tax purposes, we intend to elect to be treated as a RIC under Subchapter M of the Code.

We are a direct lender targeting debt investments in privately held, small-cap companies located in North America. We define the small-cap market as those companies with enterprise values between $50 million and $350 million. Our investment objective is to generate attractive risk-adjusted returns primarily by originating and investing in senior secured loans, including first lien and second lien facilities, to performing small-cap companies across a broad range of industries that typically carry a floating interest rate based on LIBOR and have a term of three to six years. While we intend to focus principally on originating senior secured loans to small-cap companies, we may also opportunistically make investments at other levels of a company’s capital structure, including mezzanine loans or equity interests, and in companies outside of the small-cap market, to the extent we believe the investment presents an opportunity to achieve an attractive risk-adjusted return. We also may receive warrants to purchase common stock in connection with our debt investments. We expect to generate current income through the receipt of interest payments, as well as origination and other fees, capital appreciation and dividends.

We have invested, and expect in the future to invest, in securities that are rated below investment grade by rating agencies or that may be rated below investment grade if they were so rated. Below investment grade securities, which are often referred to as ‘junk bonds,’ are viewed as speculative investments because of concerns with respect to the issuer’s capacity to pay interest and repay principal.

As of September 30, 2012, our existing investment portfolio consisted of senior secured loans and senior notes across twelve positions with an aggregate fair value of $288.9 million and a par value of $292.0 million. As of that date, the majority of our portfolio was comprised of senior secured loans to small-cap borrowers. As of September 30, 2012, our portfolio had an average investment size of $24.3 million, with investment sizes ranging from $1.5 million to $62.0 million, a weighted average unlevered cash current yield of 13.9% and a yield to maturity of 16.9%, with yields to maturity ranging from 9.7% to 30.4%. Yield to maturity is calculated based on the cost of purchased investments or the fair value of contributed investments, in each case on the date, as applicable; and uses the relevant published LIBOR curve as of such date; and assumes (i) all scheduled interest payments are made as scheduled and (ii) each investment is held to maturity with no prepayments or losses and is repaid at par upon maturity. Also as of September 30, 2012, the weighted average remaining term of our debt investments was approximately 2.8 years, with remaining terms ranging from 0.8 years to 5.0 years.

We believe that market inefficiencies and an imbalance between the supply of and demand for capital in the small-cap credit market creates an attractive investment opportunity through the origination of primary loans. It is our belief that unsophisticated marketing processes often employed by small-cap companies seeking debt capital as well as a lack of coverage and speed of execution at many investment firms often result in these loans being priced and structured less efficiently than loans to larger companies. Additionally, we believe the persistent scarcity of capital available to small-cap companies relative to strong demand for such loans has also contributed to more favorable transaction structures for lenders. As a result of these factors, we believe that, relative to loans made to large companies, loans made to small-cap companies are more likely to offer attractive economics in the form of interest rates, fees, and prepayment penalties as well as increased security features in the form of stricter covenants and higher quality collateral. By utilizing the experience and expertise of H.I.G. Capital in the small-cap market, we believe that we are well positioned to capitalize on these market dynamics to achieve attractive risk-adjusted returns for investors.

H.I.G. Capital

H.I.G. Capital is one of the leading global alternative asset managers focused on the small-cap market, both in the United States and Europe. H.I.G. Capital was founded in 1993 and, over the past 19 years, has grown by continually enhancing its strategic investment capabilities into additional asset classes within the small-cap market. As of September 30, 2012, H.I.G. Capital managed over $10 billion of capital through a number of buyout, credit-oriented and growth capital funds each of which is focused on the small-cap market. As of such date, H.I.G. Capital operated through domestic offices in Miami, New York, Boston, San Francisco, Dallas, Atlanta and Chicago and international offices in London, Hamburg, Paris, Madrid and Rio de Janeiro, with approximately 260 investment professionals with the operating, strategy and investing experience to execute the firm’s value-added small-cap investment strategy. H.I.G. Capital’s investment professionals share a common investment philosophy built around a highly analytical, private equity-like framework of rigorous business assessment, extensive due diligence and a disciplined risk valuation methodology that guides credit investment decisions. In addition, H.I.G. Capital has a network of over 170 current and former controlled portfolio companies, and an administrative staff of approximately 130 employees as of September 30, 2012, including in-house legal, compliance, accounting and information technology professionals. Further, over the past 19 years, H.I.G. Capital has built an extensive and proprietary network of informal and unconventional deal sources in the small-cap business community consisting of accountants, attorneys, brokers, insurance agents, consultants and financial advisors who have access to small-cap companies. We believe that H.I.G. Capital, as an experienced small-cap investor, has a demonstrated ability to identify, source, analyze, invest and monitor investments in the small-cap market.

H.I.G. Capital has significant investment experience in the small-cap credit market. As of September 30, 2012, H.I.G. Capital’s credit platform managed approximately $5 billion of capital across multiple investment funds supported by 78 dedicated credit investment professionals. These investment professionals bring a depth of experience and skills across a broad range of industries and transaction types, including primary loan originations, secondary debt purchases and special situations and distressed debt investing.

Our Investment Adviser

Our investment activities are managed by our investment adviser, H.I.G. WhiteHorse Advisers, LLC. H.I.G. WhiteHorse Advisers, LLC is an affiliate of H.I.G. Capital. Our investment adviser is responsible for sourcing potential investments, conducting research and diligence on prospective companies, analyzing investment opportunities, structuring our investments and monitoring our portfolio companies on an ongoing basis. Our investment adviser was organized in Delaware and is a registered investment adviser under the Advisers Act. Under the Investment Advisory Agreement, we will pay our investment adviser a base management fee and an incentive fee for its services. See “The Adviser and the Administrator—Investment Advisory Agreement” for a discussion of the base management fee and incentive fee that we have agreed to pay our investment adviser. Prior to the consummation of this offering, we were provided with investment management services under the interim investment advisory agreement, which will terminate upon consummation of this offering.

Our investment adviser has entered into the Staffing Agreement with an affiliate of H.I.G. Capital under which the affiliate has agreed to make experienced investment professionals available to our investment adviser and to provide access to the senior investment personnel of H.I.G. Capital. We believe that the Staffing Agreement will provide our investment adviser with access to deal flow generated by H.I.G. Capital in the ordinary course of business and commits certain members of H.I.G. Capital’s investment committee to serve as members of the investment committee. In addition, the affiliate of H.I.G. Capital is obligated under the Staffing Agreement to allocate investment opportunities among its managed affiliates fairly and equitably over time in accordance with its allocation policy. See “Certain Relationships—Investment Advisory Agreement.” Our investment adviser intends to take advantage of the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of H.I.G. Capital’s senior investment professionals.

The investment committee will oversee our investment activities and will be led by senior investment professionals of H.I.G. Capital with an average of more than 20 years of investment experience as of September 30, 2012. These professionals have extensive experience investing in the small-cap credit market, having collectively invested in more than 1,000 loans.

WhiteHorse Administration

WhiteHorse Administration, LLC, an affiliate of our investment adviser, will provide certain administrative services and facilities necessary for us to operate, including, office facilities and equipment and clerical, bookkeeping and record-keeping services. WhiteHorse Administration will oversee our financial reporting as well as prepare our reports to stockholders and reports required to be filed with the SEC. WhiteHorse Administration will also manage the determination and publication of our net asset value and the preparation and filing of our tax returns and will generally monitor the payment of our expenses and the performance of administrative and professional services rendered to us by others including under the Staffing Agreement. WhiteHorse Administration may retain third parties to assist in providing administrative services to us. To the extent that WhiteHorse Administration outsources any of its functions, we will pay the fees associated with such functions on a direct basis without any profit to WhiteHorse Administration.

Market Opportunity

We believe that market inefficiencies and an imbalance between the supply of and demand for capital in the small-cap credit market create an attractive investment opportunity through the origination of primary loans for the following reasons:

Specialized Lending Requirements.    We believe that several factors render traditional banks and providers of credit ill-suited to lend to small-cap companies. For example, based on the experience of our investment adviser, lending to small-cap companies: (1) is generally more labor intensive than lending to larger companies due to fewer management resources at small-cap companies and often fragmented information available regarding such companies, particularly where no financial sponsor is involved, (2) requires more rigorous due diligence and underwriting practices than lending to larger companies, and (3) requires a substantial network of deal sources to identify appropriate opportunities because such borrowers often do not engage a financial advisor, or engage smaller, less sophisticated financial advisors focused on the small-cap market. As a result, only a limited segment of the lending community has historically served small-cap borrowers.

Reduced Lending by Commercial Banks.    Recent regulatory changes, including the Dodd-Frank Act, or the Dodd-Frank Act, and the introduction of new international capital and liquidity requirements under the Basel III Accords, or Basel III, in addition to the continued ownership of legacy non-performing assets, have significantly curtailed banks’ lending capacity. In response, we believe that many commercial lenders have de-emphasized their service and product offerings to small-cap companies in favor of lending, managing capital markets transactions and providing other non-lending services to their larger customers. We expect bank lending to small-cap companies to continue to be constrained for several years as Basel III rules phase in and rules and regulations are promulgated and interpreted under the Dodd-Frank Act. The chart below shows that the lending activity of smaller U.S. commercial banks (defined as banks with $100 million to $1.0 billion in assets), which we believe lend to the small-cap space, remains constrained and has continued to contract since the 2008 crisis. In addition, the number of FDIC insured commercial banks and savings institutions has declined from 2000 through June 30, 2012. We believe that the relative decline in competition will drive a higher volume of deal flow to us.

Number of FDIC insured commercial banks and savings institutions	Bank lending activity (indexed commercial and industrial loans)
Source: FDIC	Source: FDIC

Reduced Credit Supply from Non-Bank Lenders.    We believe lending to small-cap companies from non-bank lenders will also be constrained as many of those lenders have gone out of business, exited the market or are winding down. Numerous hedge funds previously active in leveraged loans have disappeared or contracted during the recent financial market crisis, while others exited the lending market due to asset-liability mismatches. Other non-bank lenders exited lending due to balance sheet pressures. Additionally, the reduction in new issuance of collateralized loan obligations, or CLOs, has reduced liquidity in the small-cap loan market. Along with the constraints in bank lending, this situation provides a promising environment in which to originate loans to small-cap companies.

CLO Issuance ($ in billions)	Active Institutional Loan Investor Groups in Primary Syndications

(Investor groups that made 10 or more primary commitments per year.)

Source: Standard & Poor’s Leveraged Commentary & Data	Source: Standard & Poor’s Leveraged Commentary & Data

Significant Demand for Credit.    We believe that, despite the constrained supply situation, demand for debt financing from small-cap companies will remain strong. Small-cap companies consistently require credit to support investments and growth initiatives and to finance acquisitions. In addition, we believe there will be substantial demand for refinancings as a large amount of the corporate debt issued to small-cap borrowers prior to the 2008 crisis is scheduled to mature in the next few years. When combined with the decreased availability of debt financing for companies described above, these factors should increase lending opportunities for us.

Inefficient Market.    We believe there are a number of inefficiencies in the small-cap credit market that will allow us to achieve a superior risk-return profile relative to other types of loans. For example, small-cap borrowers may not hire a financial advisor, or may hire a financial advisor with lesser capabilities relative to larger advisors. Therefore, small-cap borrowers typically may not receive multiple financing offers and may be less sophisticated in negotiating the terms of their financing. Moreover, the simpler capital structures frequently found in small-cap companies facilitate lenders negotiating enhanced protections and encountering fewer intercreditor issues. In addition, small-cap lenders face less competition than lenders to larger companies. As a result, small-cap lenders frequently have greater flexibility in structuring favorable transactions.

Competitive Strengths

We believe we are well-positioned to take advantage of opportunities in the small-cap market due the following competitive strengths:

Leading Small-Cap Market Position.    H.I.G. Capital is one of the leading global alternative asset managers focused on the small-cap market. With more than $10 billion of capital under management as of September 30, 2012 and 19 years of investment experience focused primarily on small-cap companies, H.I.G. Capital believes it has a specialized knowledge of the small-cap marketplace and an expertise in evaluating the issues and opportunities facing small-cap companies throughout economic cycles. H.I.G. Capital’s investment professionals share a common investment philosophy tailored to small-cap companies and built around a highly analytical, private equity-like framework of rigorous business assessment, extensive due diligence and a disciplined risk valuation methodology that guides investment decisions.

Large and Experienced Team with Substantial Resources.    Our investment adviser has access through the Staffing Agreement to the resources and expertise of H.I.G. Capital’s more than 370 employees in twelve offices across the United States, Europe and South America as of September 30, 2012. As of such date, H.I.G. Capital had approximately 260 experienced investment professionals, including 78 professionals dedicated to debt investing. We believe the size of H.I.G. Capital’s investment team provides a number of advantages, including the resources needed to diligently evaluate a large number of investment opportunities and rigorously monitor our investments, as well as access to in-house specialized industry knowledge and situational experience. In addition, H.I.G. Capital has a network of over 170 current and former controlled portfolio companies, an in-house team of operators and strategy consultants (that we believe can provide support in evaluating strategic issues), and an administrative staff of approximately 130 employees, including H.I.G. Capital’s in-house legal, compliance, accounting and information technology professionals. We believe that the quality of these resources provides a significant advantage and will contribute to the strength of our business.

Extensive Deal Sourcing Infrastructure.    We believe that, given the inefficiencies of the small-cap market, finding smaller companies that represent attractive debt investment opportunities requires a different sourcing network than that used for investing in larger companies. Through the Staffing Agreement, our investment adviser expects to have access to H.I.G. Capital’s extensive proprietary deal flow network of informal and unconventional potential deal sources in the small-cap business community, including accountants, attorneys, brokers, insurance agents, consultants and financial advisors who have access to small-cap companies. This sourcing network has been built over the past 19 years, as H.I.G. Capital has focused its growth on increasing and improving its strategic capabilities for investing in the small-cap market. Unlike other private equity firms that have grown “vertically” during this timeframe by raising larger funds focused on investing in larger companies, H.I.G. Capital has expanded “horizontally” by creating more funds and strategies centered on the small-cap market. As a result, we believe H.I.G. Capital has established itself as a “go to” investor for small-cap companies. H.I.G. Capital’s approximately 260 investment professionals are actively involved in sourcing opportunities. In addition, H.I.G. Capital’s in-house business development group of approximately 15 dedicated deal sourcing professionals, as of September 30, 2012, remains in close contact with potential sources of opportunities through an outbound calling program. We believe H.I.G. Capital’s extensive deal sourcing infrastructure provides us access to investment opportunities that may not be available to many of our competitors.

Deep Credit Expertise:    We believe we will benefit from H.I.G. Capital’s extensive small-cap credit experience in evaluating, structuring and monitoring our investments. As of September 30, 2012, H.I.G. Capital’s credit platform managed approximately $5 billion of capital across multiple investment funds supported by 78 dedicated credit investment professionals. These investment professionals have invested in more than 1,000 loans and bring a depth of experience and skills across a broad range of industries and transaction types, including primary loan originations, secondary debt purchases and special situations and distressed debt investments. We believe this credit experience will allow us to achieve attractive risk-adjusted returns. For example, our investment adviser’s experience in distressed debt investing should provide us with expertise in credit documentation, loan structuring and restructuring negotiations to help protect our investments and maximize our recovery value to the extent a portfolio company does not perform as expected.

Disciplined Investment and Underwriting Process.    Through its 19 years of investment experience, we believe H.I.G. Capital has developed a disciplined investment process entailing intensive “bottom-up” company-level fundamental analysis which we intend to utilize in order to generate attractive risk-adjusted returns while preserving downside protection. This thorough due diligence process includes analyzing the following key target company criteria: (1) cash flow generation; (2) underlying asset valuation; (3) competitive position; (4) industry dynamics and (5) strength of management. Each investment is reviewed by the investment committee, which is comprised of senior investment professionals of H.I.G. Capital with an average of more than 20 years of investment experience as of September 30, 2012. This investment committee process brings the experience and perspectives of the committee members to the analysis and consideration of each investment. Subsequently, if an underwriting commitment is approved, our investment adviser will seek to structure and document the loan to protect us from risks identified in the due diligence process. Our investment adviser intends to actively monitor and manage our investment portfolio, including engaging in frequent discussions with management regarding company performance as well as general market conditions.

Investment Strategy/Guidelines

Our investment strategy is to generate current income and capital appreciation primarily by originating secured loans. We expect our typical investment size to range from $10 million to $50 million. We will primarily target borrowers in the United States with enterprise values of $50 million to $350 million across a broad range of industries. We expect that the proceeds of our loans will be used for a variety of purposes, including refinancings of existing debt, acquisition financing or providing working capital to support growth or realignment. We intend to focus principally on originating senior secured loans to performing privately held small-cap companies across a broad range of industries that typically carry a floating interest rate based on LIBOR and have a term of three to six years. While we intend to focus principally on originating senior secured loans to small-cap companies, we may also opportunistically make investments at other levels of a company’s capital structure, including in mezzanine loans or equity interests, and in companies outside of the small-cap market, to the extent we believe an investment presents an opportunity to achieve an attractive risk-adjusted return. We also may receive warrants to purchase common stock in connection with our debt investments. We expect to generate current income through the receipt of interest payments, origination and other fees, and dividends. Our typical loans will carry a floating interest rate based on LIBOR plus a spread, will have with a term of three to six years, will be secured by all tangible and intangible assets of the borrower and will include covenants, monitoring and information rights in favor of the lender.

Target businesses will typically exhibit some or all of the following characteristics:

•	Enterprise value of between $50 million and $350 million;

•	organized in the United States;

•	an experienced management team;

•	stable and predictable free cash flows;

•	discernible downside protection through recurring revenue or strong tangible asset coverage;

•	products and services with distinctive competitive advantages or other barriers to entry;

•	low technology and market risk; and

•	strong customer relationships

While we believe that the criteria listed above are important in identifying and investing in prospective portfolio companies, not all of these criteria will be met by each prospective portfolio company. See “Regulation—Qualifying Assets.”

Investment Process Overview

Sourcing.    We believe that identifying small-cap companies that represent attractive debt investment opportunities requires a different sourcing network than is required for investments in larger companies. Whereas larger companies typically hire an investment bank to help develop marketing materials and run a financing process involving a large number of potential lenders to ensure pricing is determined by the market, small-cap companies typically do not have the resources to hire large financial advisors or investment banks. While these small-cap lending opportunities are far less competitive, they are more difficult to source.

We expect that our deal flow and idea generation for small-cap investments will primarily originate from H.I.G. Capital’s existing and extensive network of informal and unconventional deal sources in the small-cap business community. Built over the past 19 years, this deal sourcing network includes accountants, attorneys, brokers, insurance agents, consultants and financial advisors who have access to small-cap companies. While other alternative asset managers have grown “vertically” during this timeframe by raising funds focused on investing in larger companies, H.I.G. Capital has expanded “horizontally” by creating more funds and strategies centered on the small-cap market. As a result, we believe H.I.G. Capital has established itself as a “go to” investor for small-cap companies and their financial advisors across asset classes.

The contacts in H.I.G. Capital’s network generally operate outside of the structured investment banking infrastructure and typically play a limited introductory role to the companies and their management teams. In addition, H.I.G. Capital promotes a culture in which sourcing is considered a focus for all of its approximately 260 investment professionals in each of its twelve offices, from analysts to managing directors. Lastly, H.I.G. Capital’s in-house business development group of approximately 15 dedicated deal sourcing professionals supplements this effort through an outbound calling program.

Due Diligence.    We believe that the cornerstone of generating attractive risk-adjusted returns is a thorough due diligence process. We intend to utilize the same methodology to evaluate potential investments that H.I.G. Capital has used over the past 19 years, which includes employing a highly analytical, private equity-like framework for rigorously assessing companies, extensive due diligence and a disciplined risk valuation methodology that guides investment decisions. As part of every transaction we consider, we expect to analyze the following key target company criteria: (1) cash flow generation, (2) underlying asset valuation, (3) competitive position, (4) industry dynamics and (5) strength of management. In addition, our due diligence process for small-cap companies will typically entail:

•	a thorough review of historical and pro forma financial information;

•	on-site visits with management;

•	a review of loan documents and material contracts;

•	third-party “quality of earnings” accounting due diligence, when appropriate;

•	research relating to the company’s business, industry, markets, products and services of competitors;

•	background checks on key managers; and

•	the commission of third-party market studies, when appropriate.

During the due diligence process, we intend to utilize the significant resources across the broad H.I.G. Capital platform, including the sector expertise of the firm’s team of approximately

260 investment professionals, its industry contacts, and H.I.G. Capital’s network of over 170 current and former controlled portfolio companies. We believe that our access to these significant resources will provide a great deal of supplementary information that should enable us to evaluate opportunities more quickly and effectively than our competitors. Furthermore, H.I.G. Capital has a team of in-house operators and strategy consultants that can provide support in evaluating strategic issues. Legal and financial due diligence may also be conducted by attorneys and independent accountants as well as other outside advisers, as appropriate.

Structuring Originations.    Our investment adviser’s team has substantial expertise in structuring and documenting loans originated to small-cap companies. Our investment adviser intends to work with outside counsel to structure loans with strong creditor protections and contractual controls over borrower operations. Our investment adviser intends to work to obtain extensive operating and financial covenants, detailed reporting requirements, governance rights and board seats to protect our investment while allowing the borrower the necessary flexibility to successfully execute its business plan. We believe that our investment adviser’s extensive experience investing in distressed debt and special situations will allow it to anticipate the form of any potential restructuring in order to maximize our potential recovery in such an event, and they would be better able to seek to structure our loan and credit documentation to protect us from risks identified in the due diligence process. Our investment adviser will also evaluate the broader capital structure of the borrower to ensure that we will have strong rights as compared to other participants in the borrower’s capital structure.

Portfolio Management and Monitoring.    We intend to actively monitor and manage the portfolio with regard to individual company performance as well as general market conditions. Investment decisions on new originations generally will include an analysis of the impact of the new loan on our broader portfolio, including a “top-down” assessment of portfolio diversification and risk exposure. This assessment is expected to include a review of portfolio concentration by issuer, industry, geography and type of credit as well as an evaluation of our portfolio’s exposure to macroeconomic factors and cyclical trends.

We believe that consistent, active monitoring of individual companies and the broader market is integral to portfolio management and a critical component of our investment process. We expect that our investment adviser will use several methods of evaluating and monitoring the performance and fair value of our investments, which may include the following:

•	frequent discussions with management and sponsors, including board observation rights where possible;

•	comparing/ analyzing financial performance to the portfolio company’s business plan, as well as our internal projections developed at underwriting;

•

tracking portfolio company compliance with covenants as well as other metrics identified at initial investment stage, such as acquisitions, divestitures, product development and specified management hires; and

•	periodic review by the investment committee of each asset in the portfolio and more rigorous monitoring of “watch list” positions.

As part of the monitoring process, our investment advisor regularly assesses the risk profile of each of our investments and, on a quarterly basis, grades each investment on a risk scale of 1 to 5. This risk rating system is intended to identify and assess risks relative to when we initially made the investment and could be impacted by such factors as company-specific performance, changes in collateral, changes in potential exit opportunities or macroeconomic conditions.

All investments are initially assigned a rating of 2, as this grade represents a company that is meeting initial expectations with regard to performance and outlook. A rating may be improved to a 1 if, in the opinion of our investment advisor, a portfolio company’s risk of loss has been reduced relative to initial expectations. An investment will be assigned a rating of 3 if the risk of loss has increased relative to initial expectations and will be assigned a rating of 4 if our investment principal is at a material risk of not being fully repaid. A rating of five indicates an investment is in payment default and has significant risk of not receiving a full repayment.

The following table shows the distribution of our investments on the 1 to 5 investment performance rating scale at fair value as of September 30, 2012:

	September 30, 2012
Investment Performance Rating	Investments at Fair Value (Dollars in Thousands)	Percentage of Total Portfolio
1	$34,363	11.9%
2	$254,546	88.1%
3	$0	0.0%
4	$0	0.0%
5	0	0.0%

Total Portfolio	$288,909	100.0%

Investment Committee and Decision Process

The investment committee will oversee our investment activities and will be led by senior investment professionals of H.I.G. Capital with an average of more than 20 years of investment experience as of September 30, 2012. These professionals have extensive experience investing in the small-cap credit market, having collectively invested in more than 1,000 loans. The investment committee process is intended to bring the experience and perspectives of the various members to the analysis and consideration of each investment. The investment committee process is a highly collaborative effort, typically beginning at the term sheet phase of a transaction and continuing through the close of the transaction. When an opportunity is first discussed, the investment committee assists the investment team in exploring the key issues requiring due diligence or deal structuring and identifying the available resources within H.I.G. Capital, including other H.I.G. investment professionals or senior managers from current and former portfolio companies with specific industry experience. Throughout the transaction process, the investment team will meet regularly with the investment committee in a process which requires all of the investment committee’s concerns to be appropriately addressed through due diligence and transaction structuring. This collaborative process between the investment team and the investment committee means that, by the time a potential transaction is ready for final approval or rejection, the investment committee members are already deeply familiar with it and have had an opportunity to address any concerns. As a result, investment committee decisions are made by consensus. The investment committee will meet regularly, including special meetings on short notice, to approve or discuss material developments on new or existing investments.

Managerial Assistance

As a business development company, we will offer, and must provide upon request, managerial assistance to our portfolio companies. This assistance could involve monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. Our administrator will provide such managerial assistance on our behalf to portfolio companies that request this assistance. We may receive fees for these services and will reimburse our administrator for its allocated costs in providing such assistance, subject to the review and approval by our board, including our independent directors. See “The Adviser and the Administrator—Administration Agreement.”

Competition

Our primary competitors that provide financing to small-cap companies include public and private investment funds, including other business development companies, commercial and investment banks, commercial financing companies, specialty finance companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. As the economic recovery continues, we expect that we may face enhanced competition in the future. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act will impose on us as a business development company and that the Code will impose on us as a RIC and may not be subject to contractual restrictions similar to those under the Credit Facility and the Unsecured Term Loan. For additional information concerning the competitive risks we face, see “Risk Factors—Risks Relating to our Business and Structure—The highly competitive market for investment opportunities in which we operate may limit our investment opportunities.”

Administration

We will not have any direct employees, and our day-to-day investment operations will be managed by our investment adviser. We have a chief executive officer, chief financial officer, chief operating officer and chief compliance officer and, to the extent necessary, our board may elect to hire additional personnel going forward. Under the Investment Advisory Agreement and the Administration Agreements, our investment adviser and our Administrator, respectively, have agreed to provide us with access to personnel, an investment committee and certain other resources so that we may perform our obligations as collateral manager under the Credit Facility. Our officers will be employees of an affiliate of WhiteHorse Administration, an affiliate of our investment adviser, and our allocable portion of the cost of our chief financial officer, chief operating officer, chief compliance officer and their respective staffs will be paid by us pursuant to the Administration Agreement. Some of our executive officers described under “Management of the Company” are also officers of WhiteHorse Advisers. See “The Adviser and the Administrator—Administration Agreement.”

Properties

Our executive offices are located at 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131 and are provided by our administrator pursuant to our Administration Agreement. We believe that our office facilities are suitable and adequate for our business as it is contemplated to be conducted.

Legal Proceedings

None of our investment adviser, our administrator, H.I.G. Capital or us is currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us, or against our investment adviser or administrator.

PORTFOLIO COMPANIES

The following table sets forth certain information as of September 30, 2012, for each portfolio company in which we had an investment. Except as disclosed in the footnotes to the following table, other than these investments, our only formal relationships with our portfolio companies are the managerial assistance that we may provide upon request and the board observer or participation rights we may receive in connection with our investment. See “Regulation—Managerial Assistance to Portfolio Companies.”

As of September 30, 2012, our existing investment portfolio consisted of senior secured loans and senior notes across twelve positions with an aggregate fair value of $288.9 million and a par value of $292.0 million. As of that date, the majority of our portfolio was comprised of senior secured loans to small-cap borrowers. As of September 30, 2012, our portfolio had an average investment size of $24.3 million, with investment sizes ranging from $1.5 million to $62.0 million, a weighted average unlevered cash current yield of 13.9%, and a yield to maturity of 16.9%, with yields to maturity ranging from 9.7% to 30.4%. Yield to maturity is calculated based on the cost of purchased investments or the fair value of contributed investments, in each case on the date of purchase or contribution, as applicable; and uses the relevant published LIBOR curve as of such date; and assumes (i) all scheduled interest payments are made as scheduled and (ii) each investment is held to maturity with no prepayments or losses and is repaid at par upon maturity. Also as of September 30, 2012, the weighted average remaining term of our debt investments was approximately 2.8 years, with remaining terms ranging from 0.8 years to 5.0 years.

The investments in our existing portfolio were selected because they are similar to the type of investments we plan to make going forward. These investments are generally senior secured loans to U.S.-based small-cap companies. The investments have what our investment adviser believes to be appropriate risk adjusted returns for a business development company, meaning a low absolute risk of loss and a level of expected return that our investment adviser believes is attractive. These investments were selected to allow the portfolio to meet the diversification requirements applicable to RICs. We do not believe that there are any material differences in the underwriting standards that were used to originate these investments and the underwriting standards described in this prospectus that we expect to implement. Not all of our current investments meet all of these criteria, and we cannot be certain that our investment adviser will be able to make or will decide to make investments in the future that meet any or all of these criteria.

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity Date	Principal Due at Maturity (in thousands)	Fair Value of Investment (in thousands)
Acella Pharmaceuticals, LLC(1)(2) 9005 Westside Drive Alpharetta, GA 30009	Drugs	Senior Secured	15.00% (LIBOR + 11.00%; 1.00% Floor; 3.00% PIK)	12/30/15	$62,047	$62,047

AGS LLC(1)(6) 6680 Amelia Earhart Court Las Vegas, NV 89119	Leisure Goods	Senior Secured	11.5% (LIBOR + 10.00%; 1.5% Floor)	8/15/16	17,309	16,617

FCC Holdings, LLC(3)(4) 4855 Technology Way Suite 500 Boca Raton, FL 33431	Financial Intermediaries	Senior Unsecured Note	14.00% (13.00% cash; 1.0% PIK)	12/15/15	15,879	13,100

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity Date	Principal Due at Maturity (in thousands)	Fair Value of Investment (in thousands)

Genoa Healthcare Group, LLC(1) 10210 Highland Manor Drive, Suite 270 Tampa, FL 33610	Healthcare	Senior Secured	14.00% (LIBOR + 9.50%; 3.00% Floor; 1.5% PIK)	2/10/15	26,957	26,957

GMT Holdings 1 Ltd. & GMT Holdings 12 Ltd.(8) 3300 S. Parker Road, Suite 500 Aurora, CO 80014	Equipment Leasing	Senior Secured	25.00%	6/30/13	43,146	43,361

Hilex Poly Co. LLC(1)(7) 101 E. Carolina Ave. Hartsville, SC 29550	Chemicals & Plastics	Senior Secured	11.25% (LIBOR + 9.25%; 2.00% Floor)	11/19/15	33,395	34,363

Jackson Hewitt Tax Service Inc.(1)(3)(5) 3 Sylvan Way, Suite 301 Parsippany, NJ 07054	Business Equipment & Services	Senior Secured	10.00% (LIBOR + 8.00%; 2.00% Floor)	8/1/16	41,718	40,717

Metropolitan Health Networks, Inc.(1) 777 Yamato Road, Suite 510 Boca Raton, FL 33431	Healthcare	Senior Secured	13.50% (LIBOR + 11.75%; 1.75% Floor)	10/4/17	8,861	8,931

Pre-Paid Legal Services Inc.(1) One Pre-Paid Way Ada, OK 74820	Insurance	Senior Secured Term Loan A	7.50% (LIBOR + 6.00%; 1.50% Floor)	12/31/16	1,525	1,511

Pre-Paid Legal Services Inc.(1) One Pre-Paid Way Ada, OK 74820	Insurance	Senior Secured Term Loan B	11.00% (LIBOR + 9.50%; 1.50% Floor)	12/31/16	7,929	7,969

St. John Knits International, Inc. 17622 Armstrong Ave Irvine, CA 92614	Retailers	Senior Secured	13.00%	3/3/15	9,012	9,048

TCO Funding Corp.(1) 2500 Northwinds Parkway, Suite 500 Alpharetta, GA 30009	Building & Development	Senior Secured	9.50% (LIBOR + 7.50%, 2.00% Floor)	4/27/14	24,215	24,288

Total Assets as of 9/30/2012					$291,993	$288,909

(1)	A majority of the variable rate debt investments bear interest at a rate that may be determined by reference to LIBOR and that is reset periodically. For each debt investment, the interest rate in effect at September 30, 2012 has been provided.
(2)	The terms were amended on October 1, 2012 to adjust the cash interest rate from 12.0% to 11.0% in exchange for a one year extension of the loan’s “no call” protection and to resolve a technical default.
(3)	An affiliate of our investment adviser owns more than 50% of the voting securities of the company, or controls the board or is the controlling member.
(4)	The terms were amended March 29, 2012 to adjust the interest rate from 12.0% to 13.0%, as well as to add additional PIK interest with rates ranging from 0.0% to 2.0% based on a quarterly tangible net worth test; the PIK rate in effect at September 30, 2012 has been provided.
(5)	The investment in Jackson Hewitt Tax Service Inc. was refinanced at par on October 15, 2012. As part of this refinancing, we exchanged our existing holdings in Jackson Hewitt Tax Service Inc. for a new investment with a stated value of $17.5 million in a new Jackson Hewitt Tax Service Inc. senior secured term loan. For a description of this and other changes to the portfolio subsequent to September 30, 2012, please see “Management’s Discussion and Analysis of Financial Condition—Financial Condition, Liquidity and Capital Resources—Recent Changes to the Portfolio.”
(6)	The investment in AGS LLC includes commitments to fund two delayed draw loans totaling $2.3 million. On October 25, 2012, we funded the initial delayed draw loan in the amount of $1.1 million.
(7)	The investment in Hilex Poly Co. LLC was refinanced at 102.0% on November 1, 2012.
(8)	The investment in GMT Holdings 1, Ltd. & GMT Holdings 12, Ltd. are held through our subsidiary Bayside Financing Sà.r.l.

During the period from September 30, 2009 through September 30, 2012, or, in the case of investments in our portfolio that were originated by us or acquired by our Members more recently than September 30, 2009 and then contributed to us, during the period since the investment was originated by us or acquired by our Members, none of the positions in our existing portfolio is or has been on a partial or non-accrual basis. During the same period, there were no material changes to the credit quality of any our positions. Other than as described in this Portfolio Companies section, during the same period, none of our investments have undergone a restructuring or experienced a change in its type of income. For more information about the performance of our investments please see the investment performance ratings scale, in “The Company – Investment Process Overview – Portfolio Management and Monitoring.”

Set forth below is a brief description of each portfolio company and additional information relevant to our investments.

Acella Pharmaceuticals, LLC

Acella Pharmaceuticals, LLC develops and markets generic pharmaceuticals for the dermatology, women’s health and nutraceuticals markets.

AGS LLC

AGS LLC is a designer, manufacturer and operator of electronic games for lease to gaming providers.

FCC Holdings, LLC

FCC Holdings, LLC is a leading commercial finance company specializing in asset-based loans and factoring facilities to small and mid-sized companies.

Genoa Healthcare Group, LLC

Genoa Healthcare Group, LLC is Florida’s largest provider of skilled nursing services offering centers that provide skilled nursing, rehabilitation and other specialty services for their patients.

GMT Holdings 1 Ltd. & GMT Holdings 12 Ltd.

GMT Holdings 1 Ltd. & GMT Holdings 12 Ltd. are aircraft leasing companies that own and lease ten A320 and A340 airplanes. As each lease terminates, they part-out the aircraft through a third party and sell the engines and other parts in the secondary market. The interest rate on our investment in GMT Holdings 1 Ltd. & GMT Holdings 12 Ltd.’s senior secured term loan was structured from inception to PIK over the loan’s first 9 months and then to pay cash interest thereafter until maturity. The interest rate on this loan converted from all PIK interest to all cash interest as scheduled.

Hilex Poly Co. LLC

Hilex Poly Co. LLC is the nation’s largest manufacturer of plastic shopping bags, produce bags and related bags and films. Its products are sold primarily to grocery stores, convenience stores, retail stores, quick service restaurants and other consumer businesses.

Jackson Hewitt Tax Service Inc.

Jackson Hewitt Tax Service Inc. is the second largest paid tax return preparer in the United States, generating revenue through fees paid by franchisees, service revenues earned at company-owned offices and financial product fees. Our investment in Jackson Hewitt Tax Service Inc.’s senior secured term loan was made as exit financing to support its emergence from bankruptcy proceedings. This investment was refinanced at par on October 15, 2012. As part of this refinancing, we invested $17.5 million into a new Jackson Hewitt Tax Service Inc. senior secured term loan.

Metropolitan Health Networks, Inc.

Metropolitan Health Networks, Inc. provides and arranges for medical care primarily to Medicare Advantage beneficiaries. Its provider service network includes over 30 owned primary care practices and over 450 affiliated independent practice associations.

Pre-Paid Legal Services Inc.

Pre-Paid Legal Services Inc. is a leading marketer of memberships of affordable professional legal services and identity theft solutions to families and small businesses across the United States and Canada. For a monthly fee, a member and his or her family gains access to a national network of attorneys that can be used for a range of legal services.

St. John Knits International, Inc.

St. John Knits International, Inc. engages in the design, manufacture, and marketing of fine clothing and accessories for women and is the largest women’s “Ready to Wear” supplier for each of the Neiman Marcus, Nordstrom and Saks department stores.

TCO Funding Corp.

TCO Funding Corp. is a full-service provider of specialty products and engineering services used in the cost-effective development of commercial, residential, industrial and municipal sites, as well as in transportation infrastructure.

MANAGEMENT OF THE COMPANY

Our business and affairs are managed under the direction of our board. The board currently consists of five members, three of whom are not “interested persons” of WhiteHorse Finance, as defined in Section 2(a)(19) of the 1940 Act, and are “independent” as determined by our board, consistent with the rules of the NASDAQ Global Market. We refer to these individuals as our independent directors. Our board elects our officers, who will serve at the discretion of the board.

Board and its Leadership Structure

Under our certificate of incorporation, our directors are divided into three classes. Each class of directors will hold office for a three-year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Oversight of our investment activities extends to oversight of the risk management processes employed by our investment adviser as part of its day-to-day management of our investment activities. The board anticipates reviewing risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of our investment adviser as necessary and periodically requesting the production of risk management reports or presentations. The goal of the board’ risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. Investors should note, however, that the board’s oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of our investments.

The board has established an audit committee and a nominating and corporate governance committee, and may establish additional committees from time to time as necessary. The scope of each committee’s responsibilities is discussed in greater detail below. John Bolduc, Executive Managing Director of H.I.G. Capital, and therefore an interested person of WhiteHorse Finance, serves as chairman of the board. Our board believes that it is in the best interests of our investors for Mr. Bolduc to lead the board because of his familiarity with our portfolio companies, his broad experience with the day-to-day management and operation of other investment funds and his significant background in credit investing and in the financial services industry, as described below.

The board does not have a lead independent director. However, Rick D. Puckett, the chairman of the audit committee, is an independent director and acts as a liaison between the independent directors and management between meetings of the board. Mr. Puckett is involved in the preparation of agendas for board and committee meetings. The board believes that its leadership structure is appropriate because the structure allocates areas of responsibility among the individual directors and the committees in a manner that enhances effective oversight. The board also believes that its small size creates an efficient governance structure that provides opportunity for direct communication and interaction between our investment adviser and the board.

Directors

Information regarding the members of the board as of the date of this prospectus is as follows:

Name	Age	Position	Director Since	Expiration of Term
Interested Directors
John Bolduc	48	Chairman of the Board of Directors	2012	2015
Jay Carvell	46	Chief Executive Officer	2012	2014

Independent Directors
Rick D. Puckett	59	Director, Chairman of the audit committee	2012	2015
Thomas C. Davis	64	Director, Chairman of the nominating and corporate governance committees	2012	2014
Alexander W. Pease	41	Director	2012	2013

The address for each director is c/o WhiteHorse Finance, LLC, 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131.

Executive Officers Who are Not Directors

Information regarding our executive officers who are not directors is as follows:

Name	Age	Position
Alastair G. C. Merrick	59	Chief Financial Officer, Treasurer
Ethan Underwood	38	Chief Operating Officer

The address for each executive officer is c/o WhiteHorse Finance, LLC, 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131.

Officers Who are Not Directors

Name	Age	Position
Edward Cook	47	Chief Compliance Officer

The address for each officer is c/o WhiteHorse Finance, LLC, 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131.

Biographical Information

Directors

Our directors have been divided into two groups—interested directors and independent directors. Interested directors are “interested persons” as defined in the 1940 Act.

Interested Directors

John Bolduc:    Mr. Bolduc is Chairman of our board. Mr. Bolduc is an Executive Managing Director of H.I.G. Capital, having joined the firm in 1993. Mr. Bolduc is responsible for leading H.I.G. Capital’s credit platform, which manages approximately $5 billion of capital across multiple investment funds. He has more than 24 years of experience focused on credit investments, including primary loans and distressed debt, as well as private equity investments. Mr. Bolduc currently serves on the board of several privately held companies. Prior to joining H.I.G. Capital in 1993, Mr. Bolduc was at the management-consulting firm of Bain & Company, a leading worldwide management-consulting firm, where he directed domestic and international assignments for Fortune 500 clients. Prior to joining Bain & Company, Mr. Bolduc worked for three years as the Assistant to the President of Chemed Corporation (NYSE: CHE), a specialty chemical company. Mr. Bolduc is a graduate of Lehigh University with a B.S. degree in Computer Science and earned his M.B.A. from the University of Virginia’s Darden School of Business.

Mr. Bolduc was selected to serve as Chairman of our board due, in part, to his familiarity with our portfolio companies, his broad experience with the day-to-day management and operation of other investment funds and his significant background investing in debt and working in the financial services industry.

Jay Carvell:    Mr. Carvell is our Chief Executive Officer. Mr. Carvell also serves as a Managing Director at an H.I.G. Capital-affiliated investment adviser. He is responsible for all aspects of our investment process, including sourcing, structuring and post-closing strategies, as well as portfolio management. Prior to joining H.I.G. Capital, Mr. Carvell was a founding partner of WhiteHorse Capital Partners, L.P., a leading credit investor and manager of collateralized loan obligations, or CLOs. At WhiteHorse Capital Partners, Mr. Carvell co-managed portfolios of par and distressed loans across numerous industries and sectors through several market cycles. Mr. Carvell has over 15 years of experience in credit investment and management, including structuring and placement, trading and restructuring and reorganization. This experience branches across small, mid-cap and broadly syndicated credits. Before founding WhiteHorse Capital Partners in 2003, Mr. Carvell held various positions with Highland Capital Management, L.P. and PricewaterhouseCoopers LLP. Mr. Carvell earned both a B.A. and an M.B.A. from the University of Texas at Austin and holds the Chartered Financial Analyst designation.

Mr. Carvell was selected to serve as a director on our board due to his experience investing in credit and managing WhiteHorse Capital Partners. Mr. Carvell’s experience building WhiteHorse Capital Partners brings expertise on developing a successful credit investment firm to the board.

Independent Directors

Thomas C. Davis:    Mr. Davis has served as a director since 2012. He currently serves on the board of directors of Dean Foods Company, Westwood Holdings Group, Inc., Affirmative Insurance Holdings, Inc. and BioHorizons, Inc. Mr. Davis is actively involved in investing in and financing small-cap companies through a wholly owned financial advisory firm called The Concorde Group, Inc., of which he serves as Chief Executive Officer. Mr. Davis previously served as the Managing Partner and head of Donaldson, Lufkin & Jenrette Inc.’s investment banking and corporate finance activities in the Southwestern United States from March 1984 to February 2001, when Credit Suisse First Boston acquired Donaldson, Lufkin & Jenrette. At Donaldson, Lufkin & Jenrette, Mr. Davis was responsible for the mergers and acquisitions activity and the equity and leveraged finance activity that Donaldson, Lufkin & Jenrette undertook in the Southwestern United States. In this capacity, Mr. Davis worked with several large private equity firms as clients, in addition to a variety of public and private companies in the following industries: broadcast and telecommunications, energy, food service and health care. Mr. Davis received a B.S. in Aerospace Engineering from Georgia Tech and an M.B.A. from Harvard Business School and was an officer in the United States Navy.

Mr. Davis’ experience as Managing Partner at a large investment banking firm overseeing corporate finance activities and as a board member of several companies are among the attributes that led to the conclusion that Mr. Davis should serve on our board of directors.

Alexander W. Pease:    Mr. Pease has served as a director since 2012. He is currently Senior Vice President and Chief Financial Officer of EnPro Industries, Inc. and has held these positions since May 2011. EnPro Industries, Inc. is a diversified, specialty manufacturing company with operations in nine countries worldwide. In addition to his finance responsibilities, Mr. Pease also has responsibility for mergers and acquisitions, strategy, supply chain management, information technology and continuous improvement. Prior to joining EnPro Industries, Inc. in February 2011, Mr. Pease was a principal with McKinsey and Company, Inc., where he was a leader in the Global Energy and Materials and Operations practices. Prior to joining McKinsey and Company, Inc., Mr. Pease spent six years in the United States Navy as a SEAL Team leader with a wide range of international operating experience. Mr. Pease is a graduate of the U.S. Naval Academy with a B.S. degree in English and Spanish and earned his M.B.A. from the Tuck School of Business at Dartmouth College.

Mr. Pease’s experience as Senior Vice President and Chief Financial Officer at a public company and as a principal at a leading management consulting firm are among the attributes that led to the conclusion that Mr. Pease should serve on our board of directors.

Rick D. Puckett:    Mr Puckett has served as a director since 2012. He has served as Executive Vice President, Chief Financial Officer and Treasurer of Snyder’s-Lance, Inc. since December 2010 and served as Executive Vice President, Chief Financial Officer and Treasurer of Lance, Inc. from 2006 to December 2010. Prior to joining Lance, Inc., Mr. Puckett served as Executive Vice President, Chief Financial Officer, Secretary and Treasurer of United Natural Foods, Inc., a wholesale distributor of natural and organic products, from 2005 to January 2006 and as Senior Vice President, Chief Financial Officer and Treasurer of United Natural Foods, Inc. from 2003 to 2005. Mr. Puckett earned both his B.S. in Accounting and his M.B.A. from the University of Kentucky and is a Certified Public Accountant.

Mr. Puckett’s experience as Executive Vice President and Chief Financial Officer at a public company and his training as a Certified Public Accountant are among the attributes that led to the conclusion that Mr. Puckett should serve on our board of directors.

Executive officers who are not directors

Alastair Merrick:    Mr. Merrick is our Chief Financial Officer and Treasurer. Before joining H.I.G. Capital in June 2012, Mr. Merrick served as Chief Financial Officer and Chief Administrative Officer for Churchill Financial Group Inc., a leading middle market finance and asset management company. Prior to joining Churchill Financial Group, Inc. in 2006, Mr. Merrick was Chief Financial Officer for E*TRADE Bank. Prior to joining E*TRADE Bank, Mr. Merrick spent 16 years at IBJ Whitehall Financial Group, eventually serving as Executive Vice President, Chief Financial Officer and Director of Operations. Mr. Merrick began his career at PricewaterhouseCoopers LLP. Mr. Merrick earned his B.A. in Economics from The University of Leeds in the United Kingdom and is a Certified Public Accountant.

Ethan Underwood:    Mr. Underwood is our Chief Operating Officer. Mr. Underwood is also a Managing Director of an H.I.G. Capital-affiliated investment adviser. He is responsible for all aspects of the investment process, including sourcing, structuring and post-close strategies, as well as portfolio management. Prior to joining H.I.G. Capital, Mr. Underwood was a founding partner of WhiteHorse Capital Partners, L.P., a leading credit investor and manager of CLOs. At WhiteHorse Capital Partners, Mr. Underwood co-managed portfolios of par and distressed middle market and broadly syndicated loans across numerous industries and sectors through several market cycles. Before founding WhiteHorse Capital Partners in 2003, Mr. Underwood served as portfolio manager for Highland Capital Management, L.P., and he began his career at

PricewaterhouseCoopers LLP. Mr. Underwood earned a B.B.A. from the University of Texas at Austin and holds the Chartered Financial Analyst designation.

Officers Who are Not Directors

Edward Cook:    Mr. Cook has been our Chief Compliance Officer since September 2012. He also currently serves as a Director of Alaric Compliance Services, LLC, a position he has held since November 2007. Mr. Cook also serves as the Chief Compliance Officer to Broadmark Asset Management, LLC, a registered investment adviser, and Solar Capital Partners, LLC, a registered investment adviser that advises business development companies, positions he has held since March 2011 and November 2008, respectively. He has also developed the compliance programs for funds of funds and has worked in other supporting capacities for mutual funds. From April 2004 to October 2007, Mr. Cook served as Counsel to the head of U.S. Immigration and Customs Enforcement at the Department of Homeland Security, where he contributed to the development of national anti-money laundering strategy. He began as an attorney practicing over 20 years ago, initially with Cahill Gordon & Reindel LLP. His securities practice also included the Drexel Burnham Lambert Inc. reorganization as well as other matters for financial industry clients. Mr. Cook also worked for several years as a commercial litigator at the law firm of Wilson, Elser, Moskowitz, Edelman and Dicker LLP and has acted as counsel to a number of small corporations. In his nearly five years on active duty with the U.S. Navy Judge Advocate General’s Corps, Mr. Cook served as a trial attorney and later as legal advisor to several admirals. He presently holds the rank of Commander in the Navy Reserve. Additionally, Mr. Cook’s public sector experience includes his role as a municipal judge elected for two terms. Mr. Cook received his J.D. from the University of Virginia School of Law, where he was an editor of the Journal of Law and Politics, and his A.B. from the College of William & Mary. He is admitted to practice law in New York and before the Second and Fourth Circuits of the U.S. Court of Appeals, the Southern and Eastern Districts of New York, and the U.S. Tax Court.

Committees of the Board of Directors

Audit Committee

The members of the audit committee are Messrs. Davis, Pease and Puckett, each of whom is independent for purposes of the 1940 Act and The NASDAQ Global Market corporate governance regulations. Mr. Puckett serves as chairman of the audit committee. The audit committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The audit committee is also responsible for aiding our board in fair value pricing debt and equity securities that are not publicly-traded or for which current market values are not readily available. The board and audit committee will use the services of one or more independent valuation firms to help them determine the fair value of these securities. Our board has determined that Mr. Puckett is an “audit committee financial expert,” as defined in Regulation S-K under the Securities Act. In addition, each member of our audit committee meets the current independence and experience requirements of Rule 10A-3 under the Exchange Act.

Nominating and Corporate Governance Committee

The members of the nominating and corporate governance committee are Messrs. Davis, Pease and Puckett, each of whom is independent for purposes of the 1940 Act and the corporate governance regulations of The NASDAQ Global Market. Mr. Davis serves as chairman of the nominating and corporate governance committee. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board or a committee of the board, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and our management.

The nominating and corporate governance committee will consider nominees to the board recommended by a stockholder, if such stockholder complies with the advance notice provisions of our bylaws. Our bylaws provide that a stockholder who wishes to nominate a person for election as a director at a meeting of stockholders must deliver written notice to our corporate secretary. This notice must contain, as to each nominee, all of the information relating to such person as would be required to be disclosed in a proxy statement meeting the requirements of Regulation 14A under the Exchange Act and certain other information set forth in the bylaws. In order to be eligible to be a nominee for election as a director by a stockholder, such potential nominee must deliver to our corporate secretary a written questionnaire providing the requested information about the background and qualifications of such person and a written representation and agreement that such person is not and will not become a party to any voting agreements, any agreement or understanding with any person with respect to any compensation or indemnification in connection with service on the board, and would be in compliance with all of our publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines.

Compensation Committee

We will not have a compensation committee because our executive officers will not receive any direct compensation from us.

Compensation of Directors

Our independent directors each will receive an annual fee of $50,000. They will also receive $3,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each quarterly board meeting and will receive $1,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each in-person committee meeting. In addition, the Chairman of the Audit Committee will receive an annual fee of $10,000, and the chairman of the nominating and corporate governance committee will receive an annual fee of $5,000 for their additional services in these capacities. No compensation is expected to be paid to directors who are “interested persons.” In addition, we have purchased directors’ and officers’ liability insurance on behalf of our directors and officers.

Compensation of Chief Executive Officer and Other Executive Officers

None of our officers will receive direct compensation from us. An allocable portion of the compensation of our chief financial officer, chief operating officer and our chief compliance officer will be paid by WhiteHorse Administration, subject to reimbursement by us of an allocable portion of such compensation for services rendered by them to us. To the extent that our administrator outsources any of its functions we will pay the fees associated with such functions on a direct basis without profit to the administrators.

CERTAIN RELATIONSHIPS

We have entered into an agreement with our interim investment adviser and expect to enter into an agreement with our investment adviser, under each of these agreements our senior management and members of the investment committee have, in the case of the interim investment advisory agreement, or will have, in the case of the investment advisory agreement, ownership and financial interests. Members of our senior management and members of the investment committee also serve as principals of other investment managers affiliated with our investment adviser and our interim investment adviser that do and may in the future manage investment funds, accounts or other investment vehicles with investment objectives similar to ours. In addition, our executive officers and directors and the members of our investment adviser and our interim investment adviser and members of the investment committee serve or may serve as officers, directors or principals of entities that operate in the same, or related, lines of business as we do or of investment funds, accounts or other investment vehicles managed by our affiliates. These investment funds, accounts or other investment vehicles may have investment objectives similar to our investment objectives. As a result, we may not be given the opportunity to participate in certain investments made by investment funds, accounts or other investment vehicles managed by our investment or its affiliates or by members of the investment committee. See “Risk Factors—Risks Relating to our Business and Structure—There are significant potential conflicts of interest that could affect our investment returns.” Where we are able to co-invest consistent with the requirements of the 1940 Act, if sufficient securities or loan amounts are available to satisfy our and each such account’s proposed demand, the opportunity will be allocated in accordance with our investment adviser’s pre-transaction determination. Where we are unable to co-invest consistent with the requirements of the 1940 Act, our investment adviser’s allocation policy provides for investments to be allocated on a random or rotational basis to assure that all clients have fair and equitable access to such investment opportunities.

Policies and Procedures for Managing Conflicts

Our investment adviser and its affiliates have both subjective and objective procedures and policies in place and designed to manage the potential conflicts of interest between our investment adviser’s fiduciary obligations to us and its similar fiduciary obligations to other clients. For example, such policies and procedures are designed to ensure that investment opportunities are allocated in a fair and equitable manner among us and their other clients. An investment opportunity that is suitable for multiple clients of our investment adviser and its affiliates may not be capable of being shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that our investment adviser’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor.

Our investment adviser may manage investment vehicles with similar or overlapping investment strategies with us and has put in place a conflict-resolution policy that addresses the co-investment restrictions set forth under the 1940 Act and seeks to ensure the equitable allocation of investment opportunities when we are able to invest alongside other accounts managed by our adviser and its affiliates. When we invest alongside such other accounts as permitted, such investments are made consistent with the allocation policy of H.I.G. Capital and our investment adviser. Under this allocation policy, a fixed calculation, based on the type of investment, will be applied to determine the amount of each opportunity to be allocated to us. This allocation policy will be periodically reviewed by our investment adviser and approved by our independent directors. We expect that these determinations will be made similarly for other accounts sponsored or managed by our investment adviser and its affiliates. Where we are able to co-invest consistent with the requirements of the 1940 Act, if sufficient securities or loan amounts are available to satisfy our and each such account’s proposed demand, we expect that the opportunity will be allocated in accordance with our investment adviser’s pre-transaction determination. If there is an insufficient amount of an investment opportunity to satisfy us and other accounts sponsored or managed by our investment adviser or its affiliates, the allocation policy further provides that allocations among us and such other accounts will generally be made pro rata based on the amount that each such party would have invested if sufficient securities or loan amounts were available. However, we can offer no assurance that investment opportunities will be allocated to us fairly or equitably in the short-term or over time. We expect that these determinations will be made similarly for other accounts sponsored or managed by H.I.G. Capital and its affiliates. In situations where co-investment with other accounts managed by our investment adviser or its affiliates is not permitted or appropriate, H.I.G. Capital and our investment adviser will need to decide which client will proceed with the investment. Our investment adviser’s allocation policy provides, in such circumstances, for investments to be allocated on a random or rotational basis to assure that all clients have fair and equitable access to such investment opportunities.

Co-Investment Opportunities

We have in the past and expect in the future to co-invest on a concurrent basis with other affiliates, unless doing so is impermissible with existing regulatory guidance, applicable regulations and our allocation procedures. Certain types of negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. There can be no assurance that we will obtain any such order. See “Regulation.” We, H.I.G. Capital and our investment adviser intend to submit an exemptive application to the SEC to permit greater flexibility to negotiate the terms of co-investments if our board determines that it would be advantageous for us to co-invest with other accounts managed by our investment adviser or its affiliates in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors.

Certain funds and other vehicles advised by an affiliate of our investment adviser own more than 50% of the voting securities of two of our portfolio companies, control the board of such companies or are the controlling members of such companies, which we refer to in this prospectus as affiliate control investments. Such investments at different points in the capital structure of a single portfolio company can give rise to actual or potential conflicts of interest, and we will not be able to make any similar investments after we elect to be treated as a business development company immediately prior to this offering. As a result of these affiliate control investments, some investment opportunities with respect to these two portfolio companies will not be available to us. For example, under the 1940 Act and the regulations thereunder, we may not be permitted, or will be limited in our ability, to participate in follow-on offerings of securities by such portfolio companies or to sell or otherwise exit our investments in such portfolio companies. The funds and other vehicles advised by the affiliate of our investment adviser will be similarly limited in their ability to participate in such investment opportunities for as long as we retain our interest in such investment securities. Apart from these limitations with respect to such portfolio companies, we do not believe that the existence of such affiliate control investments will have an adverse impact on our investment activity. We have no present intention to sell such investments and expect, subject to any change in circumstances with respect to such investments, to hold them to maturity. We are also not aware of any plans by either such portfolio company to undertake any follow on offering of securities in which we would be prohibited from investing.

Our board of directors has reviewed the potential impact on our investment activity of these affiliate control investments and has concluded that the potential impact should be minimal. In reaching this conclusion, the board considered several factors, including (1) that such limitations will not affect us after such time as our investments in these two portfolio companies are either repaid at maturity or refinanced and (2) that these investments are generally consistent with our investment strategy and may be held through maturity, barring any unforeseen developments, without adversely impacting our investment strategy. We do not intend, and are prohibited by the terms of the 1940 Act and the related rules thereunder, from investing in securities issued by any company in which an affiliate of ours or of our investment adviser holds a control investment except pursuant to the terms of an order of exemptive relief granted by the SEC or otherwise in accordance with interpretive guidance, if any, provided by the staff of the SEC permitting such investments.

Material Non-Public Information

Our senior management, members of the investment committee and other investment professionals from our investment adviser may serve as directors of, or in a similar capacity with, companies in which we invest or in which we are considering making an investment. Through these and other relationships with a company, these individuals may obtain material non-public information that might restrict our ability to buy or sell the securities of such public company under its policies, our policies or applicable law.

Investment Advisory Agreement

Under the Investment Advisory Agreement, WhiteHorse Advisers has agreed to provide investment advisory services to us. WhiteHorse Advisers has also agreed to provide us with access to personnel and an investment committee so that we may fulfill our obligations as collateral manager to WhiteHorse Warehouse under the Credit Facility, and we will pay WhiteHorse Advisers a fee for investment management services consisting of a base management fee and an incentive fee. This fee structure may create an incentive for WhiteHorse Advisers to invest in certain types of securities.

The management fee and incentive fee paid to our investment adviser are based on the value of our investments and there may be a conflict of interest when personnel of our investment adviser are involved in the valuation process for our portfolio investments. See “Risk Factors—Risks Relating to our Business and Structure—There are significant conflicts of interest that could affect our investment returns.”

Our investment adviser is an affiliate of H.I.G. Capital and will, in turn, depend upon access to the investment professionals and other resources of H.I.G. Capital and its affiliates to fulfill its obligations to us under the Investment Advisory Agreement. WhiteHorse Advisers will also depend on an affiliate of H.I.G. Capital to obtain access to deal flow generated by the professionals of H.I.G. Capital. Under the Staffing Agreement, an affiliate of H.I.G. Capital has agreed to provide our investment adviser with the resources necessary to fulfill these obligations. The Staffing Agreement provides that the affiliate of H.I.G. Capital will make available to WhiteHorse Advisers experienced investment professionals and access to its senior investment personnel for purposes of evaluating, negotiating, structuring, closing and monitoring our investments. We are not a party to this Staffing Agreement and cannot assure you that the affiliate of H.I.G. Capital will fulfill its obligations under such agreement. If the affiliate fails to perform, we cannot assure you that our investment adviser will enforce the Staffing Agreement, that such agreement will not be terminated by either party or that we will continue to have access to the investment professionals of H.I.G. Capital and its affiliates or their market knowledge and deal flow.

Administration Agreement

We have entered into an Administration Agreement, pursuant to which WhiteHorse Administration furnishes us with office facilities, equipment and clerical, bookkeeping, recordkeeping and other administrative services to enable us to operate. WhiteHorse Administration also provides us with access to the resources necessary for us to perform our obligations as collateral manager of WhiteHorse Warehouse under the Credit Facility. Under our Administration Agreement, WhiteHorse Administration performs, or oversees the performance of, our required administrative services, which include being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. WhiteHorse Advisers is the sole member of and controls WhiteHorse Administration.

Concurrent Private Placement

Concurrently with the closing of this offering, we will sell to certain of our officers and directors, their immediate family members or entities owned by, or family trusts for the benefit of, such persons,         shares of our common stock in the Concurrent Private Placement at the initial public offering price per share, resulting in aggregate net cash proceeds to us of $         million. Under a registration rights agreement signed at the time of such private placement, the holders of these shares will receive registration rights entitling them to make up to two demands on us to register their shares under the Securities Act. Holders of a majority of these shares may elect to exercise their registration rights at any time after the date on which these shares of common stock are released from the lock-up arrangement agreed to as part of this offering.

License Agreement

We have entered into the License Agreement with an affiliate of H.I.G. Capital pursuant to which we have been granted a non-exclusive, royalty-free license to use the “WhiteHorse” name. Under this agreement, we will have a right to use the WhiteHorse name for so long as WhiteHorse Advisers or one of its affiliates remains our investment adviser. The License Agreement is terminable by either party at any time in its sole discretion upon 60 days’ prior written notice and is also terminable by the affiliate of H.I.G. Capital in the case of certain events of non-compliance. Other than with respect to this limited license, we will have no legal right to the “WhiteHorse” name.

Formation Transactions

Our Formation.    We were formed on December 28, 2011 and commenced operations on January 1, 2012 as H.I.G. WhiteHorse Holdings, LLC, a Delaware limited liability company. We changed our name to WhiteHorse Finance, LLC on April 18, 2012. The Members contributed assets to us with a fair value of $176.3 million in exchange for units in WhiteHorse Finance, LLC. These assets were contributed as of January 1, 2012 in exchange for 11,752,383 units in WhiteHorse Finance. For this initial formation transaction, we retained an independent, third-party valuation firm to provide the fair value of such contributed assets as of the date of such contribution, except in the case of one asset contributed on January 1, 2012. In this case, the fair value was determined based on its acquisition in a recent arm’s length transaction with an unaffiliated third party.

Credit Facility.    On September 27, 2012, our wholly owned subsidiary, WhiteHorse Warehouse, as the borrower, entered into a $150 million secured revolving credit facility with an asset-backed commercial paper conduit, as lender, for which Natixis, New York Branch, provides liquidity support. The Credit Facility has a stated maturity date of September 27, 2020. Our ability to draw under the Credit Facility is scheduled to terminate 24 months after the closing date of the Credit Facility. On September 27, 2012, WhiteHorse Warehouse drew $51.3 million under that facility. The Credit Facility is secured by all of the assets of WhiteHorse

Warehouse, which includes nine loans with a fair value of $198.1 million as of September 30, 2012. We expect to cause WhiteHorse Warehouse to continue to acquire and finance primarily senior secured loans in a manner consistent with our investment strategy. WhiteHorse Warehouse will not originate loans. Rather, we expect to originate and acquire loans and transfer to WhiteHorse Warehouse some of the loans that meet the objective requirements described elsewhere in this prospectus. As of September 30, 2012, we had $51.3 million in outstanding borrowings under the Credit Facility. WhiteHorse Warehouse is consolidated with us for accounting purposes and for purposes of our compliance with the asset coverage test under the 1940 Act. In connection with the Credit Facility, we and WhiteHorse Warehouse entered into the Loan Sale Agreement and the Collateral Management Agreement and we entered into the Risk Retention Letter.

Unsecured Term Loan.    On November [    ], 2012, we entered into the $90.0 million Unsecured Term Loan. The Unsecured Term Loan has a stated maturity date of July 3, 2014. Under the terms of the Unsecured Term Loan, with respect to which we pledged no collateral to the lenders, we are required to pay interest monthly at an annual rate of LIBOR plus 2.75% per year except at our option and under certain other circumstances, at one of several other interest rates. The Unsecured Term Loan is subject to customary covenants and events of default, such as the failure to pay the principal of, or interest on, the Unsecured Term Loan, certain events of bankruptcy, insolvency or reorganization occur or a payment default under certain of our other debt obligations. The Unsecured Term Loan includes customary restrictions that limit our ability to pay dividends under certain circumstances, to merge with another entity unless we are the surviving entity following the merger and to amend our organizational documents. One of our Members, Loan Fund II, has guaranteed our obligation to make payments under the Unsecured Term Loan. Loan Fund II, as guarantor of the Unsecured Term Loan, has the right to require the lender to assign the loan to it under certain circumstances. We are permitted to prepay amounts outstanding under the Unsecured Term Loan in whole or in part without penalty.

Distribution to the Members. On November [    ], 2012, we made a single, one-time distribution of $[    ] million to the Members. This distribution was funded with the proceeds from the Credit Facility and the Unsecured Term Loan as well as cash we generated from the ordinary course of business. The Distribution to the Members represents, in effect, a reduction in the amount of the Members’ initial equity contribution and the replacement of such equity contribution with debt capital from unaffiliated third parties.

BDC Conversion.    Immediately prior to the completion of this offering, WhiteHorse Finance, LLC intends to convert into a Delaware corporation, WhiteHorse Finance, Inc., and all of the outstanding units in WhiteHorse Finance, LLC will be converted into         shares of common stock in WhiteHorse Finance, Inc. As part of the BDC Conversion, the Members will receive an aggregate of         shares of our common stock in exchange for the 23,983,586 units they own in WhiteHorse Finance, LLC, representing an estimated equivalent price of $         per share based on the fair value of the assets contributed by the Members in connection with our formation, as determined by our board. Upon completion of this offering and the Concurrent Private Placement, the Members will own, collectively, an interest of approximately [    ]% in us, assuming no exercise of the underwriters’ option to purchase additional shares. H.I.G. Bayside Debt & LBO Fund II, L.P. and H.I.G. Bayside Loan Opportunity Fund II, L.P. are our Members and are control persons of us. The voting rights to the securities owned by each of the Members have been passed through to their respective members and limited partners.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

Immediately prior to the completion of this offering and the Concurrent Private Placement, there will be shares of common stock outstanding and         stockholders of record. At that time, we will have no other shares of capital stock outstanding. The following table sets forth certain ownership information with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common stock and all officers and directors, as a group.

The shares shown in the table below as being owned by H.I.G. Bayside Debt & LBO Fund II, L.P., and H.I.G. Bayside Loan Opportunity Fund II, L.P. reflect the fact that each may be viewed as having investment power over [        ] shares of our common stock, although voting rights to such securities have been passed through to the respective limited partners.

Percentage of common stock outstanding
		Immediately prior to this offering and Concurrent Private Placement(1)		Immediately after this offering(2) and Concurrent Private Placement(1)
Name and address	Type of ownership	Shares owned	Percentage	Shares owned	Percentage
H. I. G. Bayside Debt & LBO Fund II, L.P.(4)			%		%
H. I. G. Bayside Loan Opportunity Fund II, L.P.(4)			%		%
John Bolduc(3)			%		%
Jay Carvell(3)			%		%
Anthony Tamer(4)
Sami Mnaymneh(4)
Thomas C. Davis(3)			%		%
Alexander W. Pease(3)			%		%
Rick D. Puckett(3)			%		%
Edward Cook(3)			%		%
Alastair G. C. Merrick(3)			%		%
Ethan Underwood(3)
All officers and directors as a group (persons)			%		%

(1)	Immediately prior to the closing of this offering, we expect to sell shares of common stock in the Concurrent Private Placement at a price of $ per share. We will receive the full proceeds of the Concurrent Private Placement, and no underwriting discounts or commissions will be paid in respect of these shares.
(2)	Assumes the issuance of shares offered by this prospectus. Does not reflect [ ] shares of common stock reserved for issuance upon exercise of the underwriters’ option to purchase additional shares.
(3)	The address for each of our directors and officers is c/o WhiteHorse Finance, LLC, 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131.
(4)	The address of H.I.G. Bayside Debt & LBO Fund II, L.P., and H.I.G. Bayside Loan Opportunity Fund II, L.P., each a Delaware limited partnership, is 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131.
H.I.G.	Bayside Debt & LBO Fund II, L.P. and H.I.G. Bayside Loan Opportunity Fund II, L.P. are our Members and are control persons of us. The shares of common stock shown in the above table as being owned by each named entity reflect the fact that each may be viewed as having investment power over shares of our common stock indirectly owned of record by such entities, although voting rights to such securities have been passed through to the respective limited partners. Each of H.I.G. Bayside Debt & LBO Fund II, L.P. and H.I.G. Bayside Loan Opportunity Fund II, L.P. disclaim beneficial ownership of such shares of common stock, except to the extent of their respective pecuniary interests therein.
Messrs.	Mnaymneh and Tamer are control persons of H.I.G.-GP II, Inc., which is the manager of the general partner of each of the Members. The shares of common stock shown in the above table as being owned by each named individual reflect the fact that, due to their control of such entities, each may be viewed as having investment power over [ ] shares of common stock indirectly owned by such entities, although voting rights to such securities have been passed through to the respective members and limited partners. Messrs. Mnaymneh and Tamer disclaim beneficial ownership of such shares of common stock except to the extent of their respective pecuniary interests therein.
*	Less than 1 percent.

The following table sets forth the dollar range of our equity securities beneficially owned by each of our directors after giving effect to the Concurrent Private Placement. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities in WhiteHorse Finance(1)
Independent Directors
Thomas C. Davis
Alexander W. Pease
Rick D. Puckett
Interested Directors
John Bolduc
Jay Carvell

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or $100,001 – $500,000; $500,001 – $1,000,000; and Over $1,000,000.

THE ADVISER AND THE ADMINISTRATOR

WhiteHorse Advisers will serve as our investment adviser. WhiteHorse Advisers is a newly-formed investment adviser that is registered as an investment adviser under the Advisers Act and is an affiliate of H.I.G. Capital, and we and WhiteHorse Advisers have entered enter into the Investment Advisory Agreement.

WhiteHorse Advisers is a Delaware limited liability company. The principal executive offices of WhiteHorse Advisers are located at 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131.

Investment Committee

Each of the individuals listed below, in addition to Messrs. Carvell, Bolduc and Underwood, is a member of the investment committee and has primary responsibility for the day-to-day management of our portfolio. The members of the investment committee are also members of our investment adviser’s investment committee. All of the portfolio managers are employed by H.I.G. Capital.

The members of the investment committee will receive no compensation from us. These members will be employees of an affiliate of our investment adviser and will receive no direct compensation from our investment adviser.

Members of Our Investment Adviser’s Investment Committee Who Are Not Our Directors or Officers

Sami Mnaymneh:    Mr. Mnaymneh is a co-founding Partner of H.I.G. Capital and has served as a Managing Partner of the firm since 1993. He has directed H.I.G. Capital’s development since its inception and, alongside Mr. Tamer, is responsible for the day-to-day management of H.I.G. Capital. He approves all capital commitments made by H.I.G. Capital and is a board member of several H.I.G. Capital portfolio companies. Prior to co-founding H.I.G. Capital, Mr. Mnaymneh was a Managing Director at The Blackstone Group in New York. Prior to that time, he was a Vice President in the Mergers & Acquisitions department at Morgan Stanley & Co., where he devoted a significant amount of his time to leveraged buyouts, serving as senior advisor to a number of large and prominent private equity firms. Mr. Mnaymneh currently serves on the Board of Columbia College and on the Dean’s Council of Harvard Law School. Mr. Mnaymneh received a B.A. degree from Columbia University (Summa Cum Laude), a J.D. degree from Harvard Law School and an M.B.A. from Harvard Business School, respectively, with honors. Mr. Mnaymneh splits his time between H.I.G. Capital’s London and Miami offices.

Anthony Tamer:    Mr. Tamer is a co-founding Partner of H.I.G. Capital and has served as a Managing Partner of the firm since 1993. He has directed H.I.G. Capital’s development since its inception and, alongside Mr. Mnaymneh, is responsible for the day-to-day management of the firm. Prior to founding H.I.G. Capital, Mr. Tamer was a Partner at Bain & Company, a leading management consulting firm. His focus at Bain & Company was on developing business unit strategies, improving clients’ competitive positions, implementing productivity improvement and cycle time reduction programs, and leading acquisition and divestiture activities for Fortune 500 clients. Mr. Tamer has extensive operating experience, having held marketing, engineering and manufacturing positions at Hewlett-Packard and Sprint Corporation. Mr. Tamer holds a B.S. degree from Rutgers University, an M.S. degree in Electrical Engineering from Stanford University and an M.B.A. degree from Harvard Business School.

Ethan Underwood:    See “Management of the Company—Biographical Information” for a biography of Mr. Underwood.

Lewis Schoenwetter:    Mr. Schoenwetter has over seventeen years of debt and private equity investing experience in a broad range of industries, including business services, manufacturing, distribution, telecom and healthcare. Mr. Schoenwetter has been involved in all aspects of the investment process including sourcing, transaction structuring, financing and execution of post-closing strategies. He currently serves on the board of numerous H.I.G. Capital portfolio companies. Prior to joining H.I.G. Capital, Mr. Schoenwetter was a Director with Levine Leichtman Capital Partners, Inc. In this role, he was responsible for investment analysis and working with the management of portfolio companies to create value. Prior to joining Levine Leichtman, Mr. Schoenwetter worked in the private equity group at ABN AMRO Bank N.V. and in Bank of America’s leveraged finance group. Mr. Schoenwetter earned a B.A. from Marquette University and an M.B.A. from the University of Chicago.

Pankaj Gupta:    Mr. Gupta is a Managing Director of an H.I.G. Capital-affiliated investment adviser. Mr. Gupta has over fourteen years of experience in private debt and equity investing across a broad range of industries, including business services, manufacturing, distribution, telecom, healthcare, consumer products and consumer services. Prior to joining H.I.G. Capital, Mr. Gupta served as a Managing Director of American Capital Ltd., a middle-market investment firm, where he co-managed the firm’s debt investment business and sat on the boards of directors of several of the firm’s portfolio companies. Prior to joining American Capital Ltd., Mr. Gupta spent six years at Audax Group LP, a Boston and New York-based private equity and mezzanine firm, where he was responsible for the origination, structuring, execution and monitoring of mezzanine investments. Mr. Gupta also worked in the private equity group of J.H. Whitney & Co., LLC. Mr. Gupta earned a B.A. in Economics from Dartmouth College.

Portfolio Management

The portfolio managers who are primarily responsible for the day-to-day management of WhiteHorse Finance manage a total of 49 registered investment companies, pooled investment vehicles or other accounts with a total amount of approximately $35.0 billion in assets under management. The table below shows the dollar range of shares of common stock to be beneficially owned by each manager of our investment adviser and each of our officers after giving effect to the Concurrent Private Placement.

Name	Dollar Range of Equity Securities in WhiteHorse Finance(1)
Sami Mnaymneh
Anthony Tamer
Ethan Underwood
Lewis Schoenwetter
Pankaj Gupta
Jay Carvell
John Bolduc

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000; $500,001 – $1,000,000 or Over $1,000,000.

Investment Advisory Agreement

WhiteHorse Advisers will serve as our investment adviser subsequent to consummation of this offering in accordance with the terms of the Investment Advisory Agreement. Subject to the overall supervision of our board, our investment adviser will manage the day-to-day operations of, and provide investment management services to, us. Under the terms of the Investment Advisory Agreement, WhiteHorse Advisers does and will:

•	determine the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	identify, evaluate and negotiate the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and

•	close, monitor and administer the investments we make, including the exercise of any voting or consent rights.

In addition, WhiteHorse Advisers has agreed to provide us with access to personnel and an investment committee so that we may fulfill our obligations as collateral manager to WhiteHorse Warehouse under the Credit Facility.

WhiteHorse Advisers’ services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. Under the Investment Advisory Agreement, we will pay WhiteHorse Advisers a fee for investment management services consisting of a base management fee and an incentive fee.

Management Fee.

The base management fee will be calculated at an annual rate of 2.0% of our consolidated gross assets, including cash and cash equivalents and assets purchased with borrowed funds, and is payable quarterly in arrears. The base management fee will be calculated based on the average carrying value of our consolidated gross assets at the end of the two most recently completed calendar quarters and will be appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base investment advisory fees for any partial month or quarter will be appropriately pro rated. Our investment advisor has agreed to exclude cash and cash equivalents from the calculation of the base management fee for the calendar quarters ending December 31, 2012, March 31, 2013, June 30, 2013 and September 30, 2013.

Incentive Fee.

The incentive fee consists of two components that are independent of each other, except as provided by the incentive fee cap discussed below.

We have structured the calculation of these incentive fees, which we refer to collectively in this prospectus as the “Income and Capital Gain Incentive Fee Calculations,” to include a fee limitation such that no incentive fee will be paid to our investment adviser for any quarter if, after such payment, the cumulative incentive fees paid to our investment adviser for the period that includes the current fiscal quarter and the 11 preceding fiscal quarters, which we refer to in this prospectus as the Incentive Fee Look-back Period, would exceed 20.0% of our Cumulative Pre-Incentive Fee Net Income during the Incentive Fee Look-back Period.

We accomplish this limitation by subjecting each incentive fee payable to a cap, which we refer to in this prospectus as the Incentive Fee Cap. The Incentive Fee Cap in any quarter is equal to (a) 20.0% of Cumulative Pre-Incentive Fee Net Income during the Incentive Look-back

Period less (b) cumulative incentive fees of any kind paid to our investment adviser by us for the Incentive Fee Look-back Period. To the extent the Incentive Fee Cap is zero or a negative value in any quarter, we will pay no incentive fee to our investment adviser in that quarter. We will only pay incentive fees to the extent allowed by the Incentive Fee Cap. To the extent that the payment of incentive fees is limited by the Incentive Fee Cap, the payment of such fees may be deferred and paid in subsequent quarters up to three years after their date of deferment, subject to applicable limitations included in the Investment Advisory Agreement.

In this prospectus, Cumulative Pre-Incentive Fee Net Income refers to the sum of (a) Pre-Incentive Fee Net Investment Income for each period during the Incentive Fee Look-back Period and (b) the sum of cumulative realized capital gains, cumulative realized capital losses, cumulative unrealized capital depreciation and cumulative unrealized capital appreciation during the applicable Incentive Fee Look-back Period.

The first component, which is income-based, will be calculated and payable quarterly in arrears based on our Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter, subject to the Incentive Fee Cap. For this purpose, Pre-Incentive Fee Net Investment Income means, in each case on a consolidated basis, interest income, distribution income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement, any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

The operation of the first component of the incentive fee for each quarter is as follows:

•	no incentive fee is payable to our investment adviser in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the Hurdle Rate of 1.75% (7.00% annualized);

•

100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle Rate but is less than 2.1875% in any calendar quarter (8.75% annualized) is payable to our investment adviser. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the Hurdle Rate but is less than 2.1875%) as the “catch-up.” The effect of the “catch-up” provision is that, if such Pre-Incentive Fee Net Investment Income exceeds 2.1875% in any calendar quarter, our investment adviser will receive 20% of such Pre-Incentive Fee Net Investment Income as if the Hurdle Rate did not apply; and

•

20% of the amount of such Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) is payable to our investment adviser (once the Hurdle Rate is reached and the catch-up is achieved, 20% of all Pre-Incentive Fee Net Investment Income).

The portion of such incentive fee that is attributable to deferred interest (such as PIK interest or original issue discount) will be paid to our investment adviser, together with interest from the date of deferral to the date of payment, only if and to the extent we actually receive such interest in cash, and any accrual will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. Any reversal of such amounts would reduce net income for the quarter by the net amount of the reversal (after taking into account the reversal of incentive fees payable) and would result in a reduction and possibly elimination of the incentive fees for such quarter.

There is no accumulation of amounts on the Hurdle Rate from quarter to quarter and, accordingly, there is no clawback of amounts previously paid if subsequent quarters are below the quarterly Hurdle Rate and there is no delay of payment if prior quarters are below the quarterly Hurdle Rate. Since the Hurdle Rate is fixed, as interest rates rise, it will be easier for our investment adviser to surpass the Hurdle Rate and receive an incentive fee based on Pre-Incentive Fee Net Investment Income.

Our net investment income used to calculate this component of the incentive fee is also included in the amount of our consolidated gross assets used to calculate the 2.0% base management fee. These calculations will be appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

The following is a graphical representation of the calculation of the income-based component of the incentive fee:

Quarterly Incentive Fee based on Pre-Incentive Fee Net Investment Income

(expressed as a percentage of the value of net assets)

Percentage of Pre-Incentive Fee Net Investment Income allocated to first component of incentive fee

The second component, the capital gains component of the incentive fee, will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing on December 31, 2012, and will equal 20% of our cumulative aggregate realized capital gains from the most recent valuation completed prior to the date of the Investment Advisory Agreement through the end of that calendar year, computed net of our aggregate cumulative realized capital losses and our aggregate cumulative unrealized capital depreciation through the end of such year, less the aggregate amount of any previously paid capital gains incentive fees and subject to the Incentive Fee Cap. If such amount is negative, then no capital gains incentive fee will be payable for such year. Additionally, if the Investment Advisory Agreement is terminated as of a date that is not a calendar year end, the termination date will be treated as though it were a calendar year end for purposes of calculating and paying the capital gains incentive fee. The capital gains component of the incentive fee is not subject to any minimum return to stockholders.

Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a quarter where we incur a loss. For example, if we receive Pre-Incentive Fee Net Investment Income in excess of the Hurdle Rate, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized and unrealized capital losses.

Examples of Quarterly Incentive Fee Calculation

Each of the following examples assumes that the Incentive Fee Cap is met.

Example 1: Income Related Portion of Incentive Fee (*):

Alternative 1

Assumptions

Investment income (including interest, distributions, fees, etc.) = 1.25%

Hurdle Rate(1) = 1.75%

Base management fee(2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.25%

Pre-Incentive Fee Net Investment Income

(investment income - (base management fee + other expenses)) = 0.50%

Pre-Incentive Fee Net Investment Income does not exceed the Hurdle Rate, therefore there is no incentive fee.

Alternative 2

Assumptions

Investment income (including interest, distributions, fees, etc.) = 2.70%

Hurdle Rate(1) = 1.75%

Base management fee(2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.25%

Pre-Incentive Fee Net Investment Income

(investment income - (base management fee + other expenses)) = 1.95%

Pre-Incentive Fee Net Investment Income exceeds the Hurdle Rate, therefore there is an incentive fee.

Incentive fee = (100% x “Catch-Up”) + (the greater of 0% AND (20% x (Pre-Incentive Fee Net Investment Income - 2.1875%)))

= (100.0% x (Pre-Incentive Fee Net Investment Income - 1.75%)) + 0%

= 100.0% x (1.95% - 1.75%)

= 100.0% x 0.20%

= 0.20%

Alternative 3

Assumptions

Investment income (including interest, distributions, fees, etc.) = 3.00%

Hurdle Rate(1) = 1.75%

Base management fee(2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.25%

Pre-Incentive Fee Net Investment Income

(investment income - (base management fee + other expenses)) = 2.25%

Pre-Incentive Fee Net Investment Income exceeds the Hurdle Rate, therefore there is an incentive fee.

Incentive fee = (100% x “Catch-Up”) + (the greater of 0% AND (20% x (Pre-Incentive Fee Net Investment Income - 2.1875%)))

= (100% × (2.1875% - 1.75%)) + (20.0% × (2.25% - 2.1875%))

= 0.4375% + (20.0% × 0.0625%)

= 0.4375% + 0.0125%

= 0.45%

(*)	The hypothetical amount of Pre-Incentive Fee Net Investment Income shown is based on a percentage of net assets.
(1)	Represents 7.00% annualized Hurdle Rate.
(2)	Represents 2.00% annualized base management fee. This amount does not reflect that our investment advisor has agreed to exclude cash and cash equivalents from the calculation of the base management fee for the calendar quarters ending December 31, 2012, March 31, 2013, June 30, 2013 and September 30, 2013.
(3)	Excludes organizational and offering expenses.

Example 2: Capital Gains Portion of Incentive Fee:

Alternative 1:

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

•	Year 2: Investment A sold for $50 million and fair market value, or FMV, of Investment B determined to be $32 million

•	Year 3: FMV of Investment B determined to be $25 million

•	Year 4: Investment B sold for $31 million

The capital gains portion of the incentive fee would be:

•	Year 1: None

•	Year 2: Capital gains incentive fee of $6.0 million ($30 million realized capital gains on sale of Investment A multiplied by 20.0%)

•	Year 3: None; $5.0 million (20.0% multiplied by ($30 million cumulative capital gains less $5.0 million cumulative capital depreciation)) less $6.0 million (previous capital gains fee paid in Year 2)

•	Year 4: Capital gains incentive fee of $200,000; $6.2 million ($31 million cumulative realized capital gains multiplied by 20.0%) less $6.0 million (capital gains fee paid in Year 2)

Alternative 2

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

•	Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

•	Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

•	Year 4: FMV of Investment B determined to be $35 million

•	Year 5: Investment B sold for $20 million

The capital gains portion of the incentive fee would be:

•	Year 1: None

•

Year 2: Capital gains incentive fee of $5.0 million; 20.0% multiplied by $25 million ($30 million realized capital gains on Investment A less $5 million unrealized capital depreciation on Investment B)

•

Year 3: Capital gains incentive fee of $1.4 million; $6.4 million (20.0% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation on Investment B)) less $5.0 million (capital gains fee received in Year 2)

•	Year 4: None

•

Year 5: None; $5.0 million of capital gains incentive fee (20.0% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million (cumulative capital gains fee paid in Year 2 and Year 3)

Payment of Our Expenses

All investment professionals of our investment adviser and their respective staffs, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, will be provided and paid for by our investment adviser.

We will bear all other costs and expenses of our operations and transactions, including:

•	our organization;

•	calculating our net asset value and net asset value per share (including the cost and expenses of any independent valuation firm);

•

fees and expenses, including travel expenses, incurred by WhiteHorse Advisers or payable to third parties in performing due diligence on prospective portfolio companies, monitoring our investments and, if necessary, enforcing our rights;

•	interest payable on debt, if any, incurred to finance our investments;

•	the costs of this and all future offerings of common shares and other securities, if any;

•	the base management fee and any incentive fee;

•	distributions on our shares;

•	administration fees payable to WhiteHorse Administration under the Administration Agreement;

•	transfer agent and custody fees and expenses;

•	the allocated costs incurred by WhiteHorse Administration as our administrator in providing managerial assistance to those portfolio companies that request it;

•	amounts payable to third parties relating to, or associated with, evaluating, making and disposing of investments;

•	brokerage fees and commissions;

•	registration fees;

•	listing fees;

•	taxes;

•	independent director fees and expenses;

•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable U.S. federal and state securities laws;

•	the costs of any reports, proxy statements or other notices to our stockholders, including printing costs;

•	costs of holding stockholder meetings;

•	our fidelity bond;

•	directors and officers/errors and omissions liability insurance, and any other insurance premiums;

•	litigation, indemnification and other non-recurring or extraordinary expenses;

•	direct costs and expenses of administration and operation, including audit and legal costs;

•	fees and expenses associated with marketing efforts to investors and sponsors;

•	dues, fees and charges of any trade association of which we are a member; and

•

all other expenses reasonably incurred by us or WhiteHorse Administration in connection with administering our business, such as the allocable portion of overhead under our Administration Agreement, including rent and our allocable portion of the costs and expenses of our chief compliance officer, chief financial officer, chief operating officer and their respective staffs.

Duration and Termination

The Investment Advisory Agreement was approved by our board, including a majority of our directors who are not interested persons of WhiteHorse Finance, on September 18, 2012. Unless terminated earlier as described below, the Investment Advisory Agreement will continue in effect for a period of two years from its execution date. It will remain in effect from year to year thereafter if approved annually by our board, or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons of WhiteHorse Finance. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may be terminated by either party without penalty upon not more than 60 days’ written notice to the other party. Any termination by us must be authorized either by our board or by vote of our stockholders. See “Risk Factors—Risks Relating to our Business and Structure—We depend upon key personnel of our investment adviser and its affiliates.”

Limitation of Liability and Indemnification

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, WhiteHorse Advisers and its directors, officers, employees, partners, members, advisors, agents and controlling persons of are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of WhiteHorse Advisers’ services under the Investment Advisory Agreement or otherwise as our investment adviser.

Board of Directors Approval of the Investment Advisory Agreement

In its consideration of approving the Investment Advisory Agreement, our board focused on information it received relating to, among other things:

•	the nature, quality and extent of the advisory and other services to be provided to us by our investment adviser;

•	comparative data with respect to advisory fees or similar expenses paid by other business development companies with similar investment objectives;

•	our projected operating expenses and expense ratio compared to business development companies with similar investment objectives;

•	any existing and potential sources of indirect income to our investment adviser or WhiteHorse Administration from their relationships with us and the profitability of those relationships;

•	information about the services to be performed and the personnel performing such services under the investment advisory and management agreement;

•	the organizational capability and financial condition of our investment adviser and its affiliates;

•

our investment adviser’s practices regarding the selection and compensation of brokers that may execute our portfolio transactions and the brokers’ provision of brokerage and research services to our investment adviser; and

•	the possibility of obtaining similar services from other third party service providers or through an internally managed structure.

Based on the information that the board reviewed and further discussions, the board, including a majority of the non-interested directors, determined that the investment advisory fee rates are reasonable in relation to the services to be provided. We expect that the board will undertake the same or a similar review in connection with any proposed amendment to, or renewal of, the Investment Advisory Agreement.

Administration Agreement

Pursuant to the Administration Agreement, WhiteHorse Administration furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services to enable us to operate. WhiteHorse Administration also provides us with access to the resources necessary for us to perform our obligations as collateral manager of WhiteHorse Warehouse under the Credit Facility. Under the Administration Agreement, WhiteHorse Administration also performs, or oversees the performance of, our required administrative services, which include being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, WhiteHorse Administration assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the Administration Agreement equal an amount based upon our allocable portion of WhiteHorse Administration’s overhead in performing its obligations under the Administration Agreement, including rent and our allocable portion of the cost of our chief compliance officer, chief operating officer, chief financial officer and their respective staffs. Under the Administration Agreement, WhiteHorse Administration also provides on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. To the extent that our administrator outsources any of its functions, we will pay the fees associated with such functions on a direct basis without any profit to WhiteHorse Administration.

Limitation of Liability and Indemnification

The Administration Agreement provides that WhiteHorse Administration and its officers, partners, agents, employees, controlling persons, members, and any other person or entity affiliated with the Administrator, including its members, are not liable to us or any of our stockholders for any act or omission by it or its employees in the supervision or management of our investment activities or for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) or losses sustained by us or our stockholders, except that the foregoing exculpation does not extend to any act or omission constituting willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under either Administration Agreement. The Administration Agreement also provides for indemnification by us of WhiteHorse Administration’s members, directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to us, subject to the same limitations and to certain conditions.

License Agreement

We have entered into the License Agreement with an affiliate of H.I.G. Capital pursuant to which we have been granted a non-exclusive, royalty-free license to use the “WhiteHorse” name. Under this agreement, we will have a right to use the WhiteHorse name, for so long as WhiteHorse Advisers or one of its affiliates remains our investment adviser. The License Agreement is terminable by either party at any time in its sole discretion upon 60 days’ prior written notice to the other party and is also terminable by the affiliate of H.I.G. Capital in the case of certain events of non-compliance. Other than with respect to this limited license, we will have no legal right to the “WhiteHorse” name.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of our outstanding shares of common stock will be determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding at the date as of which the determination is made.

We value our investments in accordance with ASC 820. ASC 820 defines fair value, establishes a framework for measuring fair value and expands disclosures about assets and liabilities measured at fair value. ASC 820’s definition of fair value focuses on exit price in the principal, or most advantageous, market and prioritizes the use of market-based inputs over entity-specific inputs within a measurement of fair value. ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:

Level 1—quoted unadjusted prices in active markets for identical investments as of the reporting date

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayments, credit risk, etc.)

Level 3—significant unobservable inputs (including our investment adviser’s own assumptions about the assumptions market participants would use in determining the fair values of investments)

The valuation process is conducted at the end of each fiscal quarter, with a portion of our valuations of portfolio companies without market quotations subject to review by the independent valuation firms each quarter. When an external event with respect to one of our portfolio companies, such as a purchase transaction, public offering or subsequent equity sale occurs, we expect to use the pricing indicated by the external event to corroborate our valuation.

Our portfolio consists of debt investments. These investments are valued at their bid quotations obtained from unaffiliated market makers, other financial institutions that trade in similar investments or based on prices provided by independent third party pricing services. For investments where there are no available bid quotations, fair value is derived using proprietary models that consider the analyses of independent valuation agents as well as credit risk, liquidity, market credit spreads and other applicable factors for similar transactions.

Due to the nature of our strategy, our portfolio includes relatively illiquid investments that are privately held. Valuations of privately held investments are inherently uncertain and they may fluctuate over short periods of time and may be based on estimates. The determination of fair value may differ materially from the values that would have been used if a ready market for these investments existed. Our net asset value could be materially affected if the determinations regarding the fair value of our investments were materially higher or lower than the values that we ultimately realize upon the disposal of such investments.

Our board has retained one or more independent valuation firms to review the valuation of each portfolio investment that does not have a readily available market quotation at least once during each 12-month period. Independent valuation firms retained by our board provide a valuation review on 25% of our investments for which market quotations are not readily available each quarter to ensure that the fair value of each investment for which a market quote is not readily available is reviewed by an independent valuation firm at least once during each 12-month period. However, our board does not intend to have de minimis investments of less than 2.0% of our total assets (up to an aggregate of 10% of our total assets) independently reviewed.

Our board is ultimately and solely responsible for determining the fair value of the portfolio investments that are not publicly traded, whose market prices are not readily available on a quarterly basis in good faith or any other situation where portfolio investments require a fair value determination.

Fair value of publicly traded instruments is generally based on quoted market prices. Fair value of non-publicly traded instruments, and of publicly traded instruments for which quoted market prices are not readily available, may be determined based on other relevant factors, including without limitation, quotations from unaffiliated market makers or independent third party pricing services, the price activity of equivalent instruments and valuation pricing models. For those investments valued using quotations, the bid price is generally used unless we determine that it is not representative of an exit price.

With respect to investments for which market quotations are not readily available, our board will undertake a multi-step valuation process each quarter, as described below:

•	Our quarterly valuation process begins with each portfolio company or investment being initially valued by investment professionals of our investment adviser responsible for credit monitoring.

•	Preliminary valuation conclusions are then documented and discussed with our investment committee and our investment adviser.

•	The audit committee of the board reviews these preliminary valuations.

•	At least once annually, the valuation for each portfolio investment is reviewed by an independent valuation firm.

•	The board discusses valuations and determines the fair value of each investment in our portfolio in good faith.

Investments for which fair value is determined using inputs defined above as Level 3 are fair valued using the income and market approaches, which may include the discounted cash flow method, reference to performance statistics of industry comparables, relative comparable yield analysis and, in certain cases, third party valuations performed by independent valuation firms. The valuation methods can reference various factors and use various inputs such as assumed growth rates, capitalization rates and discount rates, loan-to-value ratios, liquidation value, relative capital structure priority, market comparables, compliance with applicable loan, covenant and interest coverage performance, book value, market derived multiples, reserve valuation, assessment of credit ratings of an underlying borrower, review of ongoing performance, review of financial projections as compared to actual performance, review of interest rate and yield risk. Such factors may be given different weighting depending on our assessment of the underlying investment, and we may analyze apparently comparable investments in different ways. See “Risk Factors—Risks Relating to our Business and Structure—Price declines and illiquidity in the corporate debt markets may adversely affect the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.”

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if the board authorizes, and we declare, a cash dividend or other distribution, then our stockholders who have not ‘opted out’ of our dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution.

No action is required on the part of a registered stockholder to have their cash dividend or other distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company, LLC, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends or other distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends and other distributions in cash by notifying their broker or other financial intermediary of their election.

We intend to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on The NASDAQ Global Market on the valuation date fixed by our board for such distribution. Market price per share on that date will be the closing price for such shares on The NASDAQ Global Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend or other distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated. Stockholders who do not elect to receive dividends in shares of common stock may experience accretion to the net asset value of their shares if our shares are trading at a premium at the time we issue new shares under the plan and dilution if our shares are trading at a discount. The level of accretion or discount would depend on various factors, including the proportion of our stockholders who participate in the plan, the level of premium or discount at which our shares are trading and the amount of the dividend payable to a stockholder.

There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commissions from the proceeds.

Stockholders who receive dividends and other distributions in the form of stock are subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend or other distribution from us will be equal to the total dollar amount of the dividend or other distribution payable to the stockholder. Any stock received in a dividend or other distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com, by filling out the transaction request form located at bottom of their statement and sending it to the plan administrator of the address below. Such termination will be effective immediately if the participant’s notice is received by the plan administrator at least three days prior to any payment date; otherwise, such termination will be effective only with respect to any subsequent dividend or other distribution.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator by mail at American Stock Transfer & Trust Company, P.O. Box 922, Wall Street Station, New York, New York 10269, or by the Plan Administrator’s Interactive Voice Response System at: 1-888-777-0320.

DESCRIPTION OF SHARES

The following description is based on relevant portions of the DGCL and on our certificate of incorporation and bylaws. This summary is not necessarily complete, and we refer you to the DGCL and our certificate of incorporation and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

Our authorized stock consists of 100,000,000 shares of common stock, par value $0.001 per share, and 1,000,000 shares of preferred stock, par value $0.001 per share. We have applied to have our common stock traded on The NASDAQ Global Market under the ticker symbol “WHF.” There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Delaware law, our stockholders generally are not personally liable for our debts or obligations.

The following are our outstanding classes of securities as of the date of this prospectus:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under (3)
Common Stock	100,000,000	—	—
Preferred Stock	1,000,000	—	—

Common Stock

All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by the board and declared by us out of funds legally available. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except when their transfer is restricted by U.S. federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will not be able to elect any directors.

Preferred Stock

Our certificate of incorporation authorizes the board to classify and reclassify any unissued shares of preferred stock into other classes or series of preferred stock without stockholder approval. Prior to issuance of shares of each class or series, the board is required by Delaware law and by our certificate of incorporation to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Some matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Provisions of the DGCL and Our Certificate of Incorporation and Bylaws

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

The indemnification of our officers and directors is governed by Section 145 of the DGCL and by our certificate of incorporation and bylaws. Subsection (a) of DGCL Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if (1) such person acted in good faith, (2) in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation and (3) with respect to any criminal action or proceeding, such person had no reasonable cause to believe the person’s conduct was unlawful.

Subsection (b) of DGCL Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner the person reasonably believed to be in, or not opposed to, the best interests of the corporation, and except that no indemnification may be made in respect of any claim, issue or matter as to which such person has been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court deems proper.

DGCL Section 145 further provides that to the extent that a present or former director or officer is successful, on the merits or otherwise, in the defense of any action, suit or proceeding referred to in subsections (a) and (b) of Section 145, or in defense of any claim, issue or matter therein, such person will be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with such action, suit or proceeding. In all cases in which indemnification is permitted under subsections (a) and (b) of Section 145 (unless ordered by a court), it will be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the applicable standard of conduct has been met by the party to be indemnified. Such determination must be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (4) by the stockholders. The statute authorizes the corporation to pay expenses incurred by an officer or director in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of the person to whom the advance will be made, to repay the advances if it is ultimately determined that he or she was not entitled to indemnification. DGCL Section 145 also provides that indemnification and advancement of expenses permitted under such Section are not to be exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise. DGCL Section 145 also authorizes the corporation to purchase and maintain liability insurance on behalf of its directors, officers, employees and agents regardless of whether the corporation would have the statutory power to indemnify such persons against the liabilities insured.

Our certificate of incorporation provides that our directors will not be liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the current DGCL or as the DGCL may hereafter be amended. DGCL Section 102(b)(7) provides that the personal liability of a director to a corporation or its stockholders for breach of fiduciary duty as a director may be eliminated except for liability (1) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) under Section 174 of the DGCL, relating to unlawful payment of dividends or unlawful stock purchases or redemption of stock or (4) for any transaction from which the director derives an improper personal benefit.

Our bylaws provide for the indemnification of any person to the full extent permitted, and in the manner provided, by the current DGCL or as the DGCL may hereafter be amended. In addition, we have entered into indemnification agreements with each of our directors and officers in order to effect the foregoing.

Delaware Anti-Takeover Law

The DGCL and our certificate of incorporation and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board. These measures may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders. These provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over us. Such attempts could have the effect of increasing our expenses and disrupting our normal operations. We believe, however, that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because the negotiation of such proposals may improve their terms.

We are subject to the provisions of Section 203 of the DGCL regulating corporate takeovers. In general, these provisions prohibit a Delaware corporation from engaging in any business combination with any interested stockholder for a period of three years following the date that the stockholder became an interested stockholder, unless:

•	prior to such time, the board approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

•

upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced; or

•

on or after the date the business combination is approved by the board and authorized at a meeting of stockholders, by at least two-thirds of the outstanding voting stock that is not owned by the interested stockholder.

Section 203 defines “business combination” to include the following:

•	any merger or consolidation involving the corporation and the interested stockholder;

•

any sale, transfer, pledge or other disposition (in one transaction or a series of transactions) of 10% or more of either the aggregate market value of all the assets of the corporation or the aggregate market value of all the outstanding stock of the corporation involving the interested stockholder;

•	subject to certain exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder;

•	any transaction involving the corporation that has the effect of increasing the proportionate share of the stock of any class or series of the corporation owned by the interested stockholder; or

•	the receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.

In general, Section 203 defines an interested stockholder as any entity or person beneficially owning 15% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling or controlled by any of these entities or persons.

The statute could prohibit or delay mergers or other takeover or change in control attempts and, accordingly, may discourage attempts to acquire us.

Election of Directors

Our certificate of incorporation and bylaws provide that the affirmative vote of the holders of a majority of the votes cast by stockholders present in person or by proxy at an annual or special meeting of stockholders and entitled to vote thereat will be required to elect a director. Under our certificate of incorporation, our board may amend the bylaws to alter the vote required to elect directors.

Classified board of directors

Our board is divided into three classes of directors serving staggered three-year terms, with the term of office of only one of the three classes expiring each year. A classified board of directors may render a change in control of us or removal of our incumbent management more difficult. This provision could delay for up to two years the replacement of a majority of our board. We believe, however, that the longer time required to elect a majority of a classified board of directors helps to ensure the continuity and stability of our management and policies.

Number of Directors; Removal; Vacancies

Our certificate of incorporation provides that the number of directors will be set only by the board in accordance with our bylaws. Our bylaws provide that a majority of our entire board may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than four nor more than eight. Under the DGCL, unless the certificate of incorporation provides otherwise (which our certificate of incorporation does not), directors on a classified board of directors such as our board may be removed only for cause by a majority vote of our stockholders. Under our certificate of incorporation and bylaws, any vacancy on the board, including a vacancy resulting from an enlargement of the board, may be filled only by vote of a majority of the directors then in office. The limitations on the ability of our stockholders to remove directors and fill vacancies could make it more difficult for a third-party to acquire, or discourage a third-party from seeking to acquire, control of us.

Action by Stockholders

Under our certificate of incorporation stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting. This may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board and the proposal of business to be considered by stockholders may be made only (1) by or at the direction of the board, (2) pursuant to our notice of meeting or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. Nominations of persons for election to the board at a special meeting may be made only by or at the direction of the board, and provided that the board has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Stockholder Meetings

Our certificate of incorporation and bylaws provide that any action required or permitted to be taken by stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting. In addition, in lieu of such a meeting, any such action may be taken by the unanimous written consent of our stockholders. Our certificate of incorporation and bylaws also provide that, except as otherwise required by law, special meetings of the stockholders can only be called by the chairman of the board, the chief executive officer or the board. In addition, our bylaws establish an advance notice procedure for stockholder proposals to be brought before an annual meeting of stockholders, including proposed nominations of candidates for election to the board. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the board or by a stockholder of record on the record date for the meeting who is entitled to vote at the meeting and who has delivered timely written notice in proper form to the secretary of the stockholder’s intention to bring such business before the meeting. These provisions could have the effect of delaying until the next stockholder meeting certain stockholder actions that are favored by the holders of a majority of our outstanding voting securities.

Calling of Special Meetings of Stockholders

Our certificate of incorporation and bylaws provide that special meetings of stockholders may be called by our board, the chairman of the board and our chief executive officer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the DGCL or any provision of our certificate of incorporation or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

SHARES ELIGIBLE FOR FUTURE SALE

Upon completion of this offering and the Concurrent Private Placement,        shares of our common stock will be outstanding, based on the number of shares outstanding on        , 2012 and assuming no exercise of the underwriters’ option to purchase additional shares. Of these shares,        shares of our common stock sold in this offering will be freely tradable without restriction or limitation under the Securities Act, less that number of shares purchased by our affiliates. Any shares purchased in this offering by our affiliates, as well as the        shares expected to be owned by our officers and directors, our investment adviser and the managers of our investment adviser immediately prior to this offering, will be subject to the public information, manner of sale and volume limitations of Rule 144 under the Securities Act of 1933.

In general, under Rule 144 as currently in effect, if six months have elapsed since the date of acquisition of restricted securities from us or any of our affiliates, the holder of such restricted securities can sell such securities; provided that the number of securities sold by such person with any three month period cannot exceed the greater of:

•	1% of the total number of securities then outstanding, or

•	the average weekly trading volume of our securities during the four calendar weeks preceding the date on which notice of the sale is filed with the SEC.

Sales under Rule 144 also are subject to certain manners of sale provisions, notice requirements and the availability of current public information about us. No prediction can be made as to the effect, if any, that future sales of securities, or the availability of securities for future sales, will have on the market price prevailing from time to time. Sales of substantial amounts of our securities, or the perception that such sales could occur, may affect adversely prevailing market prices of our common stock. See “Risk Factors—Risks Relating to this Offering.”

Registration Rights

Immediately prior to this offering, we expect to sell        shares of common stock in the Concurrent Private Placement. Under a registration rights agreement signed at the time of such private placement, the holders of these shares will receive registration rights that will entitle them to make up to two demands on us to register their shares under the Securities Act. Holders of a majority of these shares may elect to exercise their registration rights at any time after the date on which these shares of common stock are released from the lock-up arrangement agreed as part of this offering. In addition, these stockholders have certain “piggy-back” registration rights that entitle them to include their shares in certain registration statements that we file subsequent to the closing date of this offering. We will bear the expenses incurred in connection with the filing of any such registration statements.

We will pay most of the costs associated with the registration of the shares of common stock sold by us in the Concurrent Private Placement pursuant to such registration rights agreement. If we do register any of these shares, such registration may depress the market price of our common stock.

Lock-Up Agreements

During the period from the date of this prospectus continuing through the date 180 days after the date of this prospectus, we, our investment adviser, our administrator, our officers and directors, existing unitholders and investors in the Concurrent Private Placement have agreed with the representatives of the underwriters, subject to certain exceptions, not to:

•

offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of any shares of our common stock or any securities convertible into or exercisable or exchangeable for common stock, whether now owned or hereafter acquired or exercise any right with respect to the registration of any such security, or file or cause to be filed any registration statement in connection therewith, under the Securities Act, or

•

enter into any swap or other agreement, arrangement or transaction that transfers to another, in whole or in part, directly or indirectly, any of the economic consequences of ownership of any common stock or any securities convertible into or exercisable or exchangeable for any common stock.

REGULATION

We intend to file an election to be treated as a business development company under the 1940 Act and to elect to be treated as a RIC under Subchapter M of the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors of a business development company be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.

Our board of directors may decide to issue common stock to finance our operations rather than issuing debt or other senior securities. As a business development company, we are not generally able to issue and sell our common stock at a price below current net asset value per share. We may, however, issue or sell our common stock, at a price below the current net asset value of the common stock, or sell warrants, options or rights to acquire such common stock, at a price below the current net asset value of the common stock if our board of directors determines that such sale is in the best interests of us and our stockholders, and if our stockholders approve such sale within the preceding 12 months. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount).

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate fluctuations to the extent that we are permitted to engage in such hedging transactions without registering with the CFTC as a commodity pool operator. However, we may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investments. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of these policies is fundamental and may be changed without stockholder approval.

Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

(1)	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

(a)	is organized under the laws of, and has its principal place of business in, the United States;

(b)	is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c)	satisfies any of the following:

•

does not have any class of securities listed on a national securities exchange or has any class of securities listed on a national securities exchange subject to a $250 million market capitalization maximum; or

•

is controlled by a business development company or a group of companies including a business development company, the business development company actually exercises a controlling influence over the management or policies of the eligible portfolio company, and, as a result, the business development company has an affiliated person who is a director of the eligible portfolio company.

(2)	Securities of any eligible portfolio company which we control.

(3)	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4)	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5)	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6)	Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

The regulations defining and interpreting qualifying assets may change over time. We expect to adjust our investment focus as needed to comply with and/or take advantage of any regulatory, legislative, administrative or judicial actions in this area.

Managerial Assistance to Portfolio Companies

In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the business development company must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance. However, where a business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of qualifying assets, as described above, our investments may consist of cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to qualify as a RIC for U.S. federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors—Risks Relating to our Business and Structure—Regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional debt or equity capital.”

Code of Ethics

We and WhiteHorse Advisers have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. You may read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, each code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part and is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of each code of ethics, after paying a duplicating fee, by electronic request at the following Email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to our investment adviser. The Proxy Voting Policies and Procedures of our investment adviser are described below. The guidelines are reviewed periodically by our investment adviser and our non-interested directors and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we,” “our” and “us” refers to our investment adviser.

Introduction

As an investment adviser registered under the Advisers Act, we have a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

We vote proxies relating to our clients’ portfolio securities in what we perceive to be the best interest of our clients’ shareholders. We review on a case-by-case basis each proposal submitted to a shareholder vote to determine its impact on the portfolio securities held by our clients. In most cases, we will vote in favor of proposals that we believe are likely to increase the value of our clients’ portfolio securities. Although we will generally vote against proposals that may have a negative impact on our clients’ portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.

Our proxy voting decisions are made by the senior officers who are responsible for monitoring each of our clients’ investments. To ensure that our vote is not the product of a conflict of interest, we require that: (1) anyone involved in the decision making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties. Where conflicts of interest may be present, we will disclose such conflicts, including to us, and may request guidance on how to vote such proxies.

Proxy Voting Records

You may obtain information without charge about how we voted proxies by making a written request for proxy voting information to: Investor Relations, 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131, or by calling us collect at (305) 379-2322.

Privacy Principles

We are committed to maintaining the privacy of our stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

We restrict access to non-public personal information about our stockholders to employees of our investment adviser and its affiliates with a legitimate business need for the information. We will maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

Other

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board who are not interested persons and, in some cases, prior approval by the SEC. The SEC has interpreted the prohibition on transactions by business development companies with affiliates to prohibit “joint” transactions among entities that share a common investment adviser. The staff of the SEC has granted no-action relief permitting purchases of a single class of privately placed securities, provided that the adviser negotiates no term other than price and certain other conditions are met. Except in certain limited circumstances, we will be unable to invest in any issuer in which another account sponsored or managed by our investment adviser has previously invested.

We will be periodically examined by the SEC for compliance with the 1940 Act.

Under the 1940 Act, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We and WhiteHorse Advisers will each be required to adopt and implement written policies and procedures reasonably designed to prevent violation of the U.S. federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and designate a chief compliance officer to be responsible for administering the policies and procedures.

We are not generally able to issue and sell our common stock at a price below current net asset value per share. We may, however, issue and sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value per share of our common stock if our board determines that such sale is in the best interests of us and our stockholders, and if our stockholders approve such sale within the preceding 12 months. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our board, closely approximates the market value of such securities (less any distributing commission or discount).

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act, imposes a wide variety of regulatory requirements on publicly held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 13a-14 of the Exchange Act, our Chief Executive Officer and Chief Financial Officer must certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 of Regulation S-K under the Securities Act, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•

pursuant to Rule 13a-15 of the Exchange Act, our management must prepare an annual report regarding its assessment of our internal control over financial reporting. This report must be audited by our independent registered public accounting firm beginning with the earlier of our fiscal year ending December 31, 2017 and the year in which our revenues first exceed $1.0 billion; and

•

pursuant to Item 308 of Regulation S-K under the Securities Act and Rule 13a-15 of the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated under it. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance with that act.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our board, our investment adviser will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our investment adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for WhiteHorse Finance, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our investment adviser generally will seek reasonably competitive trade execution costs, WhiteHorse Finance will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our investment adviser may select a broker based partly upon brokerage or research services provided to our investment adviser and WhiteHorse Finance and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

TAX MATTERS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares of common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought, and will not seek, any ruling from the Internal Revenue Service, or the IRS, regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” is a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•

a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•

a trust, if either a U.S. court can exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust was in existence on August 20, 1996, was treated as a U.S. person prior to that date and has made a valid election to be treated as a U.S. person.

A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective investor that is a partner in a partnership that will hold shares of our common stock should consult its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares of common stock will depend on the facts of his, her or its particular situation. We urge investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to Be Taxed as a RIC

As a business development company, we intend to elect to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we timely distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a RIC

If we:

•	qualify as a RIC; and

•	satisfy the Annual Distribution Requirement;

then we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain, defined as net long-term capital gains in excess of net short-term capital losses, we distribute to stockholders. We will be subject to U.S. federal income tax at regular corporate rates on any net income or net capital gain not distributed to our stockholders.

We will be subject to a 4% nondeductible federal excise tax on our undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98.2% of our capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding year (the “Excise Tax Avoidance Requirement”). For this purpose, however, any ordinary income or capital gain net income retained by us that is subject to corporate income tax will be considered to have been distributed. We currently intend to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•	qualify to be treated as a business development company under the 1940 Act at all times during each taxable year;

•

derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities, and net income derived from interests in “qualified publicly traded partnerships” (partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends and other permitted RIC income) (the “90% Income Test”);

•	diversify our holdings so that at the end of each quarter of the taxable year;

•

at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

•

no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (the “Diversification Tests”).

We may invest in partnerships, including qualified publicly traded partnerships, which may result in our being subject to state, local or foreign income, franchise or withholding liabilities.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, with increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (3) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (4) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (5) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (6) cause us to recognize income or gain without a corresponding receipt of cash, (7) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (8) adversely alter the characterization of certain complex financial transactions and (9) produce income that will not be qualifying income for purposes of the 90% Income Test. We intend to monitor our transactions and may make certain tax elections to mitigate the effect of these provisions and prevent our disqualification as a RIC.

Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our qualification as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

Some of the income and fees that we may recognize will not satisfy the 90% Income Test. In order to ensure that such income and fees do not disqualify us as a RIC for a failure to satisfy the 90% Income Test, we may be required to recognize such income and fees indirectly through one or more entities treated as corporations for U.S. federal income tax purposes. Such corporations will be required to pay U.S. corporate income tax on their earnings, which ultimately will reduce our return on such income and fees.

Failure to Qualify as a RIC

If we were unable to qualify for treatment as a RIC, and if certain cure provisions below are not available, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions, including distributions of net long-term capital gain, would generally be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate stockholders would be eligible to claim a dividends received deduction with respect to such dividends, and for tax years beginning before 2013, non-corporate stockholders would generally be able to treat such dividends as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. To the extent that we pay our required distributions and such distributions are in excess of our current and accumulated earnings and profits, such excess distributions will be treated first as a return of capital to the extent of a stockholder’s tax basis in his or her shares and then as capital gain. Reducing a stockholder’s tax basis will have the effect of increasing his or her gain (or reducing loss) on a subsequent sale of shares. If we fail to qualify as a RIC for a period greater than two taxable years, to qualify as a RIC in a subsequent year we may be subject to regular corporate tax on any net built-in gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next ten years.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or long-term capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus net short-term capital gains in excess of net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares of our common stock. For the tax years beginning on or before December 31, 2012, to the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations and, if certain holding period requirements are met, such distributions generally will be treated as qualified dividend income and eligible for a maximum U.S. federal tax rate of 15%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 15% maximum U.S. federal tax rate.

Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains (currently at a maximum U.S. federal tax rate of 15% through 2012) in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock.

Any distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

Stockholders receiving dividends or distributions in the form of additional shares of our common stock purchased in the market should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the stockholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Stockholders receiving dividends in newly issued shares of our common stock will be treated as receiving a distribution equal to the value of the shares received and should have a cost basis of such amount.

Although we currently intend to distribute any net long-term capital gains at least annually, we may in the future decide to retain some or all of our net long-term capital gains but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include their share of the deemed distribution in income as if it had been distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal their allocable share of the tax paid on the deemed distribution by us. The amount of the deemed distribution net of such tax would be added to the U.S. stockholder’s tax basis for their common stock.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares of our common stock will include the value of the distribution and the investor will be subject to tax on the distribution, even though it represents a return of such investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of its shares of our common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held such shares of common stock for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the common stock acquired will be increased to reflect the disallowed loss.

In general, individual U.S. stockholders currently (through 2012) are subject to a maximum U.S. federal income tax rate of 15% on their net capital gain, i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our shares of common stock. Such rate is lower than the maximum federal income tax rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., net capital losses in excess of net capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation. Dividends distributed by us generally will not be eligible for the dividends-received deduction or the lower tax rates applicable to certain qualified dividends.

We may be required to withhold U.S. federal income tax (“backup withholding”), currently at a rate of 28%, from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s U.S. federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

If a U.S. stockholder recognizes a loss with respect to shares of our common stock of $2 million or more for an individual stockholder, or $10 million or more for a corporate stockholder, the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, stockholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. stockholders should consult their tax advisors to determine the applicability of these regulations in light of their specific circumstances.

For taxable years beginning after December 31, 2012, a 3.8% tax on the “net investment income” of certain individuals, and on the undistributed “net investment income” of certain estates and trusts, will be imposed. Among other items, net investment income generally includes gross income from interest, dividends and net gains from certain property sales, less certain deductions. U.S. stockholders are urged to consult with their tax advisors regarding the possible implications of this legislation in their particular circumstances.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares of our common stock is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares of our common stock by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisors before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income, net short-term capital gain or foreign-source dividend and interest income, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits, unless the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, attributable to a permanent establishment in the United States, in which case the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. In that case, we will not be required to withhold U.S. federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

For taxable years beginning prior to December 31, 2011, U.S. source withholding taxes were not imposed on dividends paid by RICs to the extent the dividends were designated as “interest-related dividends” or “short-term capital gain dividends.” Under this exemption, interest-related dividends and short-term capital gain dividends generally represented distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfied certain other requirements. The exemption applied to dividends with respect to taxable years of RICs beginning on or before December 31, 2011. No assurance can be given as to whether this exemption will be extended for tax years beginning after December 31, 2011 or whether any of our distributions will be designated as eligible for this exemption from withholding tax.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States or, in the case of an individual Non-U.S. stockholder, the stockholder is present in the United States for 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met. For a corporate Non-U.S. stockholder, distributions and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Effective January 1, 2014, we will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2015) redemption proceeds made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to us to enable us to determine whether withholding is required.

An investment in shares by a non-U.S. person may also be subject to U.S. federal estate tax. Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax, U.S. federal estate tax, withholding tax, and state, local and foreign tax consequences of acquiring, owning or disposing of our common stock.

UNDERWRITING

Deutsche Bank Securities Inc., J.P. Morgan Securities, Citigroup Global Markets Inc. and Barclays Capital Inc. are acting as representatives of each of the underwriters named below and joint book-running managers for this offering. Subject to the terms and conditions set forth in a purchase agreement among us, our investment adviser and the underwriters, we have agreed to sell to the underwriters, and each of the underwriters has agreed, severally and not jointly, to purchase from us, the number of shares of common stock set forth opposite its name below.

Underwriter	Number of Shares
Deutsche Bank Securities Inc.
J.P. Morgan Securities LLC
Citigroup Global Markets Inc.
Barclays Capital Inc.

Total

Subject to the terms and conditions set forth in the purchase agreement, the underwriters have agreed, severally and not jointly, to purchase all of the shares sold under the purchase agreement if any of these shares are purchased. If an underwriter defaults, the purchase agreement provides that the purchase commitments of the nondefaulting underwriters may be increased or the purchase agreement may be terminated.

We and our investment adviser have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make in respect of those liabilities.

The underwriters are offering the shares, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by their counsel, including the validity of the shares, and other conditions contained in the purchase agreement, such as the receipt by the underwriters of officers’ certificates and legal opinions. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

Commissions and Discounts

The representatives have advised us that the underwriters propose initially to offer the underwritten shares to the public at the public offering price set forth on the cover page of this prospectus and to dealers at that price less a concession not in excess of $    per share. The underwriters may allow, and the dealers may reallow, a discount not in excess of $    per share to other dealers. After the initial offering, the public offering price, concession or any other term of the offering may be changed.

The following table shows the public offering price, underwriting discount and proceeds before expenses to us. The information assumes either no exercise or full exercise by the underwriters of their option to purchase additional shares.

	Per Share	Without Option	With Option
Public offering price
Underwriting discount and commissions(1)
Proceeds, before expenses, to WhiteHorse Finance.

(1)	Our investment advisor has agreed to pay $[ ] million of the underwriting discount and commission in connection with this offering.

The expenses of the offering, not including the underwriting discount, are estimated at approximately $                     and are payable by us.

Option to purchase additional shares

We have granted an option to the underwriters, exercisable for 30 days from the date of this prospectus solely to purchase up to         additional shares at the public offering price, less the underwriting discount. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional shares proportionate to that underwriter’s initial amount reflected in the above table.

No Sales of Similar Securities

We, our executive officers and directors and all of our security holders holding approximately [    ]% of our common stock outstanding have agreed not to sell or transfer any common stock or securities convertible into, exchangeable for, exercisable for, or repayable with common stock, for 180 days after the date of this prospectus without first obtaining the written consent of     . Currently, there are no securities convertible into, exchangeable for, exercisable for, or repayable with common stock outstanding, and no such securities are anticipated to be assumed by us during the 180-day period after the date of this prospectus. Specifically, we and these other persons have agreed, with certain limited exceptions, not to directly or indirectly:

•	offer, pledge, sell or contract to sell any common stock,

•	sell any option or contract to purchase any common stock,

•	purchase any option or contract to sell any common stock,

•	grant any option, right or warrant for the sale of any common stock,

•	lend or otherwise dispose of or transfer any common stock,

•	request or demand that we file a registration statement related to the common stock, or

•

enter into any swap or other agreement that transfers, in whole or in part, the economic consequence of ownership of any common stock, whether any such swap or transaction is to be settled by delivery of shares or other securities, in cash or otherwise.

This lock-up provision applies to common stock and to securities convertible into or exchangeable or exercisable for or repayable with common stock. It also applies to common stock owned now or acquired later by the directors, officers and affiliates executing the agreement or for which the directors, officers and affiliates executing the agreement later acquires the power of disposition.

NASDAQ Global Market Listing

We expect the shares to be approved for listing on The NASDAQ Global Market, subject to notice of issuance, under the symbol “WHF.”

Determination of the Initial Public Offering Price

Before this offering, there has been no public market for our common stock. The initial public offering price will be determined through negotiations between us and the representatives of the underwriters. In addition to prevailing market conditions, the factors to be considered in determining the initial public offering price are:

•	the information included in this prospectus and otherwise available to the representatives,

•	the valuation multiples of publicly traded companies that the representatives believe to be comparable to us,

•	our financial information,

•	the history of, and the prospects for, our company and the industry in which we compete,

•	an assessment of our management, its past and present operations, and the prospects for, and timing of, our future revenues,

•	the present state of our development,

•	the general condition of the securities markets at the time of the offering,

•	the above factors in relation to market values and various valuation measures of other companies engaged in activities similar to ours, and

•	other factors deemed relevant by us and the representatives.

An active trading market for the shares may not develop. It is also possible that after the offering the shares will not trade in the public market at or above the initial public offering price.

The underwriters do not expect to sell more than 5% of the shares in the aggregate to accounts over which they exercise discretionary authority.

Price Stabilization, Short Positions and Penalty Bids

Until the distribution of the shares is completed, SEC rules may limit underwriters and selling group members from bidding for and purchasing our common stock. However, the underwriters may engage in transactions that stabilize the price of the common stock, such as bids or purchases to peg, fix or maintain that price.

In connection with the offering, the underwriters may purchase and sell our common stock in the open market. These transactions may include short sales, purchases on the open market to cover positions created by short sales and stabilizing transactions. Short sales involve the sale by the underwriters of a greater number of shares than they are required to purchase in the offering. “Covered” short sales are sales made in an amount not greater than the underwriters’ option to purchase additional shares described above. The underwriters may close out any covered short position by either exercising their option to purchase additional shares or purchasing shares in the open market. In determining the source of shares to close out the covered short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the option to purchase additional shares. “Naked” short sales are sales in excess of the to purchase additional shares option. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of our common stock in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of various bids for or purchases of shares of common stock made by the underwriters in the open market prior to the completion of the offering.

The underwriters may also impose a penalty bid. This occurs when a particular underwriter repays to the underwriters a portion of the underwriting discount received by it because the representatives have repurchased shares sold by or for the account of such underwriter in stabilizing or short covering transactions.

Similar to other purchase transactions, the underwriters’ purchases to cover the syndicate short sales may have the effect of raising or maintaining the market price of our common stock or preventing or retarding a decline in the market price of our common stock. As a result, the price of our common stock may be higher than the price that might otherwise exist in the open market.

Neither we nor any of the underwriters make any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of our common stock. In addition, neither we nor any of the underwriters make any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

Electronic Offer, Sale and Distribution of Shares

In connection with the offering, certain of the underwriters or securities dealers may distribute prospectuses by electronic means, such as e-mail. In addition, Deutsche Bank Securities Inc., J.P. Morgan Securities, Citigroup Global Markets Inc. and Barclays Capital Inc. may facilitate Internet distribution for this offering to certain of its Internet subscription customers. Deutsche Bank Securities Inc., J.P. Morgan Securities, Citigroup Global Markets Inc. and Barclays Capital Inc. may allocate a limited number of shares for sale to its online brokerage customers. An electronic prospectus is available on the Internet web sites maintained by Deutsche Bank Securities Inc., J.P. Morgan Securities, Citigroup Global Markets Inc. and Barclays Capital Inc. Other than the prospectus in electronic format, the information on the Deutsche Bank Securities Inc., J.P. Morgan Securities, Citigroup Global Markets Inc. and Barclays Capital Inc. web sites are not part of this prospectus.

Other Relationships

Some of the underwriters and their affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with us, our affiliates or our portfolio companies. They have received, or may in the future receive, customary fees and commissions for these transactions. For example, we expect that affiliates of certain of the underwriters may participate as lenders under the Unsecured Term Loan and would be entitled to receive customary fees in such capacity. For more information, see “Financial Condition, Liquidity and Capital Resources—Credit Facility.”

In addition, in the ordinary course of their business activities, the underwriters and their affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers. Such investments and securities activities may involve securities and/or instruments of ours or our affiliates. The underwriters and their affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or financial instruments and may hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

Notice to Prospective Investors in the European Economic Area

This document is not a prospectus for the purposes of the Prospectus Directive.

In relation to each Member State of the European Economic Area, or the EEA, which has implemented the Prospectus Directive (each, a “Relevant Member State”), an offer to the public of any shares which are the subject of the offering contemplated by this prospectus may not be made in that Relevant Member State, except that an offer to the public in that Relevant Member State of any shares may be made at any time under the following exemptions under the Prospectus Directive, if they have been implemented in that Relevant Member State:

(a)	to any legal entity which is a qualified investor as defined in the Prospectus Directive and

(b)	to fewer than 100 or, if the Relevant Member State has implemented the relevant provisions of the 2010 PD Amending Directive, 150, natural or legal persons (other than “qualified investors” as defined in the Prospectus Directive) as permitted under the Prospectus Directive subject to obtaining the prior consent of the representatives for any such offer; or

(c)	in any other circumstances falling within Article 3(2) of the Prospectus Directive;

Provided, that no such offer of shares will result in a requirement for the publication by us or any representative of a prospectus pursuant to Article 3 of the Prospectus Directive.

Any person making or intending to make any offer of shares within the EEA should only do so in circumstances in which no obligation arises for us or any of the underwriters to produce a prospectus for such offer. Neither we nor the underwriters have authorized, nor do they authorize, the making of any offer of shares through any financial intermediary, other than offers made by the underwriters which constitute the final offering of shares contemplated in this prospectus.

For the purposes of this provision, and your representation below, the expression an “offer to the public” in relation to any shares in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and any shares to be offered so as to enable an investor to decide to purchase any shares, as the same may be varied in that Relevant Member State by any measure implementing the Prospectus Directive in that Relevant Member State and the expression “Prospectus Directive” means Directive 2003/71/EC (and amendments thereto, including the 2010 PD Amending Directive to the extent implemented in the Relevant Member State) and includes any relevant implementing measure in each Relevant Member State and the expression “2010 PD Amending Directive” means Directive 2010/73/EU.

Each person in a Relevant Member State who receives any communication in respect of, or who acquires any shares under, the offer of shares contemplated by this prospectus will be deemed to have represented, warranted and agreed to and with us and each underwriter that:

(a)	it is a “qualified investor” within the meaning of the law in that Relevant Member State implementing Article 2(1)(e) of the Prospectus Directive; and

(b)	in the case of any shares acquired by it as a financial intermediary, as that term is used in Article 3(2) of the Prospectus Directive, (i) the shares acquired by it in the offering have not been acquired on behalf of, nor have they been acquired with a view to their offer or resale to, persons in any Relevant Member State other than “qualified investors” (as defined in the Prospectus Directive), or in circumstances in which the prior consent of the representatives has been given to the offer or resale; or (ii) where shares have been acquired by it on behalf of persons in any Relevant Member State other than qualified investors, the offer of those shares to it is not treated under the Prospectus Directive as having been made to such persons.

Notice to Prospective Investors in the United Kingdom

In addition, in the United Kingdom, this document is being distributed only to, and is directed only at, and any offer subsequently made may only be directed at, persons who are “qualified investors” within the meaning of Article 2(l)(e) of the Prospectus Directive below that are also (i) investment professionals falling within Article 19 (5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Order”) or (ii) high net worth entities falling within Article 49(2)(a) to (d) of the Order and (iii) any other person to whom it may lawfully be communicated pursuant to the Order (all such persons together being referred to as “relevant persons”). This document must not be acted on or relied on in the United Kingdom by persons who are not relevant persons. The shares are only available to, and investment activity will only be engaged in with, relevant persons.

Notice to Prospective Investors in Switzerland

The shares of common stock may not be publicly offered in Switzerland and will not be listed on the SIX Swiss Exchange (“SIX”) or on any other stock exchange or regulated trading facility in Switzerland. This document has been prepared without regard to the disclosure standards for issuance prospectuses under art. 652a or art. 1156 of the Swiss Code of Obligations or the disclosure standards for listing prospectuses under art. 27 ff. of the SIX Listing Rules or the listing rules of any other stock exchange or regulated trading facility in Switzerland. Neither this document nor any other offering or marketing material relating to the shares of common stock or the offering may be publicly distributed or otherwise made publicly available in Switzerland.

Neither this document nor any other offering or marketing material relating to the offering, the Holding Company, the shares have been or will be filed with or approved by any Swiss regulatory authority. In particular, this document will not be filed with, and the offer of shares will not be supervised by, the Swiss Financial Market Supervisory Authority FINMA (“FINMA”), and the offer of shares has not been and will not be authorized under the Swiss Federal Act on Collective Investment Schemes (“CISA”). The investor protection afforded to acquirers of interests in collective investment schemes under the CISA does not extend to acquirers of shares.

Notice to Prospective Investors in the Dubai International Financial Centre

This prospectus relates to an Exempt Offer in accordance with the Offered Securities Rules of the Dubai Financial Services Authority (“DFSA”). This prospectus is intended for distribution only to persons of a type specified in the Offered Securities Rules of the DFSA. It must not be delivered to, or relied on by, any other person. The DFSA has no responsibility for reviewing or verifying any documents in connection with Exempt Offers. The DFSA has not approved this prospectus nor taken steps to verify the information set forth herein and has no responsibility for the prospectus. The shares to which this prospectus relates may be illiquid and/or subject to restrictions on their resale. Prospective purchasers of the shares offered should conduct their own due diligence on the shares. If you do not understand the contents of this prospectus you should consult an authorized financial advisor.

Principal Business Address

The principal business address of Deutsche Bank Securities Inc. is 60 Wall Street, New York, New York 10005. The principal business address of J.P. Morgan Securities LLC is 383 Madison Avenue, New York, New York 10179. The principal business address for Citigroup Global Markets Inc. is 388 Greenwich Street, New York, New York 10013. The principal business address for Barclays Capital Inc. is 745 Seventh Avenue, New York, New York 10013.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by The Bank of New York Mellon. The address of the custodian is: One Wall Street, New York, New York 10286. American Stock Transfer & Trust Company, LLC will act as our transfer agent, distribution paying agent and registrar. The principal business address of American Stock Transfer & Trust Company, LLC is P.O. Box 922, Wall Street Station, New York, New York 10269, telephone number: (800) 937-5449.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for WhiteHorse Finance by Dechert LLP, Washington, D.C. Dechert LLP also represents WhiteHorse Advisers. Certain legal matters in connection with the offering will be passed upon for the underwriters by Sidley Austin LLP, New York, New York.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Crowe Horwath LLP, our independent registered public accounting firm, located at 488 Madison Avenue, Floor 3, New York, New York 10022, has audited our financial statement as of January 1, 2012 and our consolidated schedule of investments as of September 30, 2012, as set forth in their reports. We have included our January 1, 2012 financial statements and September 30, 2012 consolidated schedule of investments in this prospectus and elsewhere in the registration statement in reliance on Crowe Horwath LLP’s reports, given on their authority as experts in accounting and auditing.

ADDITIONAL INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act of 1933, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

Upon completion of this offering, we will file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. We maintain a website at www.whitehorsefinance.com and intend to make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. In the interim, you may obtain such information by contacting us, in writing at: 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131, Attention: Investor Relations, or by telephone at (305) 379-2322. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet site at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

INDEX TO FINANCIAL STATEMENTS

WHITEHORSE FINANCE, LLC

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Members of

WhiteHorse Finance, LLC

We have audited the accompanying consolidated schedule of investments of WhiteHorse Finance, LLC (the “Company”) as of September 30, 2012. This schedule of investments is the responsibility of the management of the Company. Our responsibility is to express an opinion on this schedule of investments based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the schedule of investments is free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the schedule of investments. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the schedule of investments. Our procedures included confirmation of investments as of September 30, 2012 by correspondence with custodian, loan agent or borrower; where replies were not received, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

The accompanying consolidated schedule of investments was prepared using the basis of presentation described in Note 2 and is not intended to be a complete presentation of the Company’s assets and liabilities.

In our opinion, the consolidated schedule of investments referred to above presents fairly, in all material respects, the investments of the Company as of September 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

As explained in Note 3 to the consolidated schedule of investments, the accompanying schedule of investments includes investments valued at $288.9 million, whose fair values have been estimated by the Company in the absence of readily determinable fair values. Such estimates are based on financial and other information provided by management of its portfolio companies, pertinent market and industry data, as well as input from independent valuation firms. These investments are valued in accordance with FASB ASC 820, Fair Value Measurements and Disclosures, which requires the Company to assume that the portfolio investments are sold in a principal market to market participants. The Company has considered its principal market as the market in which the Company exits its portfolio investments with the greatest volume and level of activity. ASC 820 specifies a hierarchy of valuation techniques based on whether the inputs to these valuation techniques are observable or unobservable. All investments held at September 30, 2012, are valued based on unobservable inputs. Because such valuations, and particularly valuations of private investments and private companies, are inherently uncertain, they may fluctuate significantly over short periods of time. These determinations of fair value could differ materially from the values that would have been utilized had a ready market for these investments existed.

/s/ Crowe Horwath LLP

Crowe Horwath LLP

New York, New York

November 7, 2012

WHITEHORSE FINANCE, LLC

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2012

(Dollar amounts in thousands)

Investment Type	Spread Above Index (1)	Interest Rate (2)	Maturity Date	Principal Amount	Amortized Cost	Fair Value	Fair Value As A Percentage Of Total Investments
North America
Insurance
Pre-Paid Legal Services, Inc.
Senior Secured Term Loan A	L+6.00%	7.50%	12/31/16	$1,525	$1,446	$1,511	0.52%
	(1.50% Floor)
Senior Secured Term Loan B	L+9.50%	11.00	12/31/16	7,929	8,017	7,969	2.76
	(1.50% Floor)
Building and Development
TCO Funding Corp.
Senior Secured Term Loan	L+7.5%	9.50	4/27/14	24,215	23,835	24,288	8.41
	(2.00% Floor)
Business Equipment and Services
Jackson Hewitt Tax Service, Inc.
Senior Secured	L+8.00%	10.00(3)	8/1/16	41,718	37,805	40,717	14.09
	(2.00% Floor)
Leisure Goods
AGS, LLC
Senior Secured Term Loan	L+10.00%	11.5%	8/15/16	17,309	16,629	16,617	5.75
	(1.5% Floor)
Initial Delayed Draw	L+10.00%	N/A (4)	8/15/16	—	—	—	—
	(1.5% Floor)
Secondary Delayed Draw	L+10.00%	N/A (4)	8/15/16	—	—	—	—
	(1.5% Floor)
Drugs
Acella Pharmaceuticals, LLC
Senior Secured Term Loan	L+11.00%	15.00%	12/30/15	62,047	62,047	62,047	21.48
	(1.0% Floor)	(3.0% PIK)
Retailers
St. John Knits International, Inc.
Senior Secured Term Loan	N/A (5)	13.00	3/3/15	9,012	9,006	9,048	3.14
Healthcare
Genoa Healthcare, LLC
Senior Secured Term Loan	L+9.50%	14.00	2/10/15	26,957	26,957	26,957	9.33
	(3.00% Floor)	(1.5% PIK)
Metropolitan Health Networks, Inc.
Senior Secured	L+11.75%	13.50	10/4/17	8,861	8,398	8,931	3.09
	(1.75% Floor)
Chemicals and Plastics
Hilex Poly Co., LLC
Senior Secured Term Loan	L+9.25%	11.25	11/19/15	33,395	32,590	34,363	11.89
	(2.00% Floor)
Financial Intermediaries
FCC Holdings, LLC
Senior Unsecured Note	N/A (5)	14.00	12/15/15	15,879	13,874	13,100	4.53
		(1.0% PIK)(6)
Equipment Leasing
GMT Holdings 1, Ltd. & GMT Holdings 12, Ltd.
Senior Secured Term Loan(7)	N/A (5)	25.00	6/30/13	43,146	42,930	43,361	15.01

Total Investments				$291,993	$283,534	$288,909	100.00%

(1)	The investments bear interest at a rate that may be determined by reference to LIBOR “L” or Prime “P” and which resets daily, quarterly or semiannually.
(2)	The interest rate is the “all-in-rate” including current index and spread, the fixed rate, and the paid in kind (PIK) interest rate.
(3)	The applicable margin for Jackson Hewitt is 7.00% if consolidated EBITDA is more than $50 million.
(4)	The entire commitment was unfunded at September 30, 2012. The Company earns a commitment fee of 5.00% on the unfunded amount.
(5)	Interest rate is fixed and accordingly the spread above the index is not applicable.
(6)	The PIK rate may vary from 0.0% to 2.0% based on a quarterly tangible net worth test.
(7)	WhiteHorse Finance, LLC’s investments in GMT Holdings 1, Ltd. & GMT Holdings 12, Ltd. are held through its subsidiary Bayside Financing S.A.R.L.

See accompanying notes to consolidated schedule of investments.

WHITEHORSE FINANCE, LLC

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2012

(Dollar amounts in thousands)

NOTE 1—ORGANIZATION

The consolidated schedule of investments includes investments held by WhiteHorse Finance, LLC, its wholly owned subsidiary, WhiteHorse Finance Warehouse, LLC, and its subsidiary Bayside Financing S.A.R.L., together referred to as “the Company.” Investments held by WhiteHorse Finance Warehouse, LLC had a fair value of $198,084 as of September 30, 2012 and are pledged as collateral for a $150,000 credit facility entered into by the Company on September 27, 2012.

WhiteHorse Finance, LLC was organized as a limited liability company under the laws of Delaware on December 28, 2011, and commenced operations effective January 1, 2012 (“Inception Date”). The Company is a newly organized closed-end management investment company that intends to elect to be regulated as a business development company under the Investment Company Act of 1940, as amended, prior to its initial public offering (“IPO”). In addition, for tax purposes, the Company intends to elect to be treated as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. The Company intends to raise common equity in its IPO. In connection with the IPO, the Company will convert, in accordance with Delaware Law, to a Delaware corporation and be named WhiteHorse Finance, Inc. (“the Corporation”).

On September 30, 2012, H.I.G. Bayside Debt & LBO Fund II, L.P. (“Bayside II”) and H.I.G. Bayside Loan Opportunity Fund II, L.P. (“Loan Fund II” and, collectively, the “Members”) owned 55.1% and 44.9% of the Company, respectively.

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation:    The accompanying consolidated schedule of investments has been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Intercompany transactions and balances are eliminated in consolidation. The accompanying consolidated schedule of investments is not intended to be a complete presentation of the Company’s assets and liabilities.

Use of Estimates:    The preparation of the consolidated schedule of investments in conformity with GAAP requires management to make estimates and assumptions that affect the amounts disclosed in the consolidated schedule of investments. Actual results could differ from those estimates. The fair value of investments is particularly subject to change.

Investments:    The Company records investment transactions on a trade date basis, which is the date when it has determined that all material terms have been defined for the transactions. These transactions may settle on a subsequent date depending on the transaction type. Any original issue discounts, as well as any other purchase discounts or premiums on debt investments, are included in the cost basis of the investments and accreted or amortized to interest income over the maturity periods of the investments.

Valuation of Investments:    Valuation analyses of the Company’s investments are performed on a quarterly basis pursuant to the Financial Accounting Standards Board’s Accounting Standards Codification (“ASC”) 820, Fair Value Measurements. ASC 820 defines fair value, establishes a framework for measuring fair value in accordance with U.S. GAAP and

WHITEHORSE FINANCE, LLC

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2012

(Dollar amounts in thousands)

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

expands disclosure of fair value measurements. Pursuant to ASC 820, the valuation standard used to measure the value of each investment is fair value defined as, “the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date”. Investments are recorded at their fair value at each quarter end (the measurement date).

Fair Value Investment Hierarchy:    Accounting standards establish a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair value:

Level 1:    Quoted prices (unadjusted) for identical assets or liabilities in active public markets that the entity has the ability to access as of the measurement date.

Level 2:    Significant other observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

Level 3:    Significant unobservable inputs that reflect a reporting entity’s own assumptions about what market participants would use in pricing an asset or liability.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, a financial instrument’s categorization within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the financial instrument.

Valuation Process:    Investments are measured at fair value as determined in good faith by our investment adviser’s investment committee (“ Investment Valuation Committee”), based on, among other factors, consistently applied valuation procedures on each measurement date. The Investment Valuation Committee of the Investment Adviser undertakes a multi-step valuation process at each measurement date.

•	Our valuation process begins with each investment valued by the investment professionals responsible for the investment in conjunction with the finance team.

•	The valuation methods selected for a particular investment are based on the circumstances and on the level of data available to measure fair value.

•	Preliminary valuation recommendations are presented to the Investment Valuation Committee for consideration.

•	The Investment Valuation Committee discusses the recommendations and may review the valuation support, if necessary.

•	The Investment Valuation Committee will ultimately determine the fair value of each investment at quarter end.

WHITEHORSE FINANCE, LLC

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2012

(Dollar amounts in thousands)

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

The Company will engage an independent external valuation firm to review all material investments, at least once a year. This external review will be used as a key input by the investment committee to provide positive assurance in comparison with the Company’s internal valuation of each investment over the year.

The board of directors undertakes a multi-step valuation process at each measurement date.

•	Our valuation process begins with each investment valued by the investment professionals responsible for the investment in conjunction with the finance team.

•	The valuation methods selected for a particular investment are based on the circumstances and on the level of data available to measure fair value.

•	Preliminary valuation recommendations are presented to the investment committee for consideration.

•

The investment committee discusses the recommended fair value for each investment and may review the internal valuation support and external valuations for assurance, if necessary. A summary of their findings will be presented to the audit committee of the board of directors for review and approval.

•	The audit committee approves and recommends the fair value of the Company’s investments to the board of directors.

•	The board of directors will ultimately determine the fair value of each investment at each quarter end.

Valuation Methodology:    The following section describes the valuation methods and techniques used to measure the fair value of the investments.

Fair value for each investment will be derived using a combination of valuation methodologies that, in the judgment of the investment committee of the Investment Adviser are most relevant to such investment, including, without limitation, being based on one or more of the following: (i) market prices obtained from market makers for which the investment committee has deemed there to be enough breadth (number of quotes) and depth (firm bids) to be indicative of fair value (ii) the price paid or realized in a completed transaction or binding offer received in an arms-length transaction, (iii) a discounted cash flow analysis, (iv) the guideline public company method, (v) the similar transaction method, or (vi) the option pricing method.

The valuation methods selected for a particular investment are based on the circumstances and on the level of sufficient data available to measure fair value. If more than one valuation method is used to measure fair value, the results are evaluated and weighted, as appropriate, considering the reasonableness of the range indicated by those results. A fair value measurement is the point within that range that is most representative of fair value in the circumstances.

The determination of fair value using the selected methodologies takes into consideration a range of factors including, but not limited to, the price at which the investment was acquired, the nature of the investment, local market conditions, trading values on public and private exchanges for comparable securities, current and projected operating performance and

WHITEHORSE FINANCE, LLC

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2012

(Dollar amounts in thousands)

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

financing transactions subsequent to the acquisition of the investment, compliance with agreed upon terms and covenants, and assessment of credit ratings of an underlying borrower. These valuation methodologies involve a significant degree of judgment to be exercised.

As it relates to investments which do not have an active public market, there is no single standard for determining the estimated fair value. Valuations of privately held investments are inherently uncertain, and they may fluctuate over short periods of time and may be based on estimates. The determination of fair value may differ materially from the values that would have been used if a ready market for these investments existed.

In some cases, fair value for such investments is best expressed as a range of values derived utilizing different methodologies from which a single estimate may then be determined. Consequently, fair value for each investment may be derived using a combination of valuation methodologies that, in the judgment of the investment professionals, are most relevant to such investment. The selected valuation methodologies for a particular investment are consistently applied on each measurement date. However, a change in a valuation methodology or its application from one measurement date to another is possible if the change results in a measurement that is equally or more representative of fair value in the circumstances.

Loan Origination Fees:    The Company may receive origination fees upon the origination of an investment. These origination fees are initially deferred and reduced from the cost basis of the investment.

Risks and Uncertainties:    In the normal course of business, the Company encounters primarily two significant types of economic risks: credit and market. Credit risk is the risk of default on the Company’s investments that result from an issuer’s, borrower’s, or derivative counterparty’s inability or unwillingness to make contractually required payments. Market risk reflects changes in the value of investments due to changes in interest rates, spreads or other market factors, including the value of the collateral underlying investments held by the Company. Management believes that the carrying value of its investments are fairly stated, taking into consideration these risks along with estimated collateral values, payment histories and other market information.

Newly Adopted Accounting Standards:    In May 2011, the Financial Accounting Standards Board (‘“FASB”) issued Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRSs”). This guidance represents the converged guidance of the FASB and the International Accounting Standards Boards, or collectively, the Accounting Boards, on fair value measurement. The collective efforts of the Accounting Boards reflected in this guidance have resulted in common requirements for measuring fair value and for disclosing information about fair value measurements, including a consistent meaning of the term “fair value” and enhanced disclosure requirements for investments that do not have readily determinable fair values. The Accounting Boards have concluded the common requirements will result in greater

WHITEHORSE FINANCE, LLC

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2012

(Dollar amounts in thousands)

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

comparability of fair value measurements presented and disclosed in financial statement prepared in accordance with GAAP and IFRSs. The amendments to the FASB codification in this guidance are to be applied prospectively. For public entities, the amendments are effective during interim and annual periods beginning after December 15, 2011. Early application by public entities is not permitted. The Company adopted this guidance as of January 1, 2012, and the disclosures are included in Note 3.

NOTE 3—FAIR VALUE MEASUREMENTS

The following table presents investments (as shown on the schedule of investments) that have been measured at fair value:

		Fair Value Measurements at September 30, 2012, using
Investment Type	Total	Quoted Prices in Active Markets (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)

Senior Secured Term Loans	$275,809	$—	$—	$275,809
Senior Unsecured Note	13,100	—	—	13,100

	$288,909	$—	$—	$288,909

Valuation Techniques and Inputs

Quantitative Information about Level 3 fair value measurements is as follows:

Investment Type	Fair Value at September 30, 2012	Valuation Techniques	Unobservable Inputs	Range (Weighted Average)
Senior Secured Term Loans	$275,809	Discounted Cash Flow	Discount Rate	7.7% - 27.8% (14.5%)
		Consensus Pricing	Market Quotes	98.0% - 102.0% (100.2%)
Senior Unsecured Note	$13,100	Discounted Cash Flow	Discount Rate	21.5%
		Consensus Pricing	Market Quotes	81.0%

Valuation of investments may be determined by weighting various valuation techniques. Significant judgment is required in selecting the assumptions used to determine the fair values of these investments. At September 30, 2012, 41.7% of Level 3 investments are valued using a discounted cash flow technique and 58.3% are valued by applying a weighted approached across several techniques.

WHITEHORSE FINANCE, LLC

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2012

(Dollar amounts in thousands)

NOTE 3—FAIR VALUE MEASUREMENTS (Continued)

Information about Sensitivity to Changes in Significant Unobservable Inputs:    The significant unobservable inputs used in the fair value measurement of the Company’s term loans are the discount rate, market quotes and arms length transaction price. Significant increase in the discount rate for an investment would result in a significantly lower fair value measurement. Significant increase in the market quotes price would result in a significant increase in the fair value measurement.

NOTE 4—RELATED PARTY TRANSACTIONS

The Company has control positions with a related party in $53,817 of the investments on the consolidated schedule of investments. The Company’s investments in loans totaling $13,100 are currently held through participation agreements with an affiliate of the Members. At September 30, 2012, certain officers or employees affiliated with or employed by the Members and their related entities maintain co-investments in the investments of $6,568.

NOTE 5—COMMITMENT AND CONTINGENCIES

The Company had outstanding commitments to fund investments totaling $2,258 as of September 30, 2012.

NOTE 6—SUBSEQUENT EVENTS

The Company has evaluated subsequent events through November 7, 2012, the date on which the financial statement was issued. There have been no subsequent events that occurred during such period that would require disclosure or would be required to be recognized in the consolidated schedule of investments as of September 30, 2012, except as disclosed below:

The Company made a new loan of $17,500 to Jackson Hewitt Tax Service Inc. and received a principal payment of $41,718 as part of the refinancing of its previous investment, received a $33,395 principal payment from Hilex Poly Co., LLC as part of the refinancing its previous investment, sold a $6,489 portion of its investment in TCO Funding Corp., funded an additional draw of $1,129 to AGS LLC and made an additional investment of $2,757 in St. John Knits International, Inc.

WHITEHORSE FINANCE, LLC

CONSOLIDATED STATEMENT OF ASSETS, LIABILITIES AND

MEMBERS’ CAPITAL (UNAUDITED)

September 30, 2012

(Dollar amounts in thousands)

ASSETS
Investments, at fair value (cost $283,534)	$288,909
Cash and cash equivalents	53,458
Restricted cash and cash equivalents	2,386
Interest receivable	5,750
Due from related party	2,565
Deferred offering costs	420
Deferred financing costs	3,157

Total assets	$356,645

LIABILITIES AND MEMBERS’ CAPITAL
Liabilities
Credit facility	$51,250
Payable for securities purchased	4,115
Accrued expenses	616

Total liabilities	55,981
Members’ capital (100,000,000 units authorized, 23,983,586 units issued and outstanding)	300,664

Total liabilities and members’ capital	$356,645

See accompanying notes to unaudited consolidated financial statements.

WHITEHORSE FINANCE, LLC

CONSOLIDATED SCHEDULE OF INVESTMENTS (UNAUDITED)

September 30, 2012

(Dollar amounts in thousands)

Investment Type	Spread Above Index (1)	Interest Rate (2)	Maturity Date	Principal Amount	Amortized Cost	Fair Value	Fair Value As A Percentage Of Members’ Capital
North America
Insurance
Pre-Paid Legal Services, Inc.
Senior Secured Term Loan A	L + 6.00%	7.50%	12/31/16	$1,525	$1,446	$1,511	0.50%
	(1.50% Floor)
Senior Secured Term Loan B	L + 9.50%	11.00	12/31/16	7,929	8,017	7,969	2.65
	(1.50% Floor)
Building and Development
TCO Funding Corp.
Senior Secured Term Loan	L + 7.5%	9.50	4/27/14	24,215	23,835	24,288	8.08
	(2.00% Floor)
Business Equipment and Services
Jackson Hewitt Tax Service, Inc.
Senior Secured	L + 8.00%	10.00 (3)	8/1/16	41,718	37,805	40,717	13.54
	(2.00% Floor)
Leisure Goods
AGS, LLC
Senior Secured Term Loan	L + 10.00%	11.5%	8/15/16	17,309	16,629	16,617	5.53
	(1.5% Floor)
Initial Delayed Draw	L + 10.00%	N/A (4)	8/15/16	—	—	—	—
	(1.5% Floor)
Secondary Delayed Draw	L + 10.00%	N/A (4)	8/15/16	—	—	—	—
	(1.5% Floor)
Drugs
Acella Pharmaceuticals, LLC
Senior Secured Term Loan	L + 11.00%	15.00%	12/30/15	62,047	62,047	62,047	20.64
	(1.0% Floor)	(3.0% PIK)
Retailers
St. John Knits International, Inc.
Senior Secured Term Loan	N/A (5)	13.00	3/3/15	9,012	9,006	9,048	3.01
Healthcare
Genoa Healthcare, LLC
Senior Secured Term Loan	L + 9.50%	14.00	2/10/15	26,957	26,957	26,957	8.96
	(3.00% Floor)	(1.5% PIK)
Metropolitan Health Networks, Inc.
Senior Secured	L + 11.75%	13.50	10/4/17	8,861	8,398	8,931	2.97
	(1.75% Floor)
Chemicals and Plastics
Hilex Poly Co., LLC
Senior Secured Term Loan	L + 9.25%	11.25	11/19/15	33,395	32,590	34,363	11.43
	(2.00% Floor)
Financial Intermediaries
FCC Holdings, LLC
Senior Unsecured Note	N/A (5)	14.00	12/15/15	15,879	13,874	13,100	4.36
		(1.0% PIK)(6)
Equipment Leasing
GMT Holdings 1, Ltd. & GMT Holdings 12, Ltd.(7)
Senior Secured Term Loan	N/A (5)	25.00	6/30/13	43,146	42,930	43,361	14.42

Total Investments				$291,993	$283,534	$288,909	96.09%

(1)	The investments bear interest at a rate that may be determined by reference to LIBOR “L” or Prime “P” and which resets daily, quarterly or semiannually.
(2)	The interest rate is the “all-in-rate” including current index and spread, the fixed rate, and the paid in kind (PIK) interest rate.
(3)	The applicable margin for Jackson Hewitt is 7.00% if consolidated EBITDA is more than $50 million.
(4)	The entire commitment was unfunded at September 30, 2012. The Company earns a commitment fee of 5.00% on the unfunded amount.
(5)	Interest rate is fixed and accordingly the spread above the index is not applicable.
(6)	The PIK rate may vary from 0.0% to 2.0% based on a quarterly tangible net worth test.
(7)	WhiteHorse Finance LLC’s investments in GMT Holdings 1, Ltd. & GMT Holdings 12, Ltd. are held by its subsidiary Bayside Financing S.A.R.L.

See accompanying notes to unaudited consolidated financial statements.

WHITEHORSE FINANCE, LLC

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

For the three month period July 1, 2012 to September 30, 2012 and for the nine month period January 1, 2012 (Inception Date) to September 30, 2012

(Dollar amounts in thousands)

	September 30, 2012
	Three Months Ended	Nine Months Ended
Investment income
Interest	$8,733	$23,436
Paid in kind income	1,479	4,942
Other income	—	483

Total investment income	10,212	28,861
Expenses
Organization costs	—	68
Other expenses	65	319

Total expenses	65	387

Net investment income	10,147	28,474
Net realized loss on investments	(2,265)	(2,265)
Net unrealized appreciation of investments	3,284	5,375

Net income	$11,166	$31,584

See accompanying notes to unaudited consolidated financial statements.

WHITEHORSE FINANCE, LLC

CONSOLIDATED STATEMENT OF CHANGES IN MEMBERS’ CAPITAL (UNAUDITED)

Period from January 1, 2012 (Inception Date) to September 30, 2012

(Dollar amounts in thousands)

Capital contribution at January 1, 2012	$176,286

Issuance of members’ capital units in exchange for contributed assets	183,468
Distributions	(90,674)
Net income	31,584

Members’ capital at September 30, 2012	$300,664

See accompanying notes to unaudited consolidated financial statements.

WHITEHORSE FINANCE, LLC

CONSOLIDATED STATEMENT OF CASH FLOWS (UNAUDITED)

Period from January 1, 2012 (Inception Date) to September 30, 2012

(Dollar amounts in thousands)

Cash flows from operating activities
Net income	$31,584
Adjustments to reconcile net income to net cash used in operating activities:
Paid in kind income	(4,942)
Net realized loss on investments	2,265
Net unrealized appreciation of investments	(5,375)
Amortization of discount	(1,784)
Purchase of investments	(58,656)
Proceeds from principal payments and sales of portfolio investments	15,681
Changes in operating assets and liabilities
Interest receivable	(5,750)
Due from related party	(2,565)
Deferred offering costs	(420)
Accrued expenses	616
Restricted cash and cash equivalents	(2,386)
Payable for securities purchased	4,115

Net cash used in operating activities	(27,617)
Cash flows from financing activities
Proceeds from capital contributions	51,568
Payment of capital distributions	(18,586)
Proceeds from borrowings on credit facility	51,250
Deferred financing costs	(3,157)

Net cash provided by financing activities	81,075
Net change in cash and cash equivalents	53,458
Cash and cash equivalents at beginning of period	—

Cash and cash equivalents at end of period	$53,458

Supplemental noncash disclosures:
Contributed investments	$131,900
Distributed investments	(72,088)

See accompanying notes to unaudited consolidated financial statements.

WHITEHORSE FINANCE, LLC

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2012

(Dollar amounts in thousands)

NOTE 1 – BASIS OF PRESENTATION AND ORGANIZATION

The consolidated financial statements include WhiteHorse Finance, LLC, its wholly owned subsidiary, WhiteHorse Finance Warehouse, LLC, and its subsidiary Bayside Financing S.A.R.L., together referred to as “the Company.”

WhiteHorse Finance, LLC was organized as a limited liability company under the laws of Delaware on December 28, 2011, and commenced operations effective January 1, 2012 (“Inception Date”). The Company is a newly organized closed-end management investment company that intends to elect to be regulated as a business development company under the Investment Company Act of 1940, as amended, prior to its initial public offering (“IPO”). In addition, for tax purposes, the Company intends to elect to be treated as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. The Company intends to raise common equity in its IPO. In connection with the IPO, the Company will convert, in accordance with Delaware Law, to a Delaware corporation and be named WhiteHorse Finance, Inc. (“the Corporation”).

On September 30, 2012, H.I.G. Bayside Debt & LBO Fund II, L.P. (“Bayside II”) and H.I.G. Bayside Loan Opportunity Fund II, L.P. (“Loan Fund II” and, collectively, the “Members”) owned 55.1% and 44.9% of the Company, respectively.

Bayside Capital, Inc., an affiliate of the Members, serves as the investment adviser to the Company (the “Investment Adviser”) through an interim advisory agreement (see Note 5).

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation:    The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Intercompany transactions and balances are eliminated in consolidation.

Interim Financial Statements:    The unaudited consolidated financial statements of the Company as of September 30, 2012 and for the period from the Inception Date through September 30, 2012, have been prepared by us pursuant to the rules and regulations of the SEC. The information included reflects all adjustments (consisting only of normal recurring accruals and adjustments), which are in the opinion of management, necessary to fairly state the operating results for the period. However, these operating results are not necessarily indicative of the results expected for the full fiscal year. The notes to the unaudited consolidated financial statements should be read in conjunction with the notes to the financial statement contained in our January 1, 2012, audited financial statement contained within this registration statement.

Use of Estimates:    The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the financial statements. Actual results could differ from those estimates. The fair value of investments is particularly subject to change.

Cash and Cash Equivalents:    Cash and cash equivalents include cash, deposits with financial institutions, and short-term liquid investments in money market funds.

WHITEHORSE FINANCE, LLC

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

September 30, 2012

(Dollar amounts in thousands)

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Restricted Cash and Cash Equivalents:    Restricted cash and cash equivalents include amounts that are collected and held by the trustee appointed as custodian of the assets securing the Company’s credit facility. Restricted cash is held by the trustee for the payment of interest expense and principal on the outstanding borrowings or reinvestment into new assets.

Organizational and Offering Costs:    The Company incurred legal, accounting, regulatory, investment banking and other costs during its initial start up phase and associated with its intended IPO. Organizational costs are expensed as incurred. Offering costs are deferred and charged against paid-in capital in excess of par on completion of the intended IPO.

Deferred Financing Costs:    Deferred financing costs represent fees and other direct incremental costs incurred in connection with the Company’s borrowings. These amounts are amortized using the effective interest method and are included in interest expense in the consolidated statements of operations over the estimated life of the borrowings.

Investments and Related Investment Income and Expense:    The Company records investment transactions on a trade date basis, which is the date when it has determined that all material terms have been defined for the transactions. These transactions may settle on a subsequent date depending on the transaction type. All related revenue and expenses attributable to these transactions are reflected on the statement of operations commencing on the trade date unless otherwise specified by the transaction documents. Realized gains and losses on investment transactions are recorded on the specific identification method.

The Company accrues interest income if it expects that ultimately it will be able to collect it. Generally, when an interest payment default occurs on a loan in the portfolio, or if management otherwise believes that the issuer of the loan will not be able to service the loan and other obligations, the Company will place the loan on non-accrual status and will cease recognizing interest income on that loan until all principal and interest is current through payment or until a restructuring occurs, such that the interest income is deemed to be collectible. However, the Company remains contractually entitled to this interest. The Company may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection. Accrued interest is written off when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. Any original issue discounts, as well as any other purchase discounts or premiums on debt investments, are accreted or amortized to interest income over the maturity periods of the investments.

Certain expenses related to legal and tax consultation, due diligence, rating fees, valuation expenses and independent collateral appraisals may arise when the Company makes certain investments. These expenses are recognized in the statement of operations as they are incurred.

Valuation of Investments:    Valuation analyses of the Company’s investments are performed on a quarterly basis pursuant to the Financial Accounting Standards Board’s Accounting Standards Codification (“ASC”) 820, Fair Value Measurements. ASC 820 defines fair value, establishes a framework for measuring fair value in accordance with U.S. GAAP and expands disclosure of fair value measurements. Pursuant to ASC 820, the valuation standard

WHITEHORSE FINANCE, LLC

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

September 30, 2012

(Dollar amounts in thousands)

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

used to measure the value of each investment is fair value defined as, “the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date”. Investments are recorded at their fair value at each quarter end (the measurement date).

Fair Value Investment Hierarchy:    Accounting standards establish a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair value:

Level 1:    Quoted prices (unadjusted) for identical assets or liabilities in active public markets that the entity has the ability to access as of the measurement date.

Level 2:    Significant other observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

Level 3:    Significant unobservable inputs that reflect a reporting entity’s own assumptions about what market participants would use in pricing an asset or liability.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, a financial instrument’s categorization within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the financial instrument.

Valuation Process—Pre-IPO:    Investments are measured at fair value as determined in good faith by our investment adviser’s investment committee (“ Investment Valuation Committee”), based on, among other factors, consistently applied valuation procedures on each measurement date. The Investment Valuation Committee of the Investment Adviser undertakes a multi-step valuation process at each measurement date.

•	Our valuation process begins with each investment valued by the investment professionals responsible for the investment in conjunction with the finance team.

•	The valuation methods selected for a particular investment are based on the circumstances and on the level of data available to measure fair value.

•	Preliminary valuation recommendations are presented to the Investment Valuation Committee for consideration.

•	The Investment Valuation Committee discusses the recommendations and may review the valuation support, if necessary.

•	The Investment Valuation Committee will ultimately determine the fair value of each investment at quarter end.

WHITEHORSE FINANCE, LLC

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

September 30, 2012

(Dollar amounts in thousands)

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Valuation Process—Post-IPO:    Investments are measured at fair value as determined in good faith by our investment committee, reviewed by the audit committee of the board of directors (independent directors) and ultimately approved by our board of directors, based on, among other factors, consistently applied valuation procedures on each measurement date.

The Company will engage an independent external valuation firm to review all material investments, at least once a year. This external review will be used as a key input by the investment committee to provide positive assurance in comparison with the Company’s internal valuation of each investment over the year.

The board of directors undertakes a multi-step valuation process at each measurement date.

•	Our valuation process begins with each investment valued by the investment professionals responsible for the investment in conjunction with the finance team.

•	The valuation methods selected for a particular investment are based on the circumstances and on the level of data available to measure fair value.

•	Preliminary valuation recommendations are presented to the investment committee for consideration.

•

The investment committee discusses the recommended fair value for each investment and may review the internal valuation support and external valuations for assurance, if necessary. A summary of their findings will be presented to the audit committee of the board of directors for review and approval.

•	The audit committee approves and recommends the fair value of the Company’s investments to the board of directors.

•	The board of directors will ultimately determine the fair value of each investment at each quarter end.

Valuation Methodology:    The following section describes the valuation methods and techniques used to measure the fair value of the investments.

Fair value for each investment will be derived using a combination of valuation methodologies that, in the judgment of the investment committee of the Investment Adviser are most relevant to such investment, including, without limitation, being based on one or more of the following: (i) market prices obtained from market makers for which the investment committee has deemed there to be enough breadth (number of quotes) and depth (firm bids) to be indicative of fair value (ii) the price paid or realized in a completed transaction or binding offer received in an arms-length transaction, (iii) a discounted cash flow analysis, (iv) the guideline public company method, (v) the similar transaction method, or (vi) the option pricing method.

The valuation methods selected for a particular investment are based on the circumstances and on the level of sufficient data available to measure fair value. If more than one valuation

WHITEHORSE FINANCE, LLC

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

September 30, 2012

(Dollar amounts in thousands)

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

method is used to measure fair value, the results are evaluated and weighted, as appropriate, considering the reasonableness of the range indicated by those results. A fair value measurement is the point within that range that is most representative of fair value in the circumstances.

The determination of fair value using the selected methodologies takes into consideration a range of factors including, but not limited to, the price at which the investment was acquired, the nature of the investment, local market conditions, trading values on public and private exchanges for comparable securities, current and projected operating performance and financing transactions subsequent to the acquisition of the investment, compliance with agreed upon terms and covenants, and assessment of credit ratings of an underlying borrower. These valuation methodologies involve a significant degree of judgment to be exercised.

As it relates to investments which do not have an active public market, there is no single standard for determining the estimated fair value. Valuations of privately held investments are inherently uncertain, and they may fluctuate over short periods of time and may be based on estimates. The determination of fair value may differ materially from the values that would have been used if a ready market for these investments existed.

In some cases, fair value for such investments is best expressed as a range of values derived utilizing different methodologies from which a single estimate may then be determined. Consequently, fair value for each investment may be derived using a combination of valuation methodologies that, in the judgment of the investment professionals, are most relevant to such investment. The selected valuation methodologies for a particular investment are consistently applied on each measurement date. However, a change in a valuation methodology or its application from one measurement date to another is possible if the change results in a measurement that is equally or more representative of fair value in the circumstances.

Loan Origination, Facility, Commitment and Amendment Fees:    The Company may receive fees in addition to interest income from the loans during the life of the investment. Additionally, the Company may receive origination fees upon the origination of an investment. These origination fees are initially deferred and reduced from the cost basis of the investment and subsequently accreted into income over the term of the loan. Further, the Company may receive facility, commitment and amendment fees, which are paid on an ongoing basis. Facility fees, sometimes referred to as asset management fees, are accrued as a percentage periodic fee on the base amount (either the funded facility amount or the committed principal amount). Commitment fees are based upon the undrawn portion committed by the Company and are recorded on an accrual basis. Amendment fees are paid in connection with loan amendments and waivers and are accounted for upon completion of the amendments or waivers, generally when such fees are receivable. Any such fees are included in other income on the statement of operations.

Distributions:

Pre Business Development Company Election:    The Company intends to pay distributions approximately 45 days after quarter end at the discretion of the Investment Adviser.

WHITEHORSE FINANCE, LLC

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

September 30, 2012

(Dollar amounts in thousands)

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Post Business Development Company Election:    As a RIC, in order to avoid corporate-level income tax on its income, the Company must distribute to its stockholders at least 90% of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, on an annual basis out of the assets legally available for such distributions. In addition, the Company also intends to distribute any realized net capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) at least annually out of the assets legally available for such distributions. For a short period (less than one month after the closing of this offering), the Company may not be a RIC and may be subject to corporate-level income tax.

Income Taxes:    The Company is treated as a partnership for federal and state income tax purposes and does not incur income taxes, accordingly no provision for income taxes has been made in the accompanying financial statement, as each member is individually responsible for reporting income or loss, to the extent required by federal income tax laws and regulations, based upon its respective share of the Company’s revenues and expenses as reported for income tax purposes.

Upon its election to be treated as a business development company, the Company intends to elect to be treated, and intends to qualify annually thereafter, as a RIC under Subchapter M of the Code. To obtain RIC tax benefits, the Company must distribute at least 90% of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. In order to avoid certain excise taxes imposed on RICs, the Company currently intends to distribute during each calendar year an amount at least equal to the sum of (1) 98% of ordinary income for the calendar year, (2) 98.2% of capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years and on which the Company paid no U.S. federal income tax.

The Company’s tax returns are subject to examination by federal, state and local taxing authorities. Because many types of transactions are susceptible to varying interpretations under federal and state income tax laws and regulations, the amounts reported in the accompanying consolidated financial statements may be subject to change at a later date by the respective taxing authorities.

The Company recognizes the financial statement benefit of a tax position only after determining that the relevant tax authority would more-likely-than-not sustain the position following an audit. For tax positions meeting the more-likely-than-not threshold, the amount recognized in the financial statement is the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the relevant tax authority.

Penalties or interest that may be assessed related to any income taxes would be classified as other operating expenses in the financial statement. The Company has no amounts accrued for interest or penalties on September 30, 2012. The Company does not expect the total amount of unrecognized tax benefits to significantly change in the next twelve months.

WHITEHORSE FINANCE, LLC

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

September 30, 2012

(Dollar amounts in thousands)

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Risks and Uncertainties:    In the normal course of business, the Company encounters primarily two significant types of economic risks: credit and market. Credit risk is the risk of default on the Company’s investments that result from an issuer’s, borrower’s, or derivative counterparty’s inability or unwillingness to make contractually required payments. Market risk reflects changes in the value of investments due to changes in interest rates, spreads or other market factors, including the value of the collateral underlying investments held by the Company. Management believes that the carrying value of its investments are fairly stated, taking into consideration these risks along with estimated collateral values, payment histories and other market information.

Newly Adopted Accounting Standards:    In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRSs”). This guidance represents the converged guidance of the FASB and the International Accounting Standards Boards, or collectively, the Accounting Boards, on fair value measurement. The collective efforts of the Accounting Boards reflected in this guidance have resulted in common requirements for measuring fair value and for disclosing information about fair value measurements, including a consistent meaning of the term “fair value” and enhanced disclosure requirements for investments that do not have readily determinable fair values. The Accounting Boards have concluded the common requirements will result in greater comparability of fair value measurements presented and disclosed in financial statement prepared in accordance with GAAP and IFRSs. The amendments to the FASB codification in this guidance are to be applied prospectively. For public entities, the amendments are effective during interim and annual periods beginning after December 15, 2011. Early application by public entities is not permitted. The Company adopted this guidance as of January 1, 2012, and the disclosures are included in Note 3.

As permitted by Section 7(a)(2)(B) of the Securities Act, the Company has elected to defer the adoption of new and revised accounting standards applicable to public companies until also applicable to private companies. There are currently no such standards being deferred that will, in management’s opinion, have a material impact on the consolidated financial statements.

NOTE 3—FAIR VALUE MEASUREMENTS

The following table presents investments (as shown on the schedule of investments) that have been measured at fair value:

		Fair Value Measurements at September 30, 2012, using
Investment Type	Total	Quoted Prices in Active Markets (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)

Senior Secured Term Loans	$275,809	$—	$—	$275,809
Senior Unsecured Note	13,100	—	—	13,100

	$288,909	$—	$—	$288,909

WHITEHORSE FINANCE, LLC

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

September 30, 2012

(Dollar amounts in thousands)

NOTE 3—FAIR VALUE MEASUREMENTS (Continued)

Valuation Techniques and Inputs

Quantitative Information about Level 3 fair value measurements is as follows:

Investment Type	Fair Value at September 30, 2012	Valuation Techniques	Unobservable Inputs	Range (Weighted Average)
Senior Secured Term Loans	$275,809	Discounted Cash Flow	Discount Rate	7.7% - 27.8% (14.5%)
		Consensus Pricing	Market Quotes	98.0% - 102.0% (100.2%)
Senior Unsecured Note	$13,100	Discounted Cash Flow	Discount Rate	21.5%
		Consensus Pricing	Market Quotes	81.0%

Valuation of investments may be determined by weighting various valuation techniques. Significant judgment is required in selecting the assumptions used to determine the fair values of these investments. At September 30, 2012, 41.7% of Level 3 investments are valued using a discounted cash flow technique and 58.3% are valued by applying a weighted approached across several techniques.

The securities measured at fair value are senior secured loans and a senior note. The portfolio companies underlying the term loans are located in the United States. The weighted average maturity date of the senior secured term loans is July 17, 2015, and the senior unsecured note is December 15, 2015.

	Senior Secured Term Loans	Senior Unsecured Note	Total Investments
Balance at January 1, 2012	$167,706	$8,580	$176,286
Contributed investments	126,759	5,141	131,900
Purchases	58,656	—	58,656
Non-cash interest income	4,942	—	4,942
Amortization of discount	1,631	153	1,784
Distributed investments	(72,088)	—	(72,088)
Proceeds from pay downs	(15,681)	—	(15,681)
Net realized loss	(2,265)	—	(2,265)
Net unrealized appreciation (depreciation)	6,149	(774)	5,375

Balance at September 30, 2012	$275,809	$13,100	$288,909

Information about Sensitivity to Changes in Significant Unobservable Inputs:    The significant unobservable inputs used in the fair value measurement of the Company’s term loans are the discount rate, market quotes and arms length transaction price. Significant

WHITEHORSE FINANCE, LLC

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

September 30, 2012

(Dollar amounts in thousands)

increase in the discount rate for an investment would result in a significantly lower fair value measurement. Significant increase in the market quotes price would result in a significant increase in the fair value measurement.

NOTE 4—CREDIT FACILITY

On September 27, 2012, the Company entered into a $150,000 revolving credit and security agreement with Natixis, New York Branch, acting as facility agent (the “Credit Facility”) and on the same date drew $51,250. In connection with this agreement, WhiteHorse Finance Warehouse, LLC, pledged securities with a fair value of $198,084 as of September 30,2012, as collateral for the Credit Facility. The Credit Facility generally bears interest at the applicable commerical paper rate plus 2.25%.

The Credit Facility has a final maturity of September 27, 2020. Under the Credit Facility, the Company has made certain customary representations and warranties, and is required to comply with various covenants, including leverage restrictions, reporting requirements and other customary requirements for similar credit facilities. The Credit Facility includes usual and customary events of default for credit facilities of this nature. At September 30, 2012, the Company had $51,250 outstanding borrowings and $98,750 undrawn under the Credit Facility. The Company’s ability to draw down undrawn funds under the Credit Facility is determined by collateral and portfolio quality requirements stipulated in the credit and security agreement. At September 30, 2012, $2,586 was available to be drawn by the Company based on these requirements.

NOTE 5—RELATED PARTY TRANSACTIONS

The Company has control positions with a related party of the Investment Adviser associated with $53,817 of the contributed assets. The Company’s investments in loans totaling $13,100 are currently held through participation agreements with an affiliate of the Members. At September 30, 2012, certain officers or employees affiliated with or employed by the Members and their related entities maintain co-investments in the investments of $6,568.

The Company sold investments to its Members with a fair value of $69,823 on the date of sale. A capital distribution equal to the investment’s amortized cost of $72,088 was made to Members and a realized loss of $2,265 was recognized in the statement of operations related to the sale.

Interim Investment Advisory Agreement:    Bayside Capital, Inc., an affiliate of the Members, serves as the interim investment adviser for the Company at this time through an interim advisory agreement. Under the Interim Investment Advisory Agreement, the Investment Adviser provides investment management services to the Company prior to the consummation of our IPO, following which the Company intends to terminate the Interim Investment Advisory Agreement. During the period of the Inception Date to September 30, 2012, there were no fees paid to the Investment Adviser nor at September 30, 2012, were there fees that are expected to be collected with respect to the period ending on the date the final offering is priced. The Interim Investment Advisory Agreement waives all fees payable by the Company. Prior to its election to be treated as a business development company, the Company intends to enter into a replacement investment advisory agreement, which will take effect immediately prior to the IPO.

WHITEHORSE FINANCE, LLC

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

September 30, 2012

(Dollar amounts in thousands)

Due From Related Parties:    At September 30, 2012, the Company is due interest and principal proceeds in settlement of transactions related to securities acquired from or contributed by related parties during the period.

NOTE 6—COMMITMENT AND CONTINGENCIES

Commitments: The Company had outstanding commitments to fund investments totaling $2,258 as of September 30, 2012.

Indemnification:    The Company’s Limited Liability Company Operating Agreement includes indemnifications for the manager, officers, employees, and agents of the Company, which provide for the indemnification against losses, costs, claims and liabilities arising from the performance of obligations under such agreements, except for losses, costs, claims and liabilities arising due to gross negligence or bad faith. The Company has had no claims or payments pursuant to these agreements. The Company’s individual maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred. However, based on experience and limited operating history, the Company expects the risk of loss to be remote.

NOTE 7 – FINANCIAL HIGHLIGHTS

The financial highlights for the Company are as follows:

	September 30, 2012
	Three Months Ended	Nine Months Ended
Ratios to average members’ capital:
Expenses (1)	0.10%	0.20%
Net investment income (2)	15.98%	15.31%
Total return (3)	17.58%	16.98%

(1)	The expense ratio includes interest income and organization costs on the statement of operations. Organization costs are non-recurring
(2)	Net investment income includes interest income and excludes realized and unrealized gains (losses) on investments on the statements of operations
(3)	The total return is computed based on annual net income (loss) divided by weighted average members’ capital

Financial Highlights for periods of less than one year are annualized, with the exception of the impact of non-recurring expenses. For the three months ended September 30, 2012, and for the period from the Inception Date to September 30, 2012, the Company incurred $0 and $68 of organization costs, which were deemed to be non-recurring.

Financial highlights are calculated for each member class taken as a whole. An individual members’ return and ratios may vary based on the timing of capital transactions.

WHITEHORSE FINANCE, LLC

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

September 30, 2012

(Dollar amounts in thousands)

NOTE 8—SUBSEQUENT EVENTS

The Company has evaluated subsequent events through November 7, 2012, the date on which the financial statements were issued. There have been no subsequent events that occurred during such period that would require disclosure or would be required to be recognized in the unaudited consolidated financial statement as of September 30, 2012, except as disclosed below.

The Company made a new loan of $17,500 to Jackson Hewitt Tax Service Inc. and received a principal payment of $41,718 as part of the refinancing of its previous investment, received a $33,395 principal payment from Hilex Poly Co., LLC as part of the refinancing of its previous investment, sold a $6,489 portion of its investment in TCO Funding Corp., funded an additional draw of $1,129 to AGS LLC and made an additional investment of $2,757 in St. John Knits International, Inc.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Members of

WhiteHorse Finance LLC

We have audited the accompanying statement of assets, liabilities, and members’ capital of WhiteHorse Finance LLC (the “Company”), including the schedule of investments, as of January 1, 2012. This statement is the responsibility of the management of the Company. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments as of January 1, 2012 by correspondence with the custodian, loan agent or borrower; where replies were not received, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of the Company as of January 1, 2012, in conformity with accounting principles generally accepted in the United States of America.

As explained in Note 3 to the financial statement, the accompanying financial statement includes investments valued at $176.3 million, whose fair values have been estimated by the Company in the absence of readily determinable fair values. Such estimates are based on financial and other information provided by management of its portfolio companies, pertinent market and industry data, as well as input from independent valuation firms. These investments are valued in accordance with FASB ASC 820, Fair Value Measurements and Disclosures, which requires the Company to assume that the portfolio investments are sold in a principal market to market participants. The Company has considered its principal market as the market in which the Company exits its portfolio investments with the greatest volume and level of activity. ASC 820 specifies a hierarchy of valuation techniques based on whether the inputs to these valuation techniques are observable or unobservable. All investments held at January 1, 2012, are valued based on unobservable inputs. Because such valuations, and particularly valuations of private investments and private companies, are inherently uncertain, they may fluctuate significantly over short periods of time. These determinations of fair value could differ materially from the values that would have been utilized had a ready market for these investments existed.

/s/ CROWE HORWATH LLP

New York, New York

May 14, 2012

WHITEHORSE FINANCE, LLC

STATEMENT OF ASSETS, LIABILITIES AND MEMBERS’ CAPITAL

January 1, 2012

(Dollar amounts in thousands)

ASSETS
Investments, at fair value (cost $176,286)	$176,286

MEMBERS’ CAPITAL
Members’ Capital Units, 100,000,000 authorized, 11,752,383 issued and outstanding	$176,286

See accompanying notes to the financial statement.

WHITEHORSE FINANCE, LLC

SCHEDULE OF INVESTMENTS

January 1, 2012

(Dollar amounts in thousands)

Investment Type	Spread Above Index(1)	Interest Rate(4)	Maturity Date	Principal Amount	Cost	Fair Value	Fair Value as a Percentage of Members’ Capital
Investments
North America
Business Equipment and Services
Pre-Paid Legal Services, Inc.
Senior Secured Term Loan A(5)	L+6.00%	7.50%	12/31/16	$1,765	$1,658	$1,658	0.9%
Senior Secured Term Loan B(5)	L+9.50%	11.00%	12/31/16	3,929	3,825	3,825	2.2
Jackson Hewitt Tax Services, Inc
Senior Secured(2)(6)	L+7.00%	9.00%	8/1/16	41,718	37,267	37,267	21.1
Retailers
St. John Knits International, Inc.
Senior Secured	N/A	13.00%	3/3/15	4,912	4,848	4,848	2.8
Healthcare
Genoa Healthcare, LLC
Senior Secured(3)(7)	L+9.50%	14.00%	2/10/15	26,650	26,650	26,650	15.1
Metropolitan Health Networks, Inc.
Senior Secured(8)	L+11.75%	13.50%	10/4/17	8,861	8,357	8,357	4.7
Chemicals and Plastics
Hilex Poly Co., LLC
Senior Secured(6)	L+9.25%	11.25%	11/19/15	39,135	37,922	37,922	21.5
Financial Intermediaries
FCC Holdings, LLC
Senior Note	N/A	12.00%	12/15/15	9,587	8,580	8,580	4.9
Equipment Leasing
GMT Holdings 1, Ltd. & GMT Holdings 12, Ltd.
Senior Secured	N/A	25.00%	6/30/13	47,753	47,180	47,180	26.8

Total Investments				$184,310	$176,286	$176,286	100.0%

(1)	The investments bear interest at a rate that may be determined by reference to LIBOR “L” or Prime “P” and which resets daily, quarterly or semiannually.
(2)	The applicable margin for Jackson Hewitt is 8.00% if consolidated EBITDA is less than or equal to $50 million.
(3)	The all-in-rate for Genoa includes a payment-in-kind (“PIK”) interest rate option of 1.5%
(4)	The interest rate is the “all-in-rate” including current index and spread, the fixed rate, and the PIK interest rate.
(5)	Contains an index floor of 1.5% to which the applicable margin is added.
(6)	Contains an index floor of 2.0% to which the applicable margin is added.
(7)	Contains an index floor of 3.0% to which the applicable margin is added.
(8)	Contains an index floor of 1.75% to which the applicable margin is added.
N/A Interest rate is fixed and accordingly the spread above the index is not applicable.

See accompanying notes to the financial statement.

WHITEHORSE FINANCE, LLC

NOTES TO THE FINANCIAL STATEMENT

January 1, 2012

(Dollar amounts in thousands)

Note 1    Organization

WhiteHorse Finance, LLC (the “Company”) was organized as a limited liability company under the laws of Delaware on December 28, 2011, and commenced operations effective January 1, 2012 (inception date). The Company is a newly organized closed-end management investment company that intends to elect to be regulated as a business development company under the Investment Company Act of 1940, as amended, prior to its initial public offering (“IPO”). In addition, for tax purposes the Company intends to elect to be treated as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. The Company intends to raise common equity in its IPO. In connection with the IPO, the Company will convert, in accordance with Delaware Law, to a Delaware corporation and be named WhiteHorse Finance, Inc. (“the Corporation”).

On January 1, 2012, the Company received contributed assets totaling $176,286 from H.I.G. Bayside Debt & LBO Fund II, L.P. (“Debt & LBO LP”) and H.I.G. Bayside Loan Opportunity Fund II, L.P. (“Loan Opportunity LP” and, collectively, the “Members”). At that time Debt & LBO LP and Loan Opportunity LLP owned 55.9% and 44.1% of the Company, respectively.

Bayside Capital, Inc., an affiliate of the Members, serves as the investment adviser to the Company (the “Investment Adviser”) at this time through an interim advisory agreement (see Note 4 and Note 5).

Note 2    Summary of Significant Accounting Policies

Basis of Accounting:    The Company’s accounting policies are in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).

The Company believes the significant accounting policies described below affect the more significant judgments and estimates used in the preparation of its financial statements. Accordingly, the policies described below are the policies that the Company believes are and will be the most critical to understand fully and evaluate the Company’s historical financial condition and results of operations.

Use of Estimates:    The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the financial statements. Actual results could differ from those estimates.

Investments and Related Investment Income and Expense:    The Company records investment transactions on a trade date basis, which is the date when it has determined that all material terms have been defined for the transactions. These transactions may settle on a subsequent date depending on the transaction type. All related revenue and expenses attributable to these transactions are reflected on the statement of operations commencing on the trade date unless otherwise specified by the transaction documents. Realized gains and losses on investment transactions are recorded on the specific identification method.

The Company accrues interest income if it expects that ultimately it will be able to collect it. Generally, when an interest payment default occurs on a loan in the portfolio, or if management

WHITEHORSE FINANCE, LLC

NOTES TO THE FINANCIAL STATEMENT—(Continued)

January 1, 2012

(Dollar amounts in thousands)

otherwise believes that the issuer of the loan will not be able to service the loan and other obligations, the Company will place the loan on non-accrual status and will cease recognizing interest income on that loan until all principal and interest is current through payment or until a restructuring occurs, such that the interest income is deemed to be collectible. However, the Company remains contractually entitled to this interest. The Company may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection. Accrued interest is written off when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. Any original issue discounts, as well as any other purchase discounts or premiums on debt investments, are accreted or amortized to interest income or expense, respectively, over the maturity periods of the investments.

Interest expense is recorded on an accrual basis. Certain expenses related to legal and tax consultation, due diligence, rating fees, valuation expenses and independent collateral appraisals may arise when the Company makes certain investments. These expenses are recognized in the statement of operations as they are incurred.

Valuation of Investments:

Pre-IPO

Valuation analyses of the Company are performed on a quarterly basis pursuant to the Financial Accounting Standards Board’s Accounting Standards Codification (“ASC”) 820, Fair Value Measurements. Pursuant to ASC 820, the valuation standard used to measure the value of each investment is fair value (the “Fair Value”). ASC 820 defines Fair Value as “the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.”

Investments, which are privately traded debt, are recorded at their fair value estimated as of the measurement date. Accounting standards establish a fair value hierarchy which requires an entity to maximize the use of observable input and minimize the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair value:

Level 1: Quoted prices (unadjusted) for identical assets or liabilities in active markets that the entity has the ability to access as of the measurement date.

Level 2: Significant other observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

Level 3: Significant unobservable inputs that reflect a reporting entity’s own assumptions about what market participants would use in pricing an asset or liability.

In determining the value on a given date of marketable securities for which market quotations are readily available and which are available for immediate sale, (a) securities traded on a national securities exchange will be valued at the closing price on such date on such exchange where they are primarily traded, (b) over-the-counter securities will be valued at the closing bid price on such

WHITEHORSE FINANCE, LLC

NOTES TO THE FINANCIAL STATEMENT—(Continued)

January 1, 2012

(Dollar amounts in thousands)

date by NASDAQ or, if not quoted by NASDAQ, as last quoted in a recognized list for over-the-counter securities, and (c) securities traded pursuant to transactions effected pursuant to Rule 144A under the Securities Act will be valued at the last trade price on such date.

As it relates to investments for which there is no public market, there is no single standard for determining the estimated fair value. In most cases, fair value for such investments is best expressed as a range of values derived utilizing different methodologies from which a single estimate may then be determined. Consequently, fair value for each investment will be derived using a combination of valuation methodologies that, in the judgment of the investment committee of the Investment Adviser (the “Investment Committee”) are most relevant to such investment, including, without limitation, being based on one or more of the following: (i) market prices obtained from market participants for which the Managing Member has deemed there to be enough breadth (number of quotes) and depth (firm bids) of the quotes to be indicative of fair value and (ii) a discounted cash flow analysis.

We obtained an independent, third-party valuation firm to provide positive assurance regarding the fair value of such contributed assets as of the date of such contribution, except, in the case of one contributed asset, where the fair value was determined based on an internal valuation methodology. Internal valuations are completed on all investments and compared to the valuations provided by the third party (when completed) and the results are evaluated and weighted, as appropriate, considering the reasonableness of the range indicated by those results. A Fair Value measurement is the point within that range that the Investment Adviser determines to be most representative of Fair Value in the circumstances.

Post-IPO

Upon completion of the IPO, the board of directors of the Company intends to determine the net asset value of its investment portfolio each quarter. Accounting Standards Codifications Topic 820 (“ASC 820”), Fair Value Measurements and Disclosure, defines fair value as “the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.” ASC 820 also establishes a three-tier valuation hierarchy, which prioritizes the inputs used in measuring fair value:

Level 1—quoted unadjusted prices in active markets for identical investments as of the reporting date.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayments, credit risk, etc).

Level 3—significant unobservable inputs (including the Investment Adviser’s own assumptions about the assumptions market participants would use in determining the fair values of investments).

The valuation process will be conducted at the end of each fiscal quarter, with a portion of the valuations of portfolio companies without market quotations subject to review by independent valuation firms each quarter. When an external event with respect to one of the portfolio companies occurs, such as a purchase transaction, public offering or subsequent equity sale, the board of directors of the Company expects to use the pricing indicated by the external event to corroborate its valuation.

WHITEHORSE FINANCE, LLC

NOTES TO THE FINANCIAL STATEMENT—(Continued)

January 1, 2012

(Dollar amounts in thousands)

The portfolio consists of primarily debt investments. These investments are valued at their bid quotations obtained from unaffiliated market makers, other financial institutions that trade in similar investments or based on prices provided by independent third party pricing services. For investments where there are no available bid quotations, fair value is derived using proprietary models that consider analyses of independent valuation agents as well as credit risk, liquidity, market credit spreads, and other applicable factors for similar transactions.

Due to the nature of the Company’s investment strategy, the portfolio includes primarily relatively illiquid investments that are privately held. Valuations of privately held investments are inherently uncertain, and they may fluctuate over short periods of time and may be based on estimates. The determination of fair value may differ materially from the values that would have been used if a ready market for these investments existed. The Company’s net asset value could be materially affected if the determinations regarding the fair value of the investments were materially higher or lower than the values that are ultimately realized upon the disposal of such investments.

The board of directors intends to retain one or more independent valuation firms to review on a quarterly basis the valuation of a portion of the investments for which a market quotation is not available. The board of directors is ultimately and solely responsible for determining the fair value of the portfolio investments that are not publicly traded, whose market prices are not readily available on a quarterly basis in good faith or any other situation where portfolio investments require a fair value determination.

Fair value of publicly traded instruments is generally based on quoted market prices. Fair value of non-publicly traded instruments, and of publicly traded instruments for which quoted market prices are not readily available, may be determined based on other relevant factors, including without limitation, quotations from unaffiliated market makers or independent third party pricing services, the price activity of equivalent instruments, and valuation pricing models. For those investments valued using quotations, the bid price is generally used, unless the Company determines that the bid price is not representative of a probable expected exit price.

With respect to investments for which market quotations are not readily available, the board of directors intends to undertake a multi-step valuation process each quarter, as described below:

•

The quarterly valuation process will begin with each portfolio company or investment being initially valued by investment professionals of the Company’s investment adviser responsible for credit monitoring.

•	Preliminary valuation conclusions will then be documented and discussed with senior management and the investment adviser.

•	The audit committee of the board of directors will then review these preliminary valuations.

•	At least once annually, the valuation for each portfolio investment will be reviewed by an independent valuation firm.

•	The board of directors will discuss these valuations and determine the fair value of each investment in the portfolio in good faith.

WHITEHORSE FINANCE, LLC

NOTES TO THE FINANCIAL STATEMENT—(Continued)

January 1, 2012

(Dollar amounts in thousands)

Investments for which fair value is determined using the inputs defined above as Level 3 will be fair valued using the income and market approaches, which may include the discounted cash flow method, reference to performance statistics of industry comparables, relative comparable yield analysis, and in certain cases third party valuations performed by independent valuation firms. The valuation methods can reference various factors and use various inputs such as assumed growth rates, capitalization rates, and discount rates, loan-to-value ratios, liquidation value, relative capital structure priority, market comparables, compliance with applicable loan, covenant and interest coverage performance, book value, market derived multiples, reserve valuation, assessment of credit ratings of an underlying borrower, review of ongoing performance, review of financial projections as compared to actual performance, review of interest rate and yield risk. Such factors may be given different weighting depending on the assessment of the underlying investment, and the Company may analyze apparently comparable investments in different ways.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, a financial instrument’s categorization within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the financial instrument.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to the Company’s financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on the Company’s financial statements.

Loan Origination, Facility, Commitment and Amendment Fees:    The Company may receive fees in addition to interest income from the loans during the life of the investment. Additionally, the Company may receive origination fees upon the origination of an investment. These origination fees are initially deferred and reduced from the cost basis of the investment and subsequently accreted into income over the term of the loan. Further, the Company may receive facility, commitment and amendment fees, which are paid on an ongoing basis. Facility fees, sometimes referred to as asset management fees, are accrued as a percentage periodic fee on the base amount (either the funded facility amount or the committed principal amount). Commitment fees are based upon the undrawn portion committed by the Company and are recorded on an accrual basis. Amendment fees are paid in connection with loan amendments and waivers and are accounted for upon completion of the amendments or waivers, generally when such fees are receivable. Any such fees are included in other income on the statement of operations.

Distributions:

Pre Business Development Company Election

The Company intends to pay distributions 45 days after quarter end at the discretion of the Managing Members.

WHITEHORSE FINANCE, LLC

NOTES TO THE FINANCIAL STATEMENT—(Continued)

January 1, 2012

(Dollar amounts in thousands)

Post Business Development Company Election

As a RIC, in order to avoid corporate-level income tax on its income, the Company must distribute to its stockholders at least 90% of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, on an annual basis out of the assets legally available for such distributions. In addition, the Company also intends to distribute any realized net capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) at least annually out of the assets legally available for such distributions. For a short period (less than one month after the closing of this offering), the Company may not be a RIC and may be subject to corporate-level income tax.

Income Taxes:    The Company is treated as a partnership for federal and state income tax purposes and does not incur income taxes, accordingly no provision for income taxes has been made in the accompanying financial statement, as each member is individually responsible for reporting income or loss, to the extent required by federal income tax laws and regulations, based upon its respective share of the Company’s revenues and expenses as reported for income tax purposes.

Upon its election to be treated as a business development company, the Company intends to elect to be treated, and intends to qualify annually thereafter, as a RIC under Subchapter M of the Code. To obtain RIC tax benefits, the Company must distribute at least 90% of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. In order to avoid certain excise taxes imposed on RICs, the Company currently intends to distribute during each calendar year an amount at least equal to the sum of (1) 98% of ordinary income for the calendar year, (2) 98.2% of capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years and on which the Company paid no U.S. federal income tax.

The Company’s tax returns are subject to examination by federal, state and local taxing authorities. Because many types of transactions are susceptible to varying interpretations under federal and state income tax laws and regulations, the amounts reported in the accompanying financial statement may be subject to change at a later date by the respective taxing authorities.

In accordance with Accounting Standards Codification Topic 740-10, the Company recognizes the financial statement benefit of a tax position only after determining that the relevant tax authority would more-likely-than-not sustain the position following an audit. For tax positions meeting the more-likely-than-not threshold, the amount recognized in the financial statement is the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the relevant tax authority.

Penalties or interest that may be assessed related to any income taxes would be classified as other operating expenses in the financial statement. The Company has no amounts accrued for interest or penalties on January 1, 2012. The Company does not expect the total amount of unrecognized tax benefits to significantly change in the next twelve months.

WHITEHORSE FINANCE, LLC

NOTES TO THE FINANCIAL STATEMENT—(Continued)

January 1, 2012

(Dollar amounts in thousands)

Indemnification:    The Company’s Limited Liability Company Operating Agreement includes indemnifications for the manager, officers, employees, and agents of the Company, which provide for the indemnification against losses, costs, claims and liabilities arising from the performance of obligations under such agreements, except for losses, costs, claims and liabilities arising due to gross negligence or bad faith. The Company has had no claims or payments pursuant to these agreements. The Company’s individual maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred. However, based on experience and limited operating history, the Company expects the risk of loss to be remote.

Risks and Uncertainties:    In the normal course of business, the Company encounters primarily two significant types of economic risks: credit and market. Credit risk is the risk of default on the Company’s investments that result from an issuer’s, borrower’s, or derivative counterparty’s inability or unwillingness to make contractually required payments. Market risk reflects changes in the value of investments due to changes in interest rates, spreads or other market factors, including the value of the collateral underlying investments held by the Company. Management believes that the carrying of its investments are fairly stated, taking into consideration these risks along with estimated collateral values, payment histories and other market information.

Newly Adopted Accounting Standards:    In May 2011, the FASB issued Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. This guidance represents the converged guidance of the FASB and the International Accounting Standards Boards, or collectively, the Accounting Boards, on fair value measurement. The collective efforts of the Accounting Boards reflected in this guidance have resulted in common requirements for measuring fair value and for disclosing information about fair value measurements, including a consistent meaning of the term “fair value” and enhanced disclosure requirements for investments that do not have readily determinable fair values. The Accounting Boards have concluded the common requirements will result in greater comparability of fair value measurements presented and disclosed in financial statement prepared in accordance with GAAP and International Financial Reporting Standards. The amendments to the FASB codification in this guidance are to be applied prospectively. For public entities, the amendments are effective during interim and annual periods beginning after December 15, 2011. Early application by public entities is not permitted. The Company adopted this guidance as of January 1, 2012, and the disclosures are included in Note 3.

Note 3    Fair Value Measurements

Valuation Processes:    The pre-business development company election valuation policies and procedures of the Company are decided by the Investment Committee.

The valuation analyses are performed on a quarterly basis. At each quarter-end, a full review of the valuation of the investments is performed. The valuation review includes assessment of the business performance, financial performance and other characteristics of an underlying portfolio company, credit market conditions including the borrowing rates, industry

WHITEHORSE FINANCE, LLC

NOTES TO THE FINANCIAL STATEMENT—(Continued)

January 1, 2012

(Dollar amounts in thousands)

and economic conditions in which the issuer operates. The fair values of the investments are determined based on this assessment. The Company also engages an independent third-party valuation firm, as described, to perform a fair value analysis of the investments.

The discount rate for the investments is estimated using the yields of U.S. Treasury securities at constant maturities, market spreads for a particular industry, credit rating and length of maturity and specific-risk premium based on a risk assessment of the issuer and factors affecting the market value of the investments.

The following table presents investments (as shown on the schedule of investments) that have been measured at fair value:

	Fair Value Measurements at January 1, 2012, Using
Description	Total	Quoted Prices in Active Markets (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Investments Term Loans	$176,286	$—	$—	$176,286

	$176,286	$—	$—	$176,286

Valuation Techniques and Inputs:

Quantitative Information about Level 3 fair value measurements is as follows:

Investment Type	Fair Value at 1/1/2012	Valuation Techniques	Unobservable Input	Range (Weighted Average)
Senior Secured Term Loans—First Lien	$91,608	Discounted cash flow	Discount rate	9.8% - 29.8% (21.6%)
Senior Secured Term Loans—Second Lien	$76,098	Discounted cash flow	Discount rate	12.4% - 16.3% (14.0%)
Unsecured Senior Note	$8,580	Discounted cash flow	Discount rate	16.5%

The securities measured at fair value are senior secured loans and senior notes. The portfolio companies underlying the term loans are located in the United States. The weighted average maturity date of the senior secured term loans-first lien is August 14, 2014, and senior secured term loans-second lien is April 1, 2016. The maturity date of the unsecured senior note is December 15, 2015.

Information about Sensitivity to Changes in Significant Unobservable Inputs:    The significant unobservable input used in the fair value measurement of the Company’s term loans is the discount rate. Significant increases in the discount rate for an investment would result in a significantly lower fair value measurement.

WHITEHORSE FINANCE, LLC

NOTES TO THE FINANCIAL STATEMENT—(Continued)

January 1, 2012

(Dollar amounts in thousands)

Note 4    Related Party Transactions

On January 1, 2012, the Company received contributed assets totaling $176,286 from the Members. The Company has control positions with a related party of the Investment Adviser associated with $45,847 of the contributed assets. The Company’s investments in loans totaling $8,850 are currently held through participation agreements with an affiliate of the Members.

Certain officers or employees affiliated with or employed by the Member and their related entities maintain co-investments in the investments contributed during our formation of $3,413.

Interim Investment Advisory Agreement:    Bayside Capital, Inc., an affiliate of the Members, serves as the interim investment adviser for the Company at this time through an interim advisory agreement (see Note 5). Under the Interim Investment Advisory Agreement, the Investment Adviser provides investment management services to the Company prior to the consummation of our IPO, following which the Company intends to terminate the Interim Investment Advisory Agreement. As of January 1, 2012, there were no services rendered by or fees paid in advance by the Investment Adviser, that are expected to be collected at the time the final offering is priced. Prior to its election to be treated as a business development company, the Company intends to enter into a replacement investment advisory agreement, which will take effect immediately prior to the IPO.

Note 5    Subsequent Events

The Company has evaluated subsequent events through May 14, 2012, the date on which the financial statements were issued. There have been no subsequent events that occurred during such period that would require disclosure or would be required to be recognized in the Financial Statement as of January 1, 2012, except as disclosed below.

On January 31, 2012, the Company received a contribution of assets valued at $68,915 from the Members and issued 4,594,344 Members’ Capital units to the Members in their pro-rata ownership percentage. The total number of Members’ Capital units outstanding as of January 31, 2012 is 16,346,727. The cost of the investments matched their fair value upon contribution and the contractual principal outstanding on two tranches was $24,613 (first lien) and $44,303 (second lien). The assets are issued by a company in the Business Equipment and Services Industry. Terms on the first lien include an interest rate of Libor + 500 with a floor of 2% paid in cash, and a maturity date of December 1, 2014. The second lien terms include an interest rate of 8% fixed paid in cash, an additional 5% PIK, and a maturity date of June 1, 2015. An affiliate of the Investment Adviser owns a control position in this company.

In April, 2012 the Company entered into an interim investment advisory agreement with Bayside Capital, Inc., an affiliate of the Members.

Shares

WhiteHorse Finance, LLC

Common Stock

PROSPECTUS

Deutsche Bank Securities        J.P. Morgan        Citigroup        Barclays

November     , 2012

WHITEHORSE FINANCE

PART C

Other Information

ITEM 25. FINANCIAL	STATEMENTS AND EXHIBITS

(1) Financial Statements

The following financial statements of WhiteHorse Finance, LLC (the “Company” or the “Registrant”) are included in Part A of this Registration Statement.

WHITEHORSE FINANCE, LLC

(2) Exhibits

(a)(1)	Certificate of Formation(2)
(a)(2)	Form of Certificate of Incorporation(2)
(b)(1)	Limited Liability Company Agreement(2)
(b)(2)	Form of Bylaws(2)
(c)	Not applicable
(d)	Form of Stock Certificate(2)
(e)	Dividend Reinvestment Plan(2)
(f)	Not applicable

(g)	Form of Investment Advisory Agreement between Registrant and H.I.G. WhiteHorse Advisers, LLC
(h)	Form of Underwriting Agreement(1)
(i)	Not applicable
(j)	Form of Custody Agreement
(k)(1)	Certificate of Appointment of Transfer Agent(2)
(k)(2)	Form of Administration Agreement between Registrant and H.I.G. WhiteHorse Administration, LLC(2)
(k)(3)	Form of Trademark License Agreement between the Registrant and Bayside Capital, Inc.(2)
(k)(4)	Form of Subscription Agreement between Registrant and Private Placement Investors in Concurrent Private Placement
(k)(5)	Form of Revolving Credit and Security Agreement
(k)(6)	Form of Loan Sale and Contribution Agreement
(k)(7)	Form of Collateral Management Agreement
(k)(8)	Form of Risk Retention Letter
(k)(9)	Form of Term Loan Agreement
(k)(10)	Form of Term Loan Note in favor of Citibank, N.A.
(k)(11)	Form of Term Loan Note in favor of Deutsche Bank Trust Company Americas
(l)	Opinion and Consent of Dechert LLP, special counsel for Registrant
(m)	Not applicable
(n)(1)	Independent Registered Public Accounting Firm Consent
(o)	Not applicable
(p)	Not applicable
(q)	Not applicable
(r)(1)	Code of Ethics of WhiteHorse Finance, LLC(2)
(r)(2)	Code of Ethics of H.I.G. WhiteHorse Advisers, LLC(2)
99.1	Confidential Submission No. 1, dated May 14, 2012(2)
99.2	Confidential Submission No. 2, dated July 13, 2012(2)
99.3	Confidential Submission No. 3, dated August 24, 2012(2)

(1)	To be filed by amendment.
(2)	Previously filed.

ITEM 26.    MARKETING ARRANGEMENTS

The information contained under the heading “Underwriting” on this Registration Statement is incorporated herein by reference.

ITEM 27.    OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

Securities and Exchange Commission registration fee	$
NASDAQ Global Market Listing Fee	$
FINRA filing fee	$
Accounting fees and expenses		$(1)
Legal fees and expenses		$(1)
Printing and engraving		$(1)
Miscellaneous fees and expenses		$(1)
Total		$(1)

(1)	These amounts are estimates.

All of the expenses set forth above will be borne by the Company.

ITEM 28.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

To be provided by amendment.

ITEM 29.    NUMBER OF HOLDERS OF SECURITIES

The following table sets forth the approximate number of record holders of the Company’s common stock as of , 2012.

Title of Class	Number of Record Holders
Common stock, $0.001 par value

ITEM 30.    INDEMNIFICATION

As permitted by Section 102 of the General Corporation Law of the State of Delaware, or the DGCL, the Registrant has adopted provisions in its certificate of incorporation, as amended, that limit or eliminate the personal liability of its directors for a breach of their fiduciary duty of care as a director. The duty of care generally requires that, when acting on behalf of the corporation, directors exercise an informed business judgment based on all material information reasonably available to them. Consequently, a director will not be personally liable to the Registrant or its stockholders for monetary damages or breach of fiduciary duty as a director, except for liability for: any breach of the director’s duty of loyalty to the Registrant or its stockholders; any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law; any act related to unlawful stock repurchases, redemptions or other distributions or payment of dividends; or any transaction from which the director derived an improper personal benefit. These limitations of liability do not affect the availability of equitable remedies such as injunctive relief or rescission.

The Registrant’s certificate of incorporation and bylaws provides that all directors, officers, employees and agents of the registrant will be entitled to be indemnified by us to the fullest extent permitted by the DGCL, subject to the requirements of the Investment Company Act of 1940 Act, as amended, or the 1940 Act. Under Section 145 of the DGCL, the Registrant is permitted to offer indemnification to its directors, officers, employees and agents.

Section 145(a) of the DGCL provides, in general, that a corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation), because the person is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of any other enterprise. Such indemnity may be against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding, if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and if, with respect to any criminal action or proceeding, the person did not have reasonable cause to believe the person’s conduct was unlawful.

Section 145(b) of the DGCL provides, in general, that a corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor because the person is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of any other enterprise, against any expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

Section 145(g) of the DGCL provides, in general, that a corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of any other enterprise, against any liability asserted against the person in any such capacity, or arising out of the person’s status as such, regardless of whether the corporation would have the power to indemnify the person against such liability under the provisions of the law. We have obtained liability insurance for the benefit of our directors and officers.

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, WhiteHorse Advisers (the “Adviser”) and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser’s services under the Investment Advisory Agreement or otherwise as an investment adviser of the Registrant.

The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, WhiteHorse Administration and its officers, manager, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of WhiteHorse Administration’s services under the Administration Agreement or otherwise as administrator for the Registrant.

The Underwriting Agreement provides that each underwriter severally and not jointly will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, and each person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages or liabilities to which the Company or any such director, officer, or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary

Prospectus, the Prospectus or any amendment or supplement thereto, (ii) with respect to the Registration Statement or any amendment or supplement thereto, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) with respect to any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and will reimburse any legal or other expenses reasonably incurred by us or any such director, officer, or controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that each underwriter will be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Registration Statement, any Preliminary Prospectus, the Prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Representative[s] specifically for use therein.

Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 31.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

A description of any other business, profession, vocation or employment of a substantial nature in which the Adviser, and each managing director, director or executive officer of the Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Management.” Additional information regarding the Adviser and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-76984), and is incorporated herein by reference.

ITEM 32.    LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules promulgated under it are maintained at the offices of:

(1)    the Registrant, WhiteHorse Finance, LLC, 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131;

(2)    the Transfer Agent, American Stock Transfer & Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, New York 10269;

(3)    the Custodian, The Bank of New York Mellon, One Wall Street, New York, New York 10286; and

(4)    the Adviser, H.I.G. WhiteHorse Advisers, LLC, 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131.

ITEM 33.    MANAGEMENT SERVICES

Not Applicable.

ITEM 34.    UNDERTAKINGS

1.    The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement; or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.

2.    Not applicable.

3.    Not applicable.

4.    Not applicable.

5.    The Registrant undertakes that:

(a) For the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective.

(b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 2 Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Miami, in the State of Florida, on this 8th day of November 2012.

WHITEHORSE FINANCE, LLC

By:	/s/ Jay Carvell
Name:	Jay Carvell
Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 Registration Statement on Form N-2 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title

/S/ JAY CARVELL Jay Carvell	Chief Executive Officer (principal executive officer)	November 8, 2012

/S/ ALASTAIR G.C. MERRICK Alastair G.C. Merrick	Chief Financial Officer, Treasurer (principal financial and accounting officer)	November 8, 2012

* John Bolduc	Chairman of the Board of Directors	November 8, 2012

* Rick D. Puckett	Director	November 8, 2012

* Thomas C. Davis	Director	November 8, 2012

* Alexander W. Pease	Director	November 8, 2012

*	Signed by Jay Carvell pursuant to a power of attorney signed by each individual and filed with this Registration Statement on September 24, 2012.